UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07883
ICON Funds
(Exact name of registrant as specified in charter)
5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111
(Address of principal executive offices)     (Zip code)
Erik L. Jonson 5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111_
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-790-1600
Date of fiscal year end: September 30, 2008
Date of reporting period: September 30, 2008
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
          Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

2008 Annual Report
ICON U.S. Diversified Funds
Investment Update

ICON Bond Fund
ICON Core Equity Fund
ICON Equity Income Fund
ICON Income Opportunity Fund
ICON Long/Short Fund

1-800-764-0442 ï www.iconfunds.com

AR-DIV-D, K95866

About This Report

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions, and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2008, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2008 are included in each Fund’s Schedule of Investments.

While ICON’s quantitative investment methodology primarily considers company-specific factors beyond financial data, various company factors may impact a stock’s performance, and therefore, Fund performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and

2 About This Report

securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

According to ICON, value investing is an analytical, quantitative approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates; the risks noted in this Report and other factors beyond the control of our investment team. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

There are risks associated with selling short, including the risk that the ICON Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The ICON Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity in the underlying securities, and are not suitable for all investors. An investment concentrated in sectors and industries may involve greater risk and

About This Report 3

volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The ICON Bond Fund may invest up to 25% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging a Fund’s performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds’ portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.

•	The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The Lehman Brothers (“LB”) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (“CMBS”) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

•	The Chicago Board Options Exchange Volatility Index (“VIX”) is an up-to-the-minute market estimate of expected volatility that is calculated by using real-time S&P 500 Index option bid/ask quotes. VIX uses nearby and second nearby options with at least 8 days left to expiration and then weights them to yield a constant, 30-day measure of the expected volatility of the S&P 500 Index.

Index returns and statistical data included in this Report are provided by Bloomberg, FactSet Research Systems, and Lehman Brothers.

4 About This Report

Message From ICON Funds

Dear ICON Shareholder:

Because of the discipline inherent in the ICON system, I never expected to write a letter to shareholders explaining the type of negative returns we and much of our industry have posted over the last fiscal year. Using our valuation methodology, we buy stocks we believe are on sale and we do not chase what we think are over-priced, hot trends. We screen for quality, favoring well-managed companies with healthy cash positions and lower than average debt levels. We do not underwrite or insure mortgage-backed securities. Although we have owned government agency bonds, ICON resisted the subprime mortgage-backed securities frenzy. We attempt to distance ourselves from Wall Street as we do not take any brokerage “buy, sell or hold” recommendations and we have not purchased IPOs. September 2008 was a particularly harsh month for financial stocks. In response to questions from financial advisers, we wrote the following regarding our Core Equity and Financials sector fund: “it is noteworthy that neither fund owned the following stocks as of 8/31/08; Fannie Mae, Freddie Mac, Merrill Lynch, Lehman Brothers, Washington Mutual or AIG.” We sold another headliner, Bear Stearns, in early July 2007 in the $139 per share range. Although ICON’s disciplined, value-based methodology allowed us to stay clear of these and similar problematic securities, our portfolios were dragged down by the recent financial crisis nevertheless.

We have analyzed past market peaks in an effort to identify indicators that forecast a subsequent bear market. The only recurring behavior we have identified involves valuation; that is, we discovered that stocks are priced much higher than our estimation of their intrinsic value at a typical peak. For example, stocks were significantly overpriced according to our system prior to the crash of October 1987. More recently, prices of technology and telecommunication issues were way above our estimate of intrinsic value just before their severe decline in 2000. Based on our estimation of intrinsic value, however, stocks were not overpriced in late 2007. Therefore, we had no indication of a potential severe market drop. The market behaved like quick sand, with stocks dropping in reaction to news events, even though they were not overpriced under our methodology. We take little solace in the fact that we were not alone, and that few advisers could have anticipated the panic selling that dragged the market lower as fiscal year 2008 came to a close. The damage was so widespread that investors had no place to hide in September, except in cash, which was also subject to its own risks and limitations.

If you have followed the behavior of the ICON system over the last two decades you have noticed a pattern. When stock prices dropped quickly and

Message From ICON Funds 5

were significantly below our estimate of intrinsic value, we held and even rotated into attractive industries in an effort to capture the emerging leadership. With each sudden market decline, we stated that the price drop was created by investors overreacting, and, further that we expected prices to move higher and catch up to value. For two decades our decision to remain invested in anticipation of price catching up to value has been effective and critical to our success. As we entered the fiscal year, we saw no reason to change our strategy or behavior.

In late 2007, stock prices dropped in reaction to the initial problems regarding the subprime mortgage situation. We checked all inputs to our valuation equation, such as earnings estimates and risk, and they were steady. With stocks priced below our estimate of intrinsic value, we believed investors (and, accordingly, the market) had over-reacted. In response to further developments, stock prices dropped again in January and yet again in March. With each drop, stocks continued to look cheap and inputs to our valuation equation remained steady. Each dip this fiscal year looked like an overreaction to the data available at the time, just like the sudden dips we’d seen on several occasions over the last two decades. We stuck to our system in what proved to be an unprecedented setting.

The dictates of the ICON system are pretty simple. First, when stocks are cheap, the ICON system focuses on value - not news events - and directs us to remain invested. Second, when stocks are expensive, the system favors cash. Third, the system attempts to capture industry leadership that typically lasts one to two years. By sticking rigidly to its discipline, we believe the ICON system can handle most market situations through time. We believe also that the events of the last twelve months have been extraordinary - rare, unusual, and even unlikely to reoccur. The ICON system depends in no small part on the integrity of the market. While several parties share blame for this most recent economic crisis, the evident failure of many companies to properly disclose their financial condition caught ICON and most other investment professionals off-guard. Obviously, the ICON system did not handle the last 12-months well. Frankly, few systems did.

Current Situation and Outlook

The monetarist theory of economics believes that when the money supply grows it will stimulate the economy with about a six to nine month lag. When the money supply contracts, the monetarist theory believes that contraction will slow the economy by a similar lag. One way to measure the money supply is M1, which is defined to be currency plus demand deposits (checking accounts). When a bank makes a loan, a demand deposit is created, which, by definition, creates money. In August 2007 the Federal Reserve (“FED”) eased monetary policy and injected reserves into the

6 Message From ICON Funds

banking system. Such easing normally promotes banks to make loans which, in turn, creates M1 and stimulates the economy. Despite the continued monetary easing through late 2007 and early 2008, banks did not increase their lending, partly through caution but mostly because the illiquid mortgage-backed securities they held hurt their capital ratios.

The primary goal of the Troubled Asset Relief Program or “TARP” package is for the U.S. Treasury to buy those mortgage-backed securities. The banks will record a loss on the securities, as they should, but will immediately have cash and greatly improved capital ratios, which means they can make loans again. Through loans, M1 can grow and stimulate the economy. In separate actions, the FED announced that it will pump an additional $630 billion into the global financial system through what it calls currency swaps with foreign central banks. The FED also announced its intent to buy commercial paper in the short-term money market. Finally, the U.S. Treasury Department announced it will buy stock in banks to help their capital ratios.

Over the 19 week period from late May through early October, M1 grew 11.6%. That is not annualized. It is 11.6% in 19 weeks. That is a sensational pace and is evidence banks are lending. If the lending continues and M1 continues to grow, we believe it will stimulate the economy. Typical timing would suggest that the economy might hit a bottom winter or spring 2009.

The market place seems unable to understand monetary stimulation and policy, as distinguished from fiscal policy. Fiscal policy is more obvious as it targets a specific income level, segment of the economy or industry. People can understand it. A monetary stimulus, on the other hand, is vague, broad, intangible, but, in the view of monetarists, very powerful. A monetary stimulus is just slow. It may be a few months before a monetary stimulus takes effect and it works behind the scenes, so to speak.

We believe the monetary stimulus is underway and will result in an economic recovery in 2009. We also see many of the behaviors and data typical of market bottoms falling in place. After coming through the extraordinary events of the last 12-months, investors and money managers have to do an assessment. They have to decide if they should make adjustments and changes or whether the events of the last fiscal year were anomalous and unlikely to be repeated. While investors should consult with their financial advisers regarding their unique needs and goals, generally speaking I would encourage most investors to not make major adjustments. Too many times I have seen investors set investment policy by looking in the rear view mirror, especially regarding their allocation to equities. It is usually not productive to make major changes in response to extraordinary events like those of the past 12-months.

Message From ICON Funds 7

We expect that the financial system will emerge stronger and better than before. This was not the first unanticipated problem to hit our financial and banking system; nor will it be the last. The same problems generally do not recur, although new ones arise from time to time. We fix an existing problem and move on. And that’s exactly what the financial and banking system is doing in response to this most recent crisis.

At ICON we remain convinced that our calculation of intrinsic value is valid and that valuation, in combination with industry relative strength readings, can identify industry leadership for one to two year moves. We expect that investors will continue to demonstrate the kind of overreaction to events we have recognized and avoided in the past. We will try to capitalize on that overreaction by allowing our valuation methodology to guide our buying and selling. We take the same advice we pass on to our investors: we do not believe in making major changes to our investment game-plan by looking at a bad situation in the rear view mirror. We believe our system is well designed to handle most events. Changing the system in order to handle an extreme retroactive event would hinder our ability to address most everyday situations. And while the events of the last 12-months have been nothing shy of extraordinary, we believe much of the carnage has run its course. It is difficult to predict market bottoms, but as we say at ICON, rallies do not issue invitations. Therefore, we encourage you to ride out whatever remains of the storm with us and remain invested in order to participate in any ensuing rally.

Yours truly,

Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

8 Message From ICON Funds

Class I IOBIX
Class C IOBCX
Class Z IOBZX

Management Overview
ICON Bond Fund

Q.	How did the Fund perform relative to its benchmark?

A.	For the Fund’s fiscal year ended September 30, 2008, the Lehman Brothers U.S. Universal Index gained 2.32%, outperforming the ICON Bond Fund, which returned -1.48% for Class I shares, -2.16% for Class C shares, and -1.43% for Class Z shares over the same period. Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Heightened and very real bankruptcy fears dominated the bond market this fiscal year. Credit spreads widened from the outset of the year and continued to widen further as investors witnessed the downfall of Indy Mac, Bear Stearns, Lehman Brothers, Fannie Mae, Freddie Mac, AIG, and Washington Mutual. As credit spreads widened, recession fears grew, inflation concerns subsided, and the Federal Reserve stepped up their rate cuts, long term US Treasuries turned in one of their best years in some time as the On-The-Run US 10 year Treasury yield fell from its 52 week high of 4.683% on October 12, 2007 to 3.825% on September 30, 2008.

This environment proved somewhat difficult for ICON’s quantitative bond model as widening credit spreads led to an abundance of value in corporate bonds, but little relative strength. At the same time, government bonds had plenty of relative strength, but showed little value. An underweight position in longer dated US Treasuries detracted from the Fund’s relative performance.

Short term corporate bonds, especially in the Financial sector, were an exception to this quandary as they showed value with wide spreads, but also maintained strength as they appreciated toward par. Given their quality credit ratings it seemed that the bankruptcy risk baked into their spreads had been overdone. Unfortunately this was not the case and some positions discussed in more detail below hindered relative performance.

Q.	How did the Fund’s composition affect performance?

A.	As discussed above, the Fund’s composition, which was light in US treasuries and heavy in short term financial corporate bonds, hindered performance. For a good part of the year this strategy worked well, as bonds of highly rated financial companies appreciated toward their par maturity levels.

Management Overview 9

The Fund gave up its positive gains in September 2008, however, when small positions in Washington Mutual, AIG, and Wachovia fell precipitously as the government arranged takeovers. Other financial and non-financial corporate bond holdings fell sharply as well as bankruptcy fears and the need for liquidity pushed yields higher.

Q.	What is your investment outlook for the bond market?

A.	Credit spreads continued to widen through September 2008 and are currently at levels not seen since the lows of the tech bubble crash. Although these spreads brought considerable value to some very highly rated corporate bonds, it has also weakened their relative strength readings. At the same time, the flight to safety has raised Treasury prices beyond their fair value while giving them considerable strength. Agency bonds seem to be somewhere in between as their spreads have narrowed after the government takeover, but are still wide enough to offer enticing value. As panic subsides from the market and bid-ask spreads narrow, we will look to reduce our corporate exposure and increase our Agency bond holdings.

ICON Bond Fund
Average Annual Total Return
as of September 30, 2008

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Bond Fund - Class I	9/30/02	-1.48%	2.47%	3.40%	1.09%	1.00%

Lehman Brothers U.S. Universal Index		2.32%	3.90%	4.43%	N/A	N/A

ICON Bond Fund - Class C	10/21/02	-2.16%	1.87%	3.21%	3.15%	1.60%

Lehman Brothers U.S. Universal Index		2.32%	3.90%	4.81%	N/A	N/A

ICON Bond Fund - Class Z	5/6/04	-1.43%	N/A	2.76%	31.60%	0.75%

Lehman Brothers U.S. Universal Index		2.32%	N/A	4.41%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 28, 2008 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

10 Management Overview

ICON Bond Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ICON Bond Fund
Credit Quality Diversification
September 30, 2008

Aaa	13.2%
Aa1	3.7%
Aa2	6.0%
Aa3	18.8%
A1	7.1%
A2	10.8%
A3	7.3%
Baa1	6.7%
Baa2	4.5%
Baa3	5.0%
Ba2	1.4%
Ba3	2.8%
B1	4.1%
B2	4.1%
Not Rated	0.1%

Percentages are based upon total investments less short-term investments.

Ratings based on Moody’s.

Management Overview 11

ICON Bond Fund
Schedule of Investments
September 30, 2008

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

Corporate Bonds (85.1%)
$220,000	Ace INA Holdings, Inc.	8.88%	08/15/29	$241,484
2,000,000	Alabama Power Co.(a)	3.00%	08/25/09	1,994,116
1,000,000	Allied Waste North America	6.50%	11/15/10	977,500
275,000	Allied Waste North America	5.75%	02/15/11	263,313
2,150,000	American Express Centurion Bank(a)	2.66%	12/17/09	2,027,663
1,800,000	American Express Credit Co.(a)	3.55%	02/24/12	1,521,232
750,000	American General Finance Corp.	5.38%	10/01/12	409,931
500,000	AutoZone, Inc.	5.50%	11/15/15	467,119
1,500,000	Bank of America Corp.	6.25%	04/15/12	1,455,436
1,000,000	Bank of America Corp.	4.88%	09/15/12	924,060
950,000	Bank of America Corp.(a)	3.12%	06/15/17	850,714
1,000,000	BB&T Corp.	6.50%	08/01/11	975,374
1,000,000	Berkshire Hathaway Finance Corp.	4.20%	12/15/10	1,015,636
750,000	Capital One Bank USA NA	4.25%	12/01/08	743,608
1,000,000	Case New Holland, Inc.	6.00%	06/01/09	972,500
1,000,000	Caterpillar Financial Services Corp.(a)	2.84%	10/09/09	995,366
150,000	Centex Corp.	4.55%	11/01/10	132,750
1,127,000	Chartered Semiconductor - YD	5.75%	08/03/10	1,053,067
450,000	Cincinnati Financial Corp.	6.90%	05/15/28	388,807
500,000	CIT Group, Inc.(a)	2.93%	06/08/09	427,538
750,000	CIT Group, Inc.	4.75%	12/15/10	488,436
355,000	CIT Group, Inc.	7.75%	04/02/12	194,973
1,000,000	Citigroup, Inc.(a)	2.96%	05/18/10	922,872
1,000,000	Citigroup, Inc.	6.00%	02/21/12	924,186
410,000	CNA Financial Corp.	6.60%	12/15/08	409,655
1,750,000	Comcast Cable Communications Holdings	8.38%	03/15/13	1,835,382
400,000	Comcast Cable Communications Holdings	8.88%	05/01/17	421,254
550,000	Comerica Bank	7.13%	12/01/13	495,118
114,000	Cox Communications, Inc.	7.63%	06/15/25	113,079
1,000,000	Credit Suisse USA, Inc.(a)	2.57%	06/05/09	995,105
1,000,000	Credit Suisse USA, Inc.(a)	3.00%	03/02/11	974,329
1,000,000	Credit Suisse USA, Inc.	6.13%	11/15/11	983,926
500,000	Daimler Finance NA	8.00%	06/15/10	522,848
1,000,000	Daimler Finance NA	7.75%	01/18/11	1,036,600
2,500,000	Daimler Finance NA	6.50%	11/15/13	2,439,705

12 Schedule of Investments

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

$500,000	Deutsche Telekom International Finance - YD	8.00%	06/15/10	$519,040
260,000	Dillard’s, Inc.	9.50%	09/01/09	260,325
232,000	Dillard’s, Inc.	9.13%	08/01/11	222,720
450,000	E.I. Du Pont de Nemours & Co.	5.00%	07/15/13	443,219
950,000	El Paso Corp.	6.75%	05/15/09	941,812
750,000	Embratel - YD	11.00%	12/15/08	750,937
500,000	Farmers Insurance Capital Notes(b)	7.20%	07/15/48	385,633
6,000	First American Financial Corp.	7.55%	04/01/28	6,155
3,000,000	Ford Motor Credit Co.	5.63%	10/01/08	2,999,351
700,000	General Electric Capital Corp.(a)	2.86%	03/16/09	696,751
1,000,000	General Electric Capital Corp.(a)	2.85%	03/12/10	986,612
1,950,000	General Electric Capital Corp.(a)	3.25%	02/01/11	1,929,115
500,000	General Electric Capital Corp.	5.45%	01/15/13	467,124
1,000,000	General Electric Capital Corp.(a)	2.95%	05/08/13	924,901
250,000	Goldman Sachs Group, Inc.	7.35%	10/01/09	242,397
1,500,000	Goldman Sachs Group, Inc.	4.50%	06/15/10	1,392,418
1,000,000	Goldman Sachs Group, Inc.	5.00%	01/15/11	901,935
1,250,000	Goldman Sachs Group, Inc.	6.88%	01/15/11	1,194,896
1,000,000	Goldman Sachs Group, Inc.	6.60%	01/15/12	932,188
1,000,000	Goldman Sachs Group, Inc.	5.70%	09/01/12	861,396
2,000,000	Honeywell International, Inc.(a)	2.85%	07/27/09	1,991,042
670,000	Household Finance Corp.	5.88%	02/01/09	663,118
500,000	Household Finance Corp.	7.00%	05/15/12	485,901
1,900,000	Household Finance Corp.(a)	7.80%	11/10/13	1,780,034
2,000,000	HSBC Finance Corp.	5.00%	06/30/15	1,785,330
950,000	IBM Corp.	8.38%	11/01/19	1,100,474
1,000,000	IBM International Group Capital(a)	3.13%	07/29/09	982,514
500,000	International Lease Finance Corp.	6.38%	03/15/09	461,102
294,000	International Lease Finance Corp.	4.88%	09/01/10	212,636
450,000	John Hancock(b)	7.38%	02/15/24	481,144
2,000,000	JP Morgan Chase & Co.(a)	2.54%	05/07/10	1,977,914
2,000,000	JP Morgan Chase & Co.	6.75%	02/01/11	2,006,694
1,350,000	JP Morgan Chase & Co.	6.63%	03/15/12	1,326,789
1,000,000	Kansas City Southern	7.50%	06/15/09	1,000,000
500,000	Kraft Foods, Inc.	6.25%	06/01/12	502,618
1,000,000	Massey Energy Co.	6.63%	11/15/10	1,000,000
1,100,000	Merrill Lynch & Co.(a)	7.07%	05/05/14	937,552
500,000	Morgan Stanley	3.88%	01/15/09	460,009
2,900,000	Morgan Stanley(a)	3.07%	01/15/10	2,177,474
250,000	Morgan Stanley	4.25%	05/15/10	203,144
500,000	Morgan Stanley	4.75%	04/01/14	265,048

Schedule of Investments 13

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

$400,000	New Jersey Bell Telephone	7.85%	11/15/29	$360,320
122,000	NLV Financial Corp.(b)	6.50%	03/15/35	104,478
2,000,000	Oracle Corp.(a)	2.86%	05/14/10	1,988,856
500,000	Prudential Financial, Inc.	4.75%	06/13/15	445,017
500,000	R.R. Donnelley & Sons Co.	4.95%	04/01/14	443,229
750,000	Rent-A-Center, Inc.(c)	7.50%	05/01/10	733,125
1,000,000	Reynolds American, Inc.	6.50%	07/15/10	1,039,722
1,000,000	Roadway Corp.	8.25%	12/01/08	990,000
500,000	Ryder System, Inc.	5.85%	03/01/14	487,110
382,000	Sears Roebuck Acceptance Corp.	6.25%	05/01/09	375,595
213,000	Semco Energy, Inc.	6.40%	11/25/08	213,510
1,000,000	SLM Corp.	4.20%	09/15/09	881,726
1,000,000	Smithfield Foods, Inc.	8.00%	10/15/09	970,000
700,000	Standard Pacific Corp.	6.50%	10/01/08	699,943
350,000	Telefonica de Argentina - YD	9.13%	11/07/10	343,875
500,000	Tennessee Gas Pipeline	7.00%	10/15/28	428,476
2,000,000	The Home Depot, Inc.	5.20%	03/01/11	1,948,272
2,000,000	The Home Depot, Inc.	5.25%	12/16/13	1,841,748
500,000	Tyco International, Ltd. - YD	6.13%	11/01/08	500,445
155,000	Union Carbide Corp.	6.70%	04/01/09	155,162
1,000,000	Verizon Communications, Inc.	6.88%	06/15/12	1,017,730
410,000	Verizon Communications, Inc.	8.30%	08/01/31	393,846
2,000,000	Wachovia Corp.(a)	2.99%	08/01/13	1,511,652
1,000,000	Walt Disney Co.(a)	2.86%	07/16/10	996,690

Total Corporate Bonds (Cost $94,729,474)				88,324,671
U.S. Government And U.S. Government Agency Bonds (9.2%)
1,000,000	Fannie Mae	5.25%	08/01/12	1,011,560
825,000	Fannie Mae	5.13%	01/02/14	821,560
500,000	Fannie Mae	5.00%	04/17/15	498,011
1,000,000	Fannie Mae	5.00%	07/09/18	979,107
1,000,000	Federal Home Loan Bank	4.00%	02/12/10	1,009,588
750,000	Federal Home Loan Bank	5.50%	02/14/20	740,632
200,000	Freddie Mac	5.13%	10/15/08	200,190
370,000	Freddie Mac	5.00%	10/29/13	370,098
457,000	Freddie Mac	5.00%	09/15/14	456,949
1,500,000	Freddie Mac	5.16%	02/27/15	1,504,077
400,000	Freddie Mac	5.00%	12/15/15	397,106
550,000	Freddie Mac	5.00%	09/09/16	543,294
975,000	Freddie Mac	5.25%	07/27/17	966,985

Total U.S. Government And U.S. Government Agency Bonds (Cost $9,447,085)				9,499,157

14 Schedule of Investments

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

Foreign Government Bonds (1.3%)
$750,000	Federal Republic of Brazil - YD	14.50%	10/15/09	$838,125
500,000	Republic of South Africa - YD	6.50%	06/02/14	490,000

Total Foreign Government Bonds (Cost $1,328,755)				1,328,125
Other Securities (0.7%)
767,228	Brown Brothers Harriman Securities Lending Investment Fund, 3.07%			767,228

Total Other Securities (Cost $767,228)				767,228
Total Investments 96.3% (Cost $106,272,542)				99,919,181
Other Assets Less Liabilities 3.7%				3,798,827

Net Assets 100.0%				$103,718,008

The accompanying notes are an integral part of the financial statements.

(a)	Variable for Floating Rate Security. Rate disclosed is as of September 30, 2008.

(b)	Security was acquired pursuant to Rule 144A of the Securities Act of 1933 and may be deemed as restricted for resale. These securities are considered to be illiquid. The aggregate value of these securities at September 30, 2008 was $971,255, which represented 0.94% of the Fund’s Net Assets.

(c)	All or a portion of the security was on loan as of September 30, 2008.

YD	Yankee Dollar Bond

Schedule of Investments 15

Class I ICNIX
Class C ICNCX
Class Z ICNZX
Class A ICNAX

Management Overview
ICON Core Equity Fund

Q.	How did the Fund perform relative to its benchmark?

A.	For the fiscal year ended September 30, 2008, the Fund’s benchmark, the S&P Composite 1500 Index, lost 21.27%, compared to the ICON Core Equity Fund’s return of -25.99% for Class I shares, -26.61% for Class C shares, and -26.11% for Class Z shares. Class A shares of the Fund have returned -26.76% (and -30.99% with maximum sales charge). Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	During the fiscal year, investors were presumably influenced by many concerns. Over the 12-month period, crude oil futures rose approximately 23% (peaking on July 3, 2008 at a price of $149.29 per barrel), the subprime mortgage crisis created the need for significant write-downs and led to the collapse of some prominent financial firms, market volatility, as measured by the VIX Index, reached record levels in late September, and fears of inflationary pressure pushed gold to over $1,000 per troy ounce before closing the year up over 17%.

The Federal Reserve responded by cutting the discount window 300 basis points (3.00%) and cutting the federal funds rate 275 basis points (2.75%) in order to combat liquidity problems. Despite these moves by the Federal Reserve, liquidity remained a significant problem during the last half of the year, resulting in significant declines within equity markets around the world.

Extreme uncertainty and worry led to high volatility and sudden sector-based theme changes. This type of environment creates a significant problem for our valued-based investing style here at ICON. In order to better explain the Fund’s response to this uncertainty, we believe the fiscal year can be viewed in five distinct time periods - three strong down markets and two sharp increases - which reflect both the volatility and the absence of sustained sector leadership during the period.

We define the three strong down markets as September 30, 2007 to March 10, 2008; May 19, 2008 to July 15, 2008; and August 11, 2008 to September 30, 2008. These three periods accounted for over a 40% decline in the value of the S&P Composite 1500 Index. The sectors leading the decline during the first two periods include Financials, Consumer Discretionary, Telecommunication & Utilities, and Industrials.

16 Management Overview

The last down market, from August 11, 2008 through September 30, 2008, featured a large decline in Materials, Information Technology, and Industrials.

The two recovery periods, which we define as March 10, 2008 to May 19, 2008 and July 15, 2008 to August 11, 2008, accounted for a 20% increase in the value of the S&P Composite 1500 Index. The best-performing sectors during the first increase were the Materials, Energy, and Telecommunication & Utilities sectors, which indicated a continuation of the old theme from the last five years. The second increase was characterized by completely different leadership with Financials, Consumer Discretionary, and Industrials sectors leading the way.

This sector-specific volatility created a challenging environment that required continual adjustments to the Fund and exposure to all nine economic sectors using selective industry allocation.

Q.	How did the Fund’s composition affect performance?

A.	As shown above, the ICON Core Equity Fund faced a very challenging environment in fiscal year 2008. All nine sectors produced negative returns during the time period, with the Financials, Information Technology, Energy, and Industrials sectors detracting most from absolute performance. Overweight industry positions and under-performance within these sectors created strong negative returns during the last 12-months.

On an industry level, looking at the S&P Composite 1500 Index, only 13 of the 154 industries produced positive returns during this time period. Railroads, health care services, apparel retail, electrical components & equipment, and home furnishing retail industries contributed positively to Fund returns. These industries were significantly overweight relative to the benchmark, helping performance.

In contrast, investment banking & brokerage, managed health care, mortgage REITs, oil & gas equipment & services, and construction & farm machinery & heavy trucks detracted the most from absolute performance. The combination of the Fund’s being overweight these industries relative to the benchmark and the industries’ underperformance detracted from Fund performance.

Q.	What is your investment outlook for the equity market?

A.	As fiscal year 2008 ended, the market was experiencing an unprecedented period of fear and volatility. The VIX Index reached new highs, many commodities continued to decline in value, and a significant flight

Management Overview 17

to treasury securities indicates how fearful the market had become of most risk-bearing assets. That being said, the Federal Reserve, with help from the Federal Government, has taken a number of aggressive steps designed to create liquidity within the financial markets in order to decrease this market-based fear. While these are unprecedented times, ICON continues to follow a non-emotional view of current conditions. We are confident our systematic, valued-based industry rotation investing methodology will serve us well in the long run.

Going into the end of fiscal year 2008, we had a value-to-price ratio of 1.34 for the domestic equity markets, indicating we see domestic stocks trading at an approximately 34% discount to our estimation of intrinsic value. On a sector basis, the most attractive areas within the market are the Financials, Consumer Discretionary, Industrials, Health Care, and Leisure and Consumer Staples sectors. Moving forward we will be looking for industries within these sectors that are reflecting strong combinations of both value and relative strength.

18 Management Overview

ICON Core Equity Fund
Sector Composition
as of September 30, 2008

Financial	20.1%
Industrials	18.2%
Information Technology	17.0%
Consumer Discretionary	12.5%
Health Care	9.5%
Leisure and Consumer Staples	8.5%
Energy	6.5%
Telecommunications & Utilities	4.0%
Materials	1.0%

Percentages are based upon net assets.

ICON Core Equity Fund
Industry Composition
as of September 30, 2008

Other Diversified Financial Services	5.9%
Railroads	4.2%
Apparel Retail	4.0%
Pharmaceuticals	3.8%
Building Products	3.7%
Packaged Foods & Meats	3.6%
Regional Banks	3.6%
Integrated Oil & Gas	3.5%
Trading Companies & Distributors	3.4%
Communications Equipment	3.1%
Computer Hardware	3.0%
Consumer Finance	3.0%
Technology Distributors	2.9%
Managed Health Care	2.8%
Data Processing & Outsourced Services	2.4%
Apparel Accessories & Luxury Goods	2.3%
IT Consulting & Other Services	2.3%
Trucking	2.3%
Semiconductors	2.2%
Asset Management & Custody Banks	2.2%
Office Services & Supplies	2.0%
Health Care Distributors	1.9%
Life & Health Insurance	1.9%
Diversified Banks	1.8%
Restaurants	1.8%
Integrated Telecommunication Services	1.7%
Household Products	1.6%
Electric Utilities	1.6%
Oil & Gas Drilling	1.3%
Air Freight & Logistics	1.3%
Homebuilding	1.3%
Systems Software	1.1%
Thrifts & Mortgage Finance	1.1%
Motorcycle Manufacturers	1.0%
Automotive Retail	1.0%
Specialty Chemicals	1.0%
Health Care Services	1.0%
Cable & Satellite	1.0%
Housewares & Specialties	1.0%
Oil & Gas Refining & Marketing	0.9%
Oil & Gas Equipment & Services	0.8%
Electrical Components & Equipment	0.7%
Multi-Utilities	0.7%
Household Appliances	0.7%
Airlines	0.6%
Home Furnishing Retail	0.6%
Investment Banking & Brokerage	0.6%
Home Improvement Retail	0.6%
Drug Retail	0.5%

Percentages are based upon net assets.

Management Overview 19

ICON Core Equity Fund
Average Annual Total Return
as of September 30, 2008

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Core Equity Fund - Class I	10/12/00	-25.99%	4.24%	4.31%	1.24%	1.24%

S&P Composite 1500 Index		-21.27%	5.65%	0.86%	N/A	N/A

ICON Core Equity Fund - Class C	11/28/00	-26.61%	3.43%	2.79%	2.02%	2.02%

S&P Composite 1500 Index		-21.27%	5.65%	0.71%	N/A	N/A

ICON Core Equity Fund - Class Z	5/6/04	-26.11%	N/A	2.90%	1.18%	1.18%

S&P Composite 1500 Index		-21.27%	N/A	3.44%	N/A	N/A

ICON Core Equity Fund - Class A	5/31/06	-26.76%	N/A	-8.48%	1.66%	1.66%

ICON Core Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-30.99%	N/A	-10.76%	1.66%	1.66%

S&P Composite 1500 Index		-21.27%	N/A	-1.58%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Since Inception performance results for Class C shares include returns for certain time periods that were restated as of June 8, 2004. Class Z shares are available only to institutional investors.

*	Please see the January 28, 2008 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

20 Management Overview

ICON Core Equity Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 10/12/00 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 21

ICON Core Equity Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (97.3%)
39,000	Accenture, Ltd. - Class A	$1,482,000
17,600	Advance Auto Parts, Inc.	698,016
52,800	Aetna, Inc.	1,906,608
33,600	AmerisourceBergen Corp.	1,265,040
24,000	AMETEK, Inc.	978,480
34,400	Anixter International, Inc.(a)(b)	2,047,144
64,100	Apogee Enterprises, Inc.	963,423
23,200	Arkansas Best Corp.(b)	781,608
68,400	Astoria Financial Corp.	1,417,932
60,400	AT&T, Inc.	1,686,368
34,500	Automatic Data Processing, Inc.	1,474,875
5,400	AutoZone, Inc.(a)	666,036
78,100	Avnet, Inc.(a)	1,923,603
116,800	Bank of America Corp.	4,088,000
44,800	Bank of New York Mellon Corp.	1,459,584
17,700	BB&T Corp.(b)	669,060
104,600	Bristol-Myers Squibb Co.(b)	2,180,910
23,000	Burlington Northern Santa Fe Corp.	2,125,890
28,400	Cameron International Corp.(a)(b)	1,094,536
17,500	Capital One Financial Corp.(b)	892,500
24,000	CBRL Group, Inc.	631,200
26,000	Chevron Corp.	2,144,480
54,900	CIGNA Corp.	1,865,502
94,600	Cisco Systems, Inc.(a)	2,134,176
43,800	Coach, Inc.(a)	1,096,752
70,000	Cognizant Technology Solutions Corp.(a)	1,598,100
121,000	Collective Brands, Inc.(a)(b)	2,215,510
218,800	Colonial Bancgroup, Inc.(b)	1,719,768
66,600	Comcast Corp. - Class A	1,307,358
45,100	Computer Sciences Corp.(a)	1,809,863
66,000	ConAgra Foods, Inc.	1,284,360
24,100	CSX Corp.	1,315,137
18,500	CVS Caremark Corp.(b)	622,710
59,400	D.R. Horton, Inc.	773,388
62,400	Darden Restaurants, Inc.	1,786,512
7,200	Diamond Offshore Drilling, Inc.	742,032
81,400	Discover Financial Services(b)	1,124,948
89,000	DPL, Inc.(b)	2,207,200
27,500	Energizer Holdings, Inc.(a)	2,215,125
52,200	Federated Investors, Inc.	1,504,926
107,300	Foot Locker, Inc.	1,733,968
44,300	Guess, Inc.	1,541,197
36,800	Harley-Davidson, Inc.(b)	1,372,640
22,000	Hewlett-Packard Co.	1,017,280
41,500	Hormel Foods Corp.	1,505,620
94,600	Intel Corp.	1,771,858
25,900	International Business Machines Corp.	3,029,264
55,600	Jarden Corp.(a)(b)	1,303,820
85,100	JPMorgan Chase & Co.	3,974,170
86,100	Knoll, Inc.	1,301,832
13,000	Lubrizol Corp.	560,820

22 Schedule of Investments

Shares or Principal Amount		Value

32,000	Manulife Financial Corp.(b)	$1,174,080
121,300	Masco Corp.(b)	2,176,122
24,500	McKesson Corp.	1,318,345
29,100	MedcoHealth Solutions, Inc.(a)	1,309,500
23,900	MetLife, Inc.(b)	1,338,400
48,600	Microsemi Corp.(a)	1,238,328
39,300	MSC Industrial Direct Co., Inc. - Class A(b)	1,810,551
21,300	Murphy Oil Corp.	1,366,182
60,400	NCI Building Systems, Inc.(a)(b)	1,917,700
47,675	Nestle S.A. - ADR(b)	2,049,438
16,400	Occidental Petroleum Corp.	1,155,380
73,800	Oracle Corp.(a)	1,498,878
109,800	Pacer International, Inc.(b)	1,808,406
157,800	Pfizer, Inc.	2,909,832
40,500	Pitney Bowes, Inc.	1,347,030
85,500	Polycom, Inc.(a)	1,977,615
37,600	Rent-A-Center, Inc.(a)	837,728
23,600	Ryder System, Inc.	1,463,200
54,000	SkyWest, Inc.	862,920
35,100	Sunoco, Inc.(b)	1,248,858
8,700	Telefonica S.A. - ADR	621,963
32,200	The Charles Schwab Corp.(b)	837,200
29,400	The Home Depot, Inc.	761,166
23,300	The Stanley Works(b)	972,542
34,100	The Valspar Corp.	760,089
35,700	Toll Brothers, Inc.(a)(b)	900,711
10,100	Transocean, Inc.(a)	1,109,384
24,800	U.S. Bancorp	893,296
30,500	Union Pacific Corp.(b)	2,170,380
26,100	V.F. Corp.	2,017,791
33,200	Watsco, Inc.(b)	1,669,296
69,000	Webster Financial Corp.	1,742,250
38,200	Wells Fargo & Co.(b)	1,433,646
38,900	WESCO International, Inc.(a)	1,251,802
54,600	World Acceptance Corp.(a)(b)	1,965,600
48,800	Xcel Energy, Inc.	975,512
66,300	YRC Worldwide, Inc.(a)(b)	792,948
17,700	Zions Bancorp(b)	684,990

Total Common Stocks (Cost $136,257,549)		131,382,188

Short-Term Investments (3.9%)
$5,301,547	Brown Brothers Harriman Time Deposit - U.S. Dollar, 3.47%, 10/01/08#	5,301,547

Total Short-Term Investments (Cost $5,301,547)		5,301,547

Other Securities (28.9%)
39,009,165	Brown Brothers Harriman Securities Lending Investment Fund, 3.07%	39,009,165

Total Other Securities (Cost $39,009,165)		39,009,165
Total Investments 130.1% (Cost $180,568,261)		175,692,900
Liabilities Less Other Assets (30.1%)		(40,623,309)

Net Assets 100.0%		$135,069,591

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2008.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2008.

ADR	American Depositary Receipt

Schedule of Investments 23

Class I IOEIX
Class C IOECX
Class Z IOEZX
Class A IEQAX

Management Overview
ICON Equity Income Fund

Q.	How did the Fund perform relative to its benchmark?

A.	For the fiscal year ended September 30, 2008, the Fund’s benchmark, the S&P Composite 1500 Index, lost 21.27%, while the ICON Equity Income Fund returned -17.76% for Class I shares, -18.60% for Class C shares, and -17.81% for Class Z shares. Class A shares of the Fund returned -17.98% (and -22.70% with maximum sales charge) during the same period. Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The market was dominated this fiscal year by the subprime mortgage meltdown and the financial crisis that followed. In response, the Federal Reserve and the Treasury have taken extraordinary steps to infuse liquidity and stimulate lending in the financial system. The federal funds rate target was lowered to 2.00% from 4.75% over the last year, the discount window rate was lowered from 5.25% to 2.25%, borrowing facilities were opened to investment banks and buy-outs were negotiated with the government’s assistance.

At the close of this fiscal year the Bush Administration, in conjunction with Treasury Secretary Paulson and Federal Reserve Chairman Bernanke, proposed a $700 billion market stabilization bill. The stock market, as measured by the S&P 1500, fell 8.55% after Congress failed to pass the bill. Other market indices suffered similar dramatic declines.

Additionally, unprecedented market volatility made it difficult for the Fund to capitalize on ICON’s ability to identify themes. The VIX Index measures volatility as it relates to option pricing. That Index increased from 18 at the end of September 2007 to 39.39 at the end of September 2008.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s bond holdings contributed positively to performance. The Fund’s equity holdings contributed a net loss of approximately 19%. While the equity holdings alone outperformed the benchmark of -21.27%, the bonds’ positive contribution offset more than 1% of the Fund’s loss. The positive contribution was due in part to the government’s taking over Freddie Mac and Fannie Mae. Although the U.S. government implicitly backed Freddie Mac and Fannie Mae bonds, that backing became explicit

24 Management Overview

after the takeover. The government’s action makes these bonds essentially equivalent to US treasuries in terms of default risk.

The Fund’s equity holdings outperformed the benchmark largely because of the Fund’s stock selection and underweight position in the Health Care and Information Technology sectors. The Fund’s exposure to the Health Care sector contributed approximately -0.2% to the Fund’s return. That compares to a benchmark contribution of around -1.4% for the Index. Similarly, Information Technology contributed about 2.7% in losses to the Fund, where the benchmark, in contrast, realized about a 4% loss for the Index due to this sector.

The gains in Health Care and Information Technology were partially offset by the Fund’s being overweight the Consumer Discretionary sector. The Fund held, on average, approximately 9% within the Consumer Discretionary sector versus a 5% average position in the benchmark. This sector led to around a 2% loss in Fund performance while the benchmark’s performance declined only about 1% from this sector. The Fund’s exposure to Telecommunication and Utilities had a similar effect on Fund performance.

Q.	What is your investment outlook for the market?

A.	As the fiscal year ends, we measure the broad equity market to be trading with a value to price ratio of 1.34, indicating upside potential.

The Federal Reserve and the US Treasury have taken unprecedented action in addressing the liquidly issue that is dominating the current market. We believe these measures will, in time, help free up balance sheets, restore lending activity and ultimately encourage economic growth.

The steepening yield curve and high spreads between corporate and government bonds are presenting attractive risk/return scenarios for longer corporate bonds. These bonds are not yet attractive to us from a relative strength standpoint, however. If the yield curve flattens and the spread between corporate bonds and treasuries tightens, corporate bonds could present attractive opportunities for investors.

Management Overview 25

ICON Equity Income Fund
Sector Composition
as of September 30, 2008

Financial	19.9%
Consumer Discretionary	11.8%
Industrials	10.1%
Leisure and Consumer Staples	9.4%
Information Technology	8.2%
Telecommunications & Utilities	7.9%
Health Care	7.6%
Energy	6.1%
Materials	4.0%

Percentages are based upon common stock positions as a percentage of net assets.

ICON Equity Income Fund
Industry Composition
as of September 30, 2008

Other Diversified Financial Services	6.0%
Pharmaceuticals	4.5%
Regional Banks	4.2%
Diversified Banks	3.4%
Trading Companies & Distributors	2.8%
Computer Hardware	2.6%
Electric Utilities	2.6%
Semiconductors	2.5%
Apparel Retail	2.4%
Multi-Utilities	2.3%
Integrated Telecommunication Services	2.3%
Oil & Gas Exploration & Production	2.2%
Integrated Oil & Gas	2.0%
Railroads	1.9%
Packaged Foods & Meats	1.9%
Paper Packaging	1.8%
Home Furnishings	1.6%
Leisure Products	1.6%
Data Processing & Outsourced Services	1.6%
Mortgage REITS	1.6%
Household Products	1.5%
Property & Casualty Insurance	1.5%
Homebuilding	1.5%
Diversified Chemicals	1.4%
Tobacco	1.4%
Thrifts & Mortgage Finance	1.3%
Oil & Gas Storage & Transportation	1.3%
Apparel Accessories & Luxury Goods	1.2%
Industrial Conglomerates	1.2%
Consumer Finance	1.1%
Health Care Equipment	1.1%
Health Care Distributors	1.1%
Trucking	1.0%
Building Products	0.9%
Health Care Supplies	0.9%
Motorcycle Manufacturers	0.9%
Food Distributors	0.9%
Restaurants	0.8%
Office Services & Supplies	0.8%
Metal & Glass Containers	0.8%
Insurance Brokers	0.8%
Air Freight & Logistics	0.8%
Homefurnishing Retail	0.8%
Automotive Retail	0.8%
Office Electronics	0.8%
Industrial Machinery	0.7%
Distributors	0.7%
Specialized Consumer Services	0.7%
Communications Equipment	0.7%
Wireless Telecommunication Services	0.7%
Soft Drinks	0.7%
Home Improvement Retail	0.6%
Household Appliances	0.6%
Oil & Gas Refining & Marketing	0.6%
Publishing	0.6%

Percentages are based upon common stock positions as a percentage of net assets.

26 Management Overview

ICON Equity Income Fund
Average Annual Total Return
as of September 30, 2008

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Equity Income Fund - Class I	9/30/02	-17.76%	6.29%	9.18%	1.22%	1.22%

S&P Composite 1500 Index		-21.27%	5.65%	8.61%	N/A	N/A

ICON Equity Income Fund - Class C	11/8/02	-18.60%	5.28%	7.23%	2.33%	2.21%

S&P Composite 1500 Index		-21.27%	5.65%	6.98%	N/A	N/A

ICON Equity Income Fund - Class Z	5/10/04	-17.81%	N/A	4.79%	11.08%	1.21%

S&P Composite 1500 Index		-21.27%	N/A	4.07%	N/A	N/A

ICON Equity Income Fund - Class A	5/31/06	-17.98%	N/A	-1.45%	3.77%	1.45%

ICON Equity Income Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-22.70%	N/A	-3.93%	3.77%	1.45%

S&P Composite 1500 Index		-21.27%	N/A	-1.58%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 28, 2008 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

Management Overview 27

ICON Equity Income Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

28 Management Overview

ICON Equity Income Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (85.0%)
8,700	3M Co.	$594,297
12,700	Abbott Laboratories	731,266
10,600	ACE Ltd.	573,778
76,600	Aircastle, Ltd.	759,106
5,900	Alcon, Inc.	952,909
43,500	Altria Group, Inc.	863,040
43,500	Annaly Capital Management, Inc. - REIT	585,075
92,700	Anthracite Capital, Inc. - REIT	496,872
82,900	Anworth Mortgage Asset Corp. - REIT	490,768
30,000	Arkansas Best Corp.	1,010,700
32,800	Arthur J. Gallagher & Co.	841,648
69,800	Asbury Automotive Group, Inc.	804,096
36,000	Astoria Financial Corp.	746,280
18,300	AstraZeneca PLC - ADR	803,004
24,900	AT&T, Inc.	695,208
24,500	Automatic Data Processing, Inc.	1,047,375
83,000	Bank of America Corp.	2,905,000
33,700	Barclays PLC - ADR	832,390
17,000	Baxter International, Inc.	1,115,710
19,800	BB&T Corp.	748,440
34,200	Bemis Co., Inc.	893,304
12,000	BP Prudhoe Bay Royalty Trust	1,115,640
45,100	Bristol-Myers Squibb Co.	940,335
10,000	Burlington Northern Santa Fe Corp.	924,300
20,900	Canon, Inc. - ADR	788,975
22,600	Capital One Financial Corp.	1,152,600
33,400	CBRL Group, Inc.	878,420
42,600	CenterPoint Energy, Inc.	620,682
14,400	Chevron Corp.	1,187,712
25,090	Chunghwa Telecom Co., Ltd. - ADR	593,881
43,900	Citigroup, Inc.	900,389
12,700	ConocoPhillips	930,275
13,900	Consolidated Edison Company of New York, Inc.	597,144
15,900	Dominion Resources, Inc. of Virginia	680,202
29,400	Dow Chemical Co.	934,332
24,400	Embarq Corp.	989,420
34,000	Ethan Allen Interiors, Inc.	952,680
68,600	Foot Locker, Inc.	1,108,576
19,900	FPL Group, Inc.	1,000,970
21,000	GATX Corp.	830,970
23,900	General Electric Co.	609,450
36,100	General Maritime Corp.	703,228
19,000	Genuine Parts Co.	763,990
13,000	Greif, Inc. - Class A	853,060
19,800	H.J. Heinz Co.	988,218
23,700	Harley-Davidson, Inc.	884,010
15,800	Harris Corp.	729,960
70,300	Haverty Furniture Cos., Inc.	804,232
22,700	Heartland Payment Systems, Inc.	580,212
97,100	Huntington Bancshares, Inc.	775,829
91,300	Intel Corp.	1,710,049
23,100	International Business Machines Corp.	2,701,776
48,400	Jackson Hewitt Tax Service, Inc.	742,456
16,200	Johnson & Johnson, Inc.	1,122,336

Schedule of Investments 29

Shares or Principal Amount		Value

21,600	Jones Apparel Group, Inc.	$399,816
56,400	JPMorgan Chase & Co.	2,633,880
34,700	KB Home	682,896
14,900	Kimberly-Clark Corp.	966,116
57,600	Knoll, Inc.	870,912
27,600	Kraft Foods, Inc. - Class A	903,900
35,300	Leggett & Platt, Inc.	769,187
54,900	Lennar Corp. - Class A	833,931
33,900	Limited Brands, Inc.	587,148
53,300	Masco Corp.	956,202
36,900	Mattel, Inc.	665,676
21,200	Meredith Corp.	594,660
39,700	New York Community Bancorp, Inc.	666,563
59,500	NN, Inc.	764,575
20,500	Nordic American Tanker Shipping, Ltd.	657,230
23,000	Owens & Minor, Inc.	1,115,500
38,500	Partner Communications Co., Ltd. - ADR	709,170
9,600	PepsiCo, Inc.	684,192
57,100	Pfizer, Inc.	1,052,924
16,000	PNC Financial Services Group, Inc.	1,195,200
21,700	Polaris Industries, Inc.	987,133
9,100	PPG Industries, Inc.	530,712
8,900	Procter & Gamble Co.	620,241
12,000	Progress Energy, Inc.	517,560
13,800	Reynolds American, Inc.	670,956
29,400	San Juan Basin Royalty Trust	1,118,082
30,300	Sonoco Products Co.	899,304
52,200	Sterling Bancorp	754,812
17,100	Sunoco, Inc.	608,418
28,500	Sysco Corp.	878,655
88,644	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	830,594
25,700	The Home Depot, Inc.	665,373
14,900	The Stanley Works	621,926
59,000	TheTalbots, Inc.	772,900
30,600	U.S. Bancorp	1,102,212
18,700	UIL Holdings Corp.	641,971
15,100	Union Pacific Corp.	1,074,516
18,200	UniSource Energy Corp.	531,258
12,800	United Parcel Service, Inc. - Class B	804,992
11,200	V.F. Corp.	865,872
26,500	Watsco, Inc.	1,332,420
34,700	Webster Financial Corp.	876,175
36,900	Wells Fargo & Co.	1,384,857
22,200	Xcel Energy, Inc.	443,778
26,000	Zenith National Insurance Corp.	952,640

Total Common Stocks (Cost $87,218,214)		87,783,610

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

Corporate Bonds (3.7%)
$500,000	Comcast Cable Communications Holdings	8.38%	03/15/13	$524,395
1,000,000	Daimler Finance NA	6.50%	11/15/13	975,882
500,000	Ford Motor Credit Co. LLC	5.80%	01/12/09	474,737
750,000	General Electric Capital Corp. - Series A	6.00%	06/15/12	723,880
1,288,000	Household Finance Corp.	4.75%	07/15/13	1,158,793

Total Corporate Bonds
(Cost $4,144,441)				3,857,687

30 Schedule of Investments

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

Convertible Corporate Bonds (1.4%)
$500,000	LSI Corp.	4.00%	05/15/10	$473,125
600,000	Molina Healthcare, Inc. - Series H	3.75%	10/01/14	556,500
500,000	Xilinx, Inc.	3.13%	03/15/37	415,000

Total Convertible Corporate Bonds
(Cost $1,554,996)				1,444,625
Sovereign Agency (0.6%)
500,000	Financing Corp.	9.40%	02/08/18	667,431

Total Sovereign Agency (Cost $669,504)				667,431
U.S. Government And U.S. Government Agency Bonds (6.6%)
750,000	Fannie Mae	6.63%	09/15/09	773,145
650,000	Fannie Mae	8.10%	08/12/19	828,035
1,323,000	Freddie Mac	5.16%	02/27/15	1,326,596
1,750,000	Freddie Mac	5.00%	01/16/09	1,759,602
2,000,000	Freddie Mac	5.50%	07/18/16	2,116,200

Total U.S. Government And U.S. Government Agency Bonds
(Cost $6,824,756)				6,803,578

Underlying Security/
Expiration Date/
Exercise Price	Contracts*	Value

Call Options Purchased (0.3%)
Aetna, Inc.,
Expiration January 2009, Exercise price $45.00	222	$26,085
Avnet, Inc.,
Expiration February 2009, Exercise price $30.00	330	40,425
Rent-A-Center,
Expiration January 2009, Exercise price $22.50	333	93,240
World Acceptance Corp.,
Expiration January 2009, Exercise price $35.00	286	168,740

Total Call Options Purchased (Cost $465,153)		328,490

Shares or Principal Amount		Value

Short-Term Investments (0.2%)
176,827	Brown Brothers Harriman Time Deposit - U.S. Dollar, 3.47%, 10/01/08#	$176,827

Total Short-Term Investments (Cost $176,827)		176,827
Total Investments 97.8% (Cost $101,053,891)		101,062,248
Other Assets Less Liabilities 2.2%		2,261,334

Net Assets 100.0%		$103,323,582

The accompanying notes are an integral part of the financial statements.

*	All options have 100 shares per contract.
#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2008.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Schedule of Investments 31

Class I IOCIX
Class C IOCCX
Class Z IOCZX
Class A IOCAX

Management Overview
ICON Income Opportunity Fund

Q.	How did the Fund Perform relative to its benchmark?

A.	The Fund outperformed its benchmark for the period. The Fund’s class I shares declined 10.04%, while the benchmark S&P Composite 1500 Index fell 21.27%. The Class C shares declined 10.85%, the Class Z shares declined 9.99% and the Class A shares of the Fund returned -10.18% (and -15.33% with maximum sales charge). Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	This volatile period in the U.S. equity market was marked by two factors: the subprime lending disaster and the related meltdown in housing prices. These two factors eviscerated earnings on homebuilding and sent financial related equities into a freefall. Investor concern and uncertainty over these events rippled across the entire U.S. equity market and all economic sectors fell over the period.

As we entered the fiscal year, our quantitative, value-based model indicated that on average equities were trading at a discount to their fair or intrinsic value. By our calculations, the year began with equities priced at about a 12% discount to fair value. Nevertheless, stocks sold off broadly as the deep-seated fears related to subprime lending problems and the deterioration in the housing market depressed U.S. equity prices. Investors fled the Financials sector, causing about a 37% drop in the S&P 1500 Financials Index. Retail related stocks were also hit hard, as concerns about a possible recession evidently weighed heavily on investors’ minds. The S&P 1500 Consumer Index fell about 23% over the period.

Despite the broad decline in the U.S. equity market, the ICON Income Opportunity Fund was able to outperform its broad based benchmark. The Fund eliminated just over 11% of the fall in the benchmark. The Fund was, in addition, significantly less volatile than the S&P 1500 Composite Index, having a beta just above 0.65 for the fiscal year.

Finally, in assessing the overall performance of the Fund for the period, it is important to review the change in the VIX Index. Generally speaking, the VIX Index is a measure of what option market makers believe the future volatility of

32 Management Overview

the stock market (specifically, the S&P 500) will be. This Index has a significant influence of the performance of the Fund because the higher the value of the VIX Index, the more that option market makers are willing to pay for the calls that the Fund sells to hedge the underlying equities held.

The VIX began the period with a value of 18.00. The Index then rose above the 18.00 level and averaged 22.86 from the beginning of the period through August 22nd. Then, from August 22nd until the end of the period, the VIX rocketed higher. At the end of the fiscal year, the VIX value stood at 39.39. To provide some long-term context to the values stated above, the average value of the VIX over the past fifteen years was 19.29. The important take away from these VIX values is that due to the overall high value of the Index relative to the long-term historical average, call options could generally be sold for higher premiums than in the past. This transgression of the VIX value was therefore beneficial to the overall performance of the Fund for the period.

Q.	How did the Fund’s Composition affect performance?

A.	Top performing sectors in the Fund relative to its broad based S&P 1500 Composite Index for the period were Consumer Discretionary, Materials, and Industrials. Combined, these three sectors contributed a positive total of 1.15% to the Fund and helped counter some of the negative impact on performance from stocks held in the seven remaining sectors. Two sectors that had a particularly negative impact on the Fund relative to its broad based benchmark were Leisure and Consumer Staples and Health Care. These sectors detracted 3.23% from the Fund’s total performance relative to its benchmark.

At the industry level, the three top contributing industries to Fund performance relative to its S&P 1500 Composite benchmark were thrifts & mortgage finance, railroads, and multi-line insurance. These three industries had a positive total effect of 2.35% on the Fund. On the flipside, four industries in particular had a negative total effect on Fund performance. Those industries were mortgage REITs, investment banking & brokerage, construction & farm machinery & heavy trucks, and oil & gas exploration & production. Combined these four industries had a total negative effect of 3.07% to the Fund.

Overall, while the Fund’s underlying equities fell with the broader market, the strategy of writing at-the-money S&P 500 Index Call options and buying out-of-the-money S&P 500 Index put options offset a significant portion of the negative impact on performance. This past period was a prime example of how using option hedging in a falling

Management Overview 33

market can help preserve investor capital. At the same time, the Fund’s hedging efforts helped dampen some of the market’s volatility during the fiscal year.

Q.	What is the investment outlook for the equity market?

A.	Stocks ended the period trading at about a 34 percent discount to our calculation of their intrinsic value. We therefore believe that while this bear market has gone on for almost a year now, the end may be in sight. Assuming we enter a bull market in the future, the use of options in the ICON Income Opportunity Fund may dampen a portion of the potential upside. If stocks slide despite the upside potential we currently see, however, the Fund will continue to implement its investment strategy in an effort to outperform a falling market while decreasing volatility relative to its benchmark.

The VIX Index ended the fiscal year at historically high levels. As stated above, the higher the VIX, the more that option market makers are willing to pay for the call options we periodically sell against our long equity holdings. Of course, we cannot predict what will happen to the value of the VIX Index, but high volatility in the future could prove beneficial to the Fund.

34 Management Overview

ICON Income Opportunity Fund
Sector Composition
as of September 30, 2008

Financial	18.3%
Industrials	14.4%
Leisure and Consumer Staples	13.8%
Information Technology	12.4%
Consumer Discretionary	12.2%
Health Care	11.2%
Energy	8.7%
Telecommunications & Utilities	4.5%
Materials	3.5%

Percentages are based upon net assets.

ICON Income Opportunity Fund
Industry Composition
as of September 30, 2008

Other Diversified Financial Services	5.5%
Integrated Oil & Gas	4.0%
Regional Banks	3.7%
Railroads	3.5%
Household Products	3.1%
Pharmaceuticals	2.8%
Semiconductors	2.8%
Data Processing & Outsourced Services	2.7%
Apparel Retail	2.6%
Health Care Services	2.4%
Consumer Finance	2.4%
Managed Health Care	2.4%
Electric Utilities	2.1%
Oil & Gas Exploration & Production	2.0%
Life & Health Insurance	1.8%
Health Care Distributors	1.8%
Technology Distributors	1.7%
Oil & Gas Refining & Marketing	1.7%
Restaurants	1.7%
Automotive Retail	1.6%
Computer Hardware	1.6%
Diversified Banks	1.6%
Integrated Telecommunication Services	1.6%
Building Products	1.5%
Trading Companies & Distributors	1.5%
Aerospace & Defense	1.5%
Office Services & Supplies	1.4%
Hypermarkets & Super Centers	1.3%
Hotels Resorts & Cruise Lines	1.2%
Systems Software	1.2%
Household Appliances	1.2%
Apparel Accessories & Luxury Goods	1.2%
Property & Casualty Insurance	1.2%
Trucking	1.2%
Food Distributors	1.2%
Cable & Satellite	1.1%
Tobacco	1.1%
Specialty Chemicals	1.1%
Health Care Equipment	1.1%
Reinsurance	1.1%
Specialty Stores	1.0%
Thrifts & Mortgage Finance	1.0%
Air Freight & Logistics	1.0%
Oil & Gas Storage & Transportation	1.0%
Homebuilding	0.9%
IT Consulting & Other Services	0.9%
Leisure Products	0.9%
Electrical Components & Equipment	0.9%
Home Furnishings	0.9%
Communications Equipment	0.8%
Multi-Utilities	0.8%

Management Overview 35

ICON Income Opportunity Fund
Industry Composition (continued)
as of September 30, 2008

Drug Retail	0.7%
Housewares & Specialties	0.7%
Soft Drinks	0.7%
Paper Packaging	0.7%
Home Furnishing Retail	0.7%
Home Improvement Retail	0.7%
Diversified Chemicals	0.6%
Metal & Glass Containers	0.6%
Industrial Machinery	0.6%
Commodity Chemicals	0.5%
Diversified Support Services	0.5%
Biotechnology	0.5%
Movies & Entertainment	0.4%
Electronic Equipment Manufacturers	0.4%
Construction & Farm Machinery & Heavy Trucks	0.4%
Airlines	0.4%
Packaged Foods & Meats	0.4%
Department Stores	0.4%
Electronic Components	0.3%
Auto Parts & Equipment	0.3%
Health Care Supplies	0.2%

Percentages are based upon net assets.

ICON Income Opportunity Fund
Average Annual Total Return
as of September 30, 2008

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Income Opportunity Fund - Class I	9/30/02	-10.04%	4.15%	7.22%	1.50%	1.50%

S&P Composite 1500 Index		-21.27%	5.65%	8.61%	N/A	N/A

ICON Income Opportunity Fund - Class C	11/21/02	-10.85%	3.32%	5.24%	2.76%	2.25%

S&P Composite 1500 Index		-21.27%	5.65%	6.78%	N/A	N/A

ICON Income Opportunity Fund - Class Z	5/6/04	-9.99%	N/A	3.35%	17.99%	1.25%

S&P Composite 1500 Index		-21.27%	N/A	3.44%	N/A	N/A

ICON Income Opportunity Fund - Class A	5/31/06	-10.18%	N/A	0.67%	7.12%	1.49%

ICON Income Opportunity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-15.33%	N/A	-1.86%	7.12%	1.49%

S&P Composite 1500 Index		-21.27%	N/A	-1.58%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 28, 2008 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

36 Management Overview

ICON Income Opportunity Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 37

ICON Income Opportunity Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (99.0%)
17,100	Abbott Laboratories	$984,618
21,800	Accenture, Ltd. - Class Ax	828,400
8,600	ACE Ltd.	465,518
10,300	Acuity Brands, Inc.	430,128
33,100	Aetna, Inc.[x]	1,195,241
9,000	Allergan, Inc.	463,500
24,900	Altera Corp.(b)	514,932
33,000	Altria Group, Inc.	654,720
24,600	AmerisourceBergen Corp.	926,190
13,100	Anixter International, Inc.(a)x	779,581
47,300	Apogee Enterprises, Inc.	710,919
14,900	Astoria Financial Corp.	308,877
11,300	AT&T, Inc.	315,496
7,400	AutoZone, Inc.(a)x	912,716
18,700	Avnet, Inc.(a)x	460,581
70,400	Bank of America Corp.[x]	2,464,000
17,700	Barnes & Noble, Inc.	461,616
14,200	Baxter International, Inc.[x]	931,946
33,300	BB&T Corp.(b)	1,258,740
11,800	Bemis Co., Inc.	308,216
9,200	BP Prudhoe Bay Royalty Trust	855,324
43,900	Brown Shoe Co., Inc.[x]	719,082
13,300	Capital One Financial Corp.(b)	678,300
17,600	Cash America International, Inc.(b)	634,304
5,800	Caterpillar, Inc.	345,680
13,200	CEC Entertainment, Inc.(a)	438,240
11,700	Chevron Corp.	965,016
25,300	CIGNA Corp.[x]	859,694
50,900	Comcast Corp. - Class A	999,167
18,800	Computer Sciences Corp.(a)x	754,444
12,000	ConocoPhillips[x]	879,000
23,700	CSX Corp.[x]	1,293,309
18,100	Cubist Pharmaceuticals, Inc.(a)	402,363
19,200	CVS Caremark Corp.(b)	646,272
21,600	D.R. Horton, Inc.	281,232
14,200	Darden Restaurants, Inc.	406,546
7,600	Delphi Financial Group, Inc. - Class A(b)	213,104
24,500	DPL, Inc.(b)	607,600
6,800	Embarq Corp.	275,740
8,900	Energizer Holdings, Inc.(a)(b)	716,895
27,300	Ethan Allen Interiors, Inc.[x]	764,946
18,300	Express Scripts, Inc.(a)(b)	1,350,906
12,400	Exxon Mobil Corp.	962,984
11,500	First Midwest Bancorp, Inc.(b)	278,760
14,000	Fiserv, Inc.(a)	662,480
42,200	Foot Locker, Inc.[x]	681,952
25,000	General Maritime Corp.(b)	487,000
8,200	Greif, Inc. - Class Ax	538,084
12,300	Guess, Inc.	427,917
15,900	Harris Corp.[x]	734,580
18,100	Heartland Payment Systems, Inc.(b)	462,636
19,800	Helen of Troy, Ltd.(a)	450,846
28,700	HNI Corp.(b)	727,258
9,500	Hormel Foods Corp.	344,660
10,700	Hubbell, Inc. - Class B	375,035
16,400	Ingersoll Rand Co., Ltd. - Class A(b)	511,188

38 Schedule of Investments

Shares or Principal Amount		Value

20,100	Insight Enterprises, Inc.(a)	$269,541
39,800	Intel Corp.[x]	745,454
12,300	International Business Machines Corp.[x]	1,438,608
7,200	Inverness Medical Innovation, Inc.(a)	216,000
29,900	Jack in the Box, Inc.(a)	630,890
27,400	Jarden Corp.(a)(b)x	642,530
4,600	Johnson & Johnson, Inc.	318,688
7,500	Johnson Controls, Inc.(b)	227,475
51,500	JPMorgan Chase & Co.[x]	2,405,050
14,000	KB Home(b)	275,520
14,000	Kimberly-Clark Corp.	907,760
14,100	Knightsbridge Tankers, Ltd.(b)	373,227
34,500	Knoll, Inc.	521,640
6,800	Kohl’s Corp.(a)	313,344
19,200	Lennox International, Inc.	638,784
5,200	Lockheed Martin Corp.[x]	570,284
10,000	Lubrizol Corp.	431,400
7,300	M&T Bank Corp.(b)	651,525
24,500	Macrovision Solutions Corp.(a)	376,810
16,900	Marathon Oil Corp.	673,803
24,800	Marriott International, Inc. - Class A	647,032
9,200	MetLife, Inc.(b)	515,200
22,400	Microsemi Corp.(a)(b)	570,752
26,800	Microsoft Corp.(b)	715,292
21,000	Mobile Mini, Inc.(a)(b)	405,930
15,200	MSC Industrial Direct Co., Inc. - Class A(b)x	700,264
11,700	National Instruments Corp.	351,585
14,100	Novartis AG - ADR	745,044
21,000	O’Reilly Automotive, Inc.(a)(b)	562,170
52,800	Pacer International, Inc.[x]	869,616
6,500	PartnerRe, Ltd.	434,265
14,400	PepsiAmericas, Inc.	298,368
4,600	PepsiCo, Inc.	327,842
18,200	Polaris Industries, Inc.(b)	827,918
9,700	PPG Industries, Inc.	565,704
15,800	Procter & Gamble Co.[x]	1,101,102
14,300	Progress Energy, Inc.	616,759
12,200	Prudential Financial, Inc.(b)x	878,400
33,700	PSS World Medical, Inc.(a)	657,150
14,900	Quest Diagnostics, Inc.	769,883
9,300	RenaissanceRe Holdings, Ltd.	483,600
27,300	Rent-A-Center, Inc.(a)(b)	608,244
7,000	Reynolds American, Inc.	340,340
7,200	Rogers Corp.(a)	266,256
16,800	Ryder System, Inc.	1,041,600
23,100	San Juan Basin Royalty Trust(b)	878,493
21,600	SkyWest, Inc.(b)	345,168
10,200	Sonoco Products Co.	302,736
45,300	Spartech Corp.[x]	448,470
20,200	Staples, Inc.	454,500
29,700	Sunoco, Inc.(b)	1,056,726
32,900	Sysco Corp.	1,014,307
11,700	Telefonos de Mexico S.A.B. de C.V. - ADR(b)	301,275
11,700	Telmex Internacional S.A.B. de C.V. - ADR	152,100
28,800	The Empire District Electric Co.	614,880
13,400	The Hanover Insurance Group, Inc.	609,968
22,900	The Home Depot, Inc.	592,881
25,100	The Valspar Corp.	559,479
28,800	Time Warner, Inc.(b)	377,568
15,700	TJX Cos., Inc.[x]	479,164
11,500	Toll Brothers, Inc.(a)	290,145
25,200	Union Pacific Corp.(b)x	1,793,232
11,300	United Technologies Corp.	678,678
14,000	V.F. Corp.[x]	1,082,340

Schedule of Investments 39

Shares or Principal Amount		Value

10,300	Verizon Communications, Inc.	$330,527
6,800	Visa, Inc. - Class A	417,452
18,400	Wal-Mart Stores, Inc.[x]	1,101,976
30,600	Washington Federal, Inc.	564,570
14,700	Webster Financial Corp.[x]	371,175
37,800	Wells Fargo & Co.(b)x	1,418,634
19,200	WESCO International, Inc.(a)x	617,856
8,000	Whirlpool Corp.(b)x	634,320
22,000	World Acceptance Corp.(a)(b)	792,000
19,600	World Fuel Services Corp.	451,388
30,000	Wyndham Worldwide Corp.	471,300
34,500	Xcel Energy, Inc.	689,655
21,900	Xilinx, Inc.(b)	513,555
20,000	Zions Bancorp(b)	774,000

Total Common Stocks (Cost $89,481,718)		87,217,646

Underlying
Securities Index/
Expiration Date/
Exercise Price	Contracts*	Value

Put Options Purchased (1.8%)
S&P 500 Index Expiration November 2008, Exercise price $1,145	306	$1,559,070

Total Put Options Purchased (Cost $1,583,045)		1,559,070

Other Securities (20.4%)
18,003,885	Brown Brothers Harriman Securities Lending Investment Fund, 3.07%	18,003,885

Total Other Securities (Cost $18,003,885)		18,003,885
Total Investments 121.2% (Cost $109,068,648)		106,780,601
Liabilities Less Other Assets (21.2%)		(18,689,822)

Net Assets 100.0%		$88,090,779

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2008.

x	All or a portion of security is pledged as collateral for written call options.

*	All options have 100 shares per contract.

ADR	American Depositary Receipt

40 Schedule of Investments

Schedule of Written Call Options
September 30, 2008

Underlying
Security Index/
Expiration Date/
Exercise Price	Contracts*	Value

S&P 500 Index,
Expiration November 2008, Exercise price $1,165	760	$4,601,800

Total Options Written (Premiums received $4,557,454)		$4,601,800

The accompanying notes are an integral part of the financial statements.

*	All written options have 100 shares per contract.

 41

Class I IOLIX
Class C IOLCX
Class Z IOLZX
Class A ISTAX

Management Overview
ICON Long/Short Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The Fund’s benchmark, the S&P Composite 1500 Index, lost 21.27% for the fiscal year ended September 30, 2008. In comparison, the ICON Long/Short Fund returned -25.43% for Class I shares, -26.09% for Class C shares, -25.45% for Class Z shares and -25.61% for Class A shares (-29.88% with maximum sales charge). Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Mounting recession, subprime, and liquidity fears gripped the world equity markets this year. Volatility as measured by the VIX index averaged 23.45% for the fiscal year - well above the 14.37% it has averaged over the previous four fiscal years. This heightened volatility was marked by quick theme changes with recession proof sell-offs quickly followed by cyclical rallies. Themes that we expected to last from six months to two years instead fizzled in a matter of days and were replaced by new themes. This left the ICON system buying into a recession proof theme just as a cyclical theme emerged and rotating into the cyclical theme just as the recession-proof theme reemerged.

With broad value across all sectors and most industries for much of the year, our system had difficulty finding what we thought were viable short candidates - that is, industries which lacked both value and relative strength. In a downward market environment, the Fund’s lack of short exposure detracted from performance relative to the Fund’s long/short peers. Given this underperformance in a down market, we modified our focus to short based on the overall market to price ratio. Although this modification led to an increase in our short exposure, the Fund failed to outperform some of its peers as the broader market continued to decline in spite of some attractive overall market value to price ratios.

Over the course of the year, an overweight position in the Industrials sector detracted from relative performance as the S&P 1500 Industrials sector fell 23.36% on recession fears. An underweight position in the Consumer Staples sector and an overweight position in the Consumer Discretionary sector also hindered relative performance as Staples outperformed Discretionary stocks while recession fears grew. Both short positions and cash proceeds from short positions aided the Fund’s

42 Management Overview

relative performance and the Fund increased its short exposure throughout the year.

Q.	How did the Fund’s composition affect performance?

A.	Several industry positions detracted from and aided the Fund’s performance. On the downside, an overweight position in the marine industry detracted the most from the Fund’s performance as the industry faced some serious headwinds from recessionary pressures. A significant average weight of around 2.6% in the managed health care industry also hurt performance as the industry fell well short of earnings expectations. Finally, a small weighting in mortgage REITs also detracted from performance as the industry continued to feel the effects of growing housing concerns.

On the positive side, an approximate 4% average position in railroads aided performance as the industry’s shares rose despite recession fears. An overweight position in health care services also paid dividends as our holdings in this industry significantly outperformed the holdings within the index.

Q.	What is your investment outlook for the equity market?

A.	Equity markets across the world are being punished as fear has been replaced with panic. We believe that this global sell-off has led to an opportunity where equities across all sectors are extremely undervalued. With volatility levels reaching their all time highs, we believe there is a bottom in sight. We see the broader market at a 1.34 value to price ratio and have positioned the portfolio in the expectation that stocks will rise toward this fair fundamental value.

Management Overview 43

ICON Long/Short Fund
Sector Composition
as of September 30, 2008

Industrials	20.7%
Information Technology	20.3%
Financial	20.0%
Leisure and Consumer Staples	10.3%
Consumer Discretionary	9.6%
Health Care	9.3%
Energy	5.8%
Telecommunications & Utilities	3.2%
Materials	1.2%

Percentages are based upon long positions as a percentage of net assets.

ICON Long/Short Fund
Industry Composition
as of September 30, 2008

Other Diversified Financial Services	5.9%
Railroads	4.4%
IT Consulting & Other Services	4.2%
Data Processing & Outsourced Services	4.0%
Computer Hardware	3.9%
Pharmaceuticals	3.6%
Integrated Oil & Gas	3.4%
Industrial Conglomerates	3.0%
Consumer Finance	2.8%
Integrated Telecommunication Services	2.8%
Life & Health Insurance	2.8%
Broadcasting & Cable TV	2.4%
Diversified Banks	2.3%
Soft Drinks	2.3%
Trading Companies & Distributors	2.3%
Semiconductors	2.2%
Industrial Machinery	2.1%
General Merchandise Stores	1.9%
Footwear	1.9%
Trucking	1.7%
Health Care Distributors	1.6%
Food Distributors	1.6%
Apparel Retail	1.6%
Regional Banks	1.5%
Managed Health Care	1.5%
Air Freight & Logistics	1.4%
Restaurants	1.4%
Oil & Gas Equipment & Services	1.4%
Household Products	1.3%
Movies & Entertainment	1.3%
Communications Equipment	1.3%
Property & Casualty Insurance	1.3%
Systems Software	1.3%
Home Entertainment Software	1.3%
Home Furnishing Retail	1.2%
Apparel Accessories & Luxury Goods	1.2%
Commercial Printing	1.2%
Health Care Services	1.1%
Homebuilding	1.1%
Electrical Components & Equipment	1.0%
Multi-Line Insurance	0.9%
Technology Distributors	0.9%
Building Products	0.9%
Mortgage REITS	0.9%
Paper Packaging	0.8%
Construction & Farm Machinery & Heavy Trucks	0.8%
Investment Banking & Brokerage	0.8%
Office Services & Supplies	0.8%
Oil & Gas Drilling	0.8%
Aerospace & Defense	0.7%
Housewares & Specialties	0.7%
Health Care Equipment	0.6%

44 Management Overview

ICON Long/Short Fund
Industry Composition (continued)
as of September 30, 2008

Health Care Technology	0.5%
Office Electronics	0.4%
Wireless Telecommunication Services	0.4%
Electronic Equipment Manufacturers	0.4%
Life Sciences Tools & Services	0.4%
Reinsurance	0.4%
Fertilizers & Agricultural Chemicals	0.4%
Airlines	0.4%
Electronic Manufacturing Services	0.4%
Specialized Finance	0.4%
Oil & Gas Storage & Transportation	0.2%

Percentages are based upon long positions as a percentage of net assets.

ICON Long/Short Fund
Average Annual Total Return
as of September 30, 2008

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Long/Short Fund - Class I	9/30/02	-25.43%	5.15%	7.49%	1.46%	1.46%

S&P Composite 1500 Index		-21.27%	5.65%	8.61%	N/A	N/A

ICON Long/Short Fund - Class C	10/17/02	-26.09%	4.29%	5.64%	2.33%	2.32%

S&P Composite 1500 Index		-21.27%	5.65%	7.81%	N/A	N/A

ICON Long/Short Fund - Class Z	5/6/04	-25.45%	N/A	2.04%	1.25%	1.25%

S&P Composite 1500 Index		-21.27%	N/A	3.44%	N/A	N/A

ICON Long/Short Fund - Class A	5/31/06	-25.61%	N/A	-7.27%	1.68%	1.67%

ICON Long/Short Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-29.88%	N/A	-9.60%	1.68%	1.67%

S&P Composite 1500 Index		-21.27%	N/A	-1.58%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 28, 2008 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

Management Overview 45

ICON Long/Short Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

46 Management Overview

ICON Long/Short Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (100.4%)
25,000	Abbott Laboratories	$1,439,500
90,000	Accenture, Ltd. - Class Ax	3,420,000
30,000	Aetna, Inc.[x]	1,083,300
15,000	Aflac, Inc.	881,250
12,000	America Movil S.A.B. de C.V. - ADR	556,320
142,600	Anthracite Capital, Inc. - REIT(b)	764,336
33,400	Arbor Realty Trust, Inc. - REIT(b)	334,000
75,000	AT&T, Inc.	2,094,000
8,700	Atwood Oceanics, Inc.(a)	316,680
47,000	Avnet, Inc.(a)x	1,157,610
100,000	Bank of America Corp.[x]	3,500,000
8,500	BB&T Corp.	321,300
40,000	Bristol-Myers Squibb Co.(b)	834,000
12,500	Bristow Group, Inc.(a)(b)	423,000
23,200	Burlington Northern Santa Fe Corp.[x]	2,144,376
15,000	Canon, Inc. - ADR	566,250
40,000	Cash America International, Inc.(b)x	1,441,600
10,000	Caterpillar, Inc.	596,000
30,000	CBRL Group, Inc.(b)	789,000
15,000	Cerner Corp.(a)(b)	669,600
40,000	China Security & Surveillance Technology, Inc.(a)(b)	555,200
75,000	Citigroup, Inc.	1,538,250
80,000	Cognizant Technology Solutions Corp.(a)x	1,826,400
70,000	Computer Sciences Corp.(a)x	2,809,100
10,000	Credicorp, Ltd.	599,800
10,000	Cummins, Inc.	437,200
35,000	Darden Restaurants, Inc.	1,002,050
30,000	Desarrolladora Homex S.A. de C.V. - ADR(a)(b)	1,326,600
2,500	Diamond Offshore Drilling, Inc.	257,650
10,000	Energizer Holdings, Inc.(a)(b)	805,500
45,000	Exxon Mobil Corp.	3,494,700
49,000	Fiserv, Inc.(a)x	2,318,680
13,000	FMC Technologies, Inc.(a)	605,150
150,000	General Electric Co.	3,825,000
50,000	Grupo Televisa S.A. - ADR	1,093,500
35,000	Harris Corp.[x]	1,617,000
23,900	Henry Schein, Inc.(a)(b)	1,286,776
35,000	Hewlett-Packard Co.	1,618,400
25,000	Hubbell, Inc. - Class B	876,250
100,000	Huntington Bancshares, Inc.	799,000
150,000	Intel Corp.[x]	2,809,500
27,500	International Business Machines Corp.[x]	3,216,400
50,000	Jabil Circuit, Inc.	477,000
35,000	Jarden Corp.(a)x	820,750
50,000	JPMorgan Chase & Co.	2,335,000
30,000	Loews Corp.	1,184,700
8,000	Marathon Oil Corp.	318,960
15,000	McKesson Corp.	807,150
31,700	MedcoHealth Solutions, Inc.(a)x	1,426,500
15,000	Medtronic, Inc.	751,500

Schedule of Investments 47

Shares or Principal Amount		Value

30,000	Merck & Co., Inc.	$946,800
15,000	MetLife, Inc.(b)	840,000
60,000	Microsoft Corp.	1,601,400
5,000	Monsanto Co.	494,900
20,000	Moog, Inc. - Class A(a)	857,600
26,300	MSC Industrial Direct Co., Inc. - Class A(b)	1,211,641
5,000	Murphy Oil Corp.	320,700
15,000	Nasdaq Stock Market, Inc.(a)	458,550
35,000	NCI Building Systems, Inc.(a)(b)	1,111,250
23,600	Nike, Inc. - Class B	1,578,840
110,000	Pacer International, Inc.(b)x	1,811,700
27,500	Parker Hannifin Corp.	1,457,500
50,000	PepsiAmericas, Inc.	1,036,000
65,000	Pfizer, Inc.[x]	1,198,600
30,000	Pitney Bowes, Inc.	997,800
25,000	Prudential Financial, Inc.(b)x	1,800,000
60,000	R.R. Donnelley & Sons Co.	1,471,800
10,000	Reinsurance Group of America, Inc. - Class A(b)	540,000
70,000	Rent-A-Center, Inc.(a)	1,559,600
35,000	Ryder System, Inc.	2,170,000
30,000	SkyWest, Inc.	479,400
40,000	Solarfun Power Holdings Co., Ltd. - ADR(a)(b)	421,200
35,000	Sonoco Products Co.	1,038,800
65,000	Sysco Corp.[x]	2,003,950
48,700	Target Corp.[x]	2,388,735
20,000	Teekay LNG Partners L.P.	314,000
35,000	The Allstate Corp.	1,614,200
15,000	The Clorox Co.(b)	940,350
35,000	The Coca-Cola Co.	1,850,800
70,000	The DIRECTV Group, Inc.(a)x	1,831,900
8,000	The Goldman Sachs Group, Inc.	1,024,000
55,000	The Walt Disney Co.[x]	1,687,950
95,000	The9, Ltd. - ADR(a)(b)	1,595,050
10,000	Thermo Fisher Scientific, Inc.(a)(b)	550,000
65,000	TJX Cos., Inc.[x]	1,983,800
3,250	Transocean, Inc.(a)	356,980
30,500	U.S. Bancorp(b)	1,098,610
47,000	Union Pacific Corp.(b)x	3,344,520
19,900	V.F. Corp.[x]	1,538,469
45,000	Verizon Communications, Inc.[x]	1,444,050
43,000	Watts Water Technologies, Inc. - Class A(b)	1,176,050
28,700	Weatherford International, Ltd.(a)	721,518
15,000	WellPoint, Inc.(a)	701,550
31,750	Wells Fargo & Co.[x]	1,191,578
50,000	WESCO International, Inc.(a)	1,609,000
30,000	Wolverine World Wide, Inc.	794,100
60,000	World Acceptance Corp.(a)(b)x	2,160,000
20,000	Zions Bancorp	774,000

Total Common Stocks (Cost $134,157,168)		126,271,029

48 Schedule of Investments

Shares or Principal Amount		Value

Other Securities (14.4%)
18,113,649	Brown Brothers Harriman Securities Lending Investment Fund, 3.07%	$18,113,649

Total Other Securities (Cost $18,113,649)		18,113,649
Total Investments 114.8% (Cost $152,270,817)		144,384,678
Liabilities Less Other Assets (14.8%)		(18,594,567)

Net Assets 100.0%		$125,790,111

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2008.

x	All or a portion of the security is pledged as collateral for securities sold short.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

Schedule of Investments 49

Schedule of Securities Sold Short
September 30, 2008

Shares	Short Security	Value

5,000	Acadia Realty Trust	$126,400
5,000	Agnico-Eagle Mines, Ltd.	275,350
15,000	Alexandria Real Estate Equities, Inc.	1,696,200
22,500	AMB Property Corp.	1,019,250
10,000	BioMed Realty Trust, Inc.	264,500
5,000	BRE Properties, Inc.	245,000
15,000	Brookfield Asset Management, Inc. - Class A	411,600
30,000	Brookfield Properties Corp.	475,200
35,000	Coinstar, Inc.(a)	1,120,000
5,000	Corporate Office Properties Trust	201,750
10,000	Equity Residential	444,100
7,500	Forest City Enterprises, Inc. - Class A	230,025
5,000	Goldcorp, Inc.	158,150
15,000	iShares Russell 3000 Index Fund	1,031,850
8,000	iShares S&P Midcap 400 Index Fund	578,880
35,000	iShares S&P Smallcap 600 Index Fund	2,082,850
10,000	Kimco Realty Corp.	369,400
15,000	Kinross Gold Corp.	241,800
15,000	Laclede Group, Inc.	727,350
5,000	Lihir Gold, Ltd. - ADR(a)	104,500
12,500	Mid-America Apartment Communities, Inc.	614,250
7,500	Parkway Properties, Inc.	283,950
25,000	Phase Forward, Inc.(a)	522,750
20,000	Pinnacle Entertainment, Inc.(a)	151,200
4,000	ProLogis	165,080
4,000	PS Business Parks, Inc.	230,400
3,000	Regency Centers Corp.	200,070
5,000	Sears Holdings Corp.(a)	467,500
2,000	Simon Property Group, Inc.	194,000
2,000	SL Green Realty Corp.	129,600
28,500	SPDR Trust - Series 1	3,306,570
22,500	St. Joe Corp.(a)	879,525
20,000	Vital Images, Inc.(a)	300,000
3,000	Vornado Realty Trust	272,850
10,000	Weyerhaeuser Co.	605,800

Total Securities Sold Short (Proceeds $21,185,914)		$20,127,700

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

ADR	American Depositary Receipt

50 Schedule of Securities Sold Short

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Statements of Assets and Liabilities
September 30, 2008

				ICON
	ICON	ICON	ICON	Income	ICON
	Bond	Core Equity	Equity Income	Opportunity	Long/Short
	Fund	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$106,272,542	$180,568,261	$101,053,891	$109,068,648	$152,270,817

Investments, at value†	99,919,181	175,692,900	101,062,248	106,780,601	144,384,678
Cash	137,402	-	-	5,461,604	-
Deposits for short sales	-	-	-	-	22,706,194
Receivables:
Fund shares sold	3,244,251	175,052	1,485,757	1,252,857	72,898
Investments sold	197,500	4,742,628	2,121,806	6,940,071	7,251,114
Interest	1,346,408	48,702	142,008	24,927	27,352
Dividends	-	104,441	258,765	70,258	207,506
Expense reimbursements by Adviser	3,833	-	1,259	1,160	-
Expense reimbursements by Sub-Administrator	-	-	46,846	-	-
Other assets	46,664	53,523	51,608	53,700	69,501

Total Assets	104,895,239	180,817,246	105,170,297	120,585,178	174,719,243

Liabilities
Options written, at value (premiums received of $4,557,454)	-	-	-	4,601,800	-
Securities sold short, at value (proceeds of $21,185,914)	-	-	-	-	20,127,700
Payable for income on short positions	-	-	-	-	59,090
Payables:
Due to custodian bank	-	-	-	-	1,650,181
Interest	72	-	174	320	5,663
Investments bought	-	6,174,025	1,448,254	9,565,003	7,207,975
Payable for collateral received on securities loaned	767,228	39,009,165	-	18,003,885	18,113,649
Fund shares redeemed	287,020	346,005	182,249	193,571	1,548,378
Distributions due to shareholders	3,853	-	27,567	4,265	-
Advisory fees and fee waiver recoupment	51,845	89,647	66,277	57,137	98,243
Accrued distribution fees	22,997	66,156	24,930	21,624	46,850
Fund accounting fees	239	425	303	275	89
Transfer agent fees	4,650	12,246	4,820	3,408	10,531
Administration fees	4,058	5,746	4,226	3,588	5,302
Trustee fees	2,361	3,256	2,410	2,074	3,138
Accrued legal expenses for tax matter (Note 6)	-	-	46,846	-	-
Accrued expenses	32,908	40,984	38,659	37,449	52,343

Total Liabilities	1,177,231	45,747,655	1,846,715	32,494,399	48,929,132

Net Assets - all share classes	$103,718,008	$135,069,591	$103,323,582	$88,090,779	$125,790,111

52 Financial Statements

				ICON
	ICON	ICON	ICON	Income	ICON
	Bond	Core Equity	Equity Income	Opportunity	Long/Short
	Fund	Fund	Fund	Fund	Fund
Net Assets - Class I	$100,985,145	$76,606,060	$98,500,888	$82,599,051	$93,243,360

Net Assets - Class C	$2,725,018	$55,363,795	$4,461,204	$4,206,754	$27,147,675

Net Assets - Class Z	$7,845	$1,221,510	$80,721	$422,415	$539,735

Net Assets - Class A	$-	$1,878,226	$280,769	$862,559	$4,859,341

Net Assets Consist of
Paid-in capital	$111,312,656	$153,991,381	$113,322,996	$98,510,212	$163,107,436
Accumulated undistributed net investment income/(loss)	(297,908)	702,010	10,408	(9,707)	1,164,664
Accumulated undistributed net realized gain/(loss) from investment , Written Options and Securities Sold Short transactions	(943,379)	(14,748,439)	(10,018,179)	(8,077,333)	(31,654,064)
Unrealized net appreciation/(depreciation) on investments, written options and securities sold short	(6,353,361)	(4,875,361)	8,357	(2,332,393)	(6,827,925)

Net Assets	$103,718,008	$135,069,591	$103,323,582	$88,090,779	$125,790,111

Shares outstanding (unlimited shares authorized, no par value)
Class I	10,698,839	6,818,114	8,301,700	7,324,144	6,778,855
Class C	288,107	5,293,412	380,263	392,499	2,066,923
Class Z	833	108,658	6,817	36,856	39,085
Class A	-	171,927	23,795	76,674	355,085
Net asset value (offering and redemption price per share)
Class I	$9.44	$11.24	$11.87	$11.28	$13.76
Class C	$9.46	$10.46	$11.73	$10.72	$13.13
Class Z	$9.42	$11.24	$11.84	$11.46	$13.81
Class A	$-	$10.92	$11.80	$11.25	$13.69
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$-	$11.59	$12.52	$11.94	$14.53

†	Includes securities on loan of $725,305, $39,582,180, $0, $18,389,492, and $18,414,932.

The accompanying notes are an integral part of the financial statements.

Financial Statements 53

Statements of Operations
For the year ended September 30, 2008

	ICON	ICON
	Bond	Core Equity
	Fund	Fund
Investment Income
Interest	$6,118,641	$34,222
Dividends	-	2,629,952
Income from securities lending, net	13,189	347,233
Foreign taxes withheld	-	(4,663)

Total Investment Income	6,131,830	3,006,744

Expenses
Advisory fees	716,307	1,158,005
Distribution fees:
Class I	292,553	190,488
Class C	20,064	752,566
Class A	-	4,045
Fund accounting fees	38,885	41,372
Transfer agent fees	78,236	178,763
Administration fees	56,078	72,476
Registration fees:
Class I	21,617	12,682
Class C	11,729	12,356
Class A	-	7,687
Insurance expense	9,235	13,015
Trustee fees and expenses	9,748	12,035
Interest expense	1,816	4,002
Other expenses	64,481	97,873
Dividends on short positions	-	-
Recoupment of previously reimbursed expenses	-	-
Legal expenses related to tax matter (Note 6)	-	-

Total expenses before expense reimbursement and transfer agent earnings credit	1,320,749	2,557,365
Transfer agent earnings credit	(2,500)	(3,269)
Expense reimbursement by Adviser due to expense limitation agreement	(109,034)	-
Expense reimbursement of legal expenses by the Sub-Administrator	-	-

Net Expenses	1,209,215	2,554,096

Net Investment Income/(Loss)	4,922,615	452,648

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options and Securities Sold Short
Net realized gain/(loss) from investment transactions	669,257	(14,748,439)
Net realized gain/(loss) from written options transactions	-	-
Net realized gain/(loss) from securities sold short	-	-
Change in unrealized net appreciation/(depreciation) on investments	(6,778,176)	(31,524,489)
Change in unrealized net appreciation/(depreciation) on written options and securities sold short	-	-

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options and Securities Sold Short	(6,108,919)	(46,272,928)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(1,186,304)	$(45,820,280)

The accompanying notes are an integral part of the financial statements.

54 Financial Statements

	ICON
ICON	Income	ICON
Equity Income	Opportunity	Long/Short
Fund	Fund	Fund

$674,481	$22,766	$94,830
3,698,138	1,708,597	4,587,651
-	156,799	524,277
(2,205)	(1,403)	(30)

4,370,414	1,886,759	5,206,728

883,648	634,541	1,966,513

281,206	201,680	465,768
49,722	32,569	383,725
775	1,278	15,430
33,367	24,925	60,388
91,121	64,709	131,114
55,337	39,784	108,459

14,414	16,225	31,514
10,507	10,700	13,896
7,661	7,938	8,264
9,150	5,727	20,054
9,712	7,905	15,317
792	6,607	20,827
77,202	71,091	139,108
-	-	355,922
-	4,695	-
235,145	-	-

1,759,759	1,130,374	3,736,299
(2,459)	(1,707)	(5,089)

(25,282)	-	(4,480)

(235,145)	-	-

1,496,873	1,128,667	3,726,730

2,873,541	758,092	1,479,998

(9,999,212)	(11,255,239)	(30,396,997)
-	13,154,349	-
-	-	3,900,077
(15,900,667)	(11,467,881)	(37,595,003)

-	(840,955)	183,889

(25,899,879)	(10,409,726)	(63,908,034)

$(23,026,338)	$(9,651,634)	$(62,428,036)

Financial Statements 55

Statements of Changes in Net Assets

	ICON Bond Fund		ICON Core Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007

Operations
Net investment income/(loss)	$4,922,615	$4,602,241	$452,648	$(534,514)
Net realized gain/(loss) from investment transactions and written options	669,257	(158,250)	(14,748,439)	19,681,940
Change in net unrealized appreciation/(depreciation) on investments	(6,778,176)	756,222	(31,524,489)	11,709,068

Net increase/(decrease) in net assets resulting from operations	(1,186,304)	5,200,213	(45,820,280)	30,856,494

Dividends and Distributions to Shareholders
Net investment income
Class I	(5,247,750)	(4,626,599)	-	-
Class C	(88,949)	(46,277)	-	-
Class Z	(142)	(527)	-	-
Class A	-	-	-	-
Net realized gains
Class I	-	-	(7,187,602)	(7,580,907)
Class C	-	-	(7,656,597)	(7,230,668)
Class Z	-	-	(109,019)	(94,989)
Class A	-	-	(124,615)	(36,638)

Net decrease from dividends and distributions	(5,336,841)	(4,673,403)	(15,077,833)	(14,943,202)

Fund Share Transactions
Shares sold
Class I	52,872,632	68,988,664	40,848,727	23,824,919
Class C	2,345,458	917,781	5,417,694	8,551,109
Class Z	10,634	48,144	375,126	133,685
Class A	-	-	1,883,178	1,422,196
Reinvested dividends and distributions
Class I	5,171,793	4,481,263	6,810,276	6,749,960
Class C	86,070	44,325	7,380,164	6,925,661
Class Z	142	525	107,124	92,041
Class A	-	-	112,656	32,501
Shares repurchased
Class I	(73,834,034)	(41,215,819)	(28,889,006)	(55,610,067)
Class C	(1,002,203)	(441,608)	(20,488,331)	(26,377,163)
Class Z	(13,684)	(41,463)	(68,187)	(299,637)
Class A	-	-	(827,329)	(279,650)

Net increase/(decrease) from fund share transactions	(14,363,192)	32,781,812	12,662,092	(34,834,445)

Total net increase/(decrease) in net assets	(20,886,337)	33,308,622	(48,236,021)	(18,921,153)
Net Assets
Beginning of period	124,604,345	91,295,723	183,305,612	202,226,765

End of period	$103,718,008	$124,604,345	$135,069,591	$183,305,612

56 Financial Statements

ICON Equity Income Fund		ICON Income Opportunity Fund		ICON Long/Short Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2008	2007	2008	2007	2008	2007

$2,873,541	$2,521,140	$758,092	$(91,815)	$1,479,998	$655,127

(9,999,212)	15,603,497	1,899,110	2,785,990	(26,496,920)	7,336,230
(15,900,667)	4,578,186	(12,308,836)	5,052,554	(37,411,114)	24,000,849

(23,026,338)	22,702,823	(9,651,634)	7,746,729	(62,428,036)	31,992,206

(2,634,085)	(2,854,133)	(730,001)	(46,145)	(399,948)	(394,093)
(74,308)	(70,223)	(17,592)	-	-	-
(1,668)	(787)	(1,990)	-	-	(13,175)
(6,596)	(3,730)	(4,914)	(41)	(7,652)	(7,001)

(12,299,870)	(5,844,508)	(3,156,831)	(10,443,229)	(9,426,798)	(4,519,604)
(509,032)	(206,407)	(103,778)	(411,998)	(1,802,594)	(791,906)
(4,033)	(971)	(2,015)	(3,627)	(8,704)	(82,900)
(33,610)	(2,660)	(13,118)	(5,517)	(264,846)	(47,236)

(15,563,202)	(8,983,419)	(4,030,239)	(10,910,557)	(11,910,542)	(5,855,915)

32,408,389	20,775,427	44,002,873	32,396,237	71,979,977	124,049,120
1,321,434	879,642	2,960,233	350,569	7,910,378	18,629,284
55,480	21,895	446,647	29,639	504,312	287,714
186,596	289,568	687,944	269,504	3,456,617	6,279,254

14,280,781	8,210,633	3,844,378	10,266,374	9,338,356	4,670,355
550,445	256,742	119,074	379,286	1,686,440	745,754
5,700	1,757	4,005	3,627	8,484	96,075
40,115	6,277	17,075	5,556	218,920	43,032

(35,964,387)	(51,367,295)	(29,452,929)	(22,746,946)	(167,590,194)	(80,032,782)
(1,164,749)	(1,040,584)	(604,737)	(1,156,174)	(13,749,105)	(5,843,771)
(1,352)	(11,598)	(26,662)	(89)	(271,710)	(3,639,251)
(166,362)	(12,552)	(42,105)	(84)	(3,220,063)	(977,888)

11,552,090	(21,990,088)	21,955,796	19,797,499	(89,727,588)	64,306,896

(27,037,450)	(8,270,684)	8,273,923	16,633,671	(164,066,166)	90,443,187

130,361,032	138,631,716	79,816,856	63,183,185	289,856,277	199,413,090

$103,323,582	$130,361,032	$88,090,779	$79,816,856	$125,790,111	$289,856,277

Financial Statements 57

Statements of Changes in Net Assets (continued)

	ICON Bond Fund		ICON Core Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007

Transactions in Fund Shares
Shares sold
Class I	5,266,742	6,930,357	3,159,841	1,521,324
Class C	230,968	91,548	415,353	576,959
Class Z	1,071	4,870	26,683	8,541
Class A	-	-	141,172	92,820
Reinvested dividends and distributions
Class I	514,757	448,497	459,223	447,314
Class C	8,598	4,422	531,329	483,635
Class Z	14	53	7,238	6,091
Class A	-	-	7,775	2,184
Shares repurchased
Class I	(7,363,485)	(4,131,816)	(2,118,855)	(3,549,165)
Class C	(99,871)	(44,117)	(1,552,228)	(1,762,394)
Class Z	(1,359)	(4,178)	(4,689)	(19,996)
Class A	-	-	(62,207)	(18,320)

Net increase/(decrease)	(1,442,565)	3,299,636	1,010,635	(2,211,007)

Shares outstanding, beginning of period	12,430,344	9,130,708	11,381,476	13,592,483

Shares outstanding, end of period	10,987,779	12,430,344	12,392,111	11,381,476

Purchase and Sales of Investment Securities (excluding short-term securities and written options)
Purchases of securities (including short sale transactions)	$56,663,792	$21,614,156	$267,302,362	$228,139,282
Proceeds from sales of securities (including short sale transactions)	18,607,395	25,763,927	272,214,554	275,726,296
Purchases of long-term U.S. government securities	23,532,812	43,613,130	-	-
Proceeds from sales of long-term U.S. government securities	72,648,246	5,421,100	-	-
Accumulated undistributed net investment income/(loss)	$(297,908)	$(33,477)	$702,010	$-

The accompanying notes are an integral part of the financial statements.

58 Financial Statements

ICON Equity Income Fund		ICON Income Opportunity Fund		ICON Long/Short Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2008	2007	2008	2007	2008	2007

2,409,932	1,331,983	3,538,611	2,383,848	4,122,378	6,741,937
99,285	56,569	251,905	26,619	476,043	1,050,920
4,082	1,408	35,779	2,101	30,543	15,636
13,938	18,766	56,323	20,879	205,076	340,691

1,018,360	536,569	306,393	776,387	528,188	266,877
39,498	16,958	9,910	29,724	99,261	43,971
416	114	325	274	478	5,462
2,873	405	1,372	424	12,424	2,463

(2,691,935)	(3,260,624)	(2,379,180)	(1,672,257)	(10,278,275)	(4,408,590)
(84,944)	(67,244)	(50,918)	(87,051)	(880,400)	(328,475)
(101)	(734)	(1,992)	(7)	(15,100)	(189,213)
(12,649)	(794)	(3,410)	(6)	(199,994)	(53,377)

798,755	(1,366,624)	1,765,118	1,480,935	(5,899,378)	3,488,302

7,913,820	9,280,444	6,065,055	4,584,120	15,139,326	11,651,024

8,712,575	7,913,820	7,830,173	6,065,055	9,239,948	15,139,326

$148,316,806	$154,997,733	$187,288,186	$109,635,674	$376,092,000	$324,247,248
147,489,456	192,524,496	156,047,068	104,042,037	465,387,277	246,986,193
3,975,018	7,570,798	-	-	-	-
5,660,610	750,000	-	-	-	-
$10,408	$(146,553)	$(9,707)	$-	$1,164,664	$338,387

Financial Statements 59

Financial Highlights

		Income from investment operations			Less dividends and
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning	income/	gains/(losses)	investment	investment	realized
	of period	(loss)(x)	on investments	operations	income	gains

ICON Bond Fund
Class I
Year Ended September 30, 2008	$10.02	$0.42	$(0.55)	$(0.13)	$(0.45)	$-
Year Ended September 30, 2007	10.00	0.44	0.03	0.47	(0.45)	-
Year Ended September 30, 2006	10.16	0.42	(0.15)	0.27	(0.42)	(0.01)
Year Ended September 30, 2005	10.52	0.40	(0.29)	0.11	(0.41)	(0.06)
Year Ended September 30, 2004	10.41	0.45	0.10	0.55	(0.44)	-
Class C
Year Ended September 30, 2008	10.05	0.35	(0.55)	(0.20)	(0.39)	-
Year Ended September 30, 2007	10.02	0.38	0.04	0.42	(0.39)	-
Year Ended September 30, 2006	10.18	0.36	(0.15)	0.21	(0.36)	(0.01)
Year Ended September 30, 2005	10.54	0.33	(0.28)	0.05	(0.35)	(0.06)
Year Ended September 30, 2004	10.42	0.38	0.12	0.50	(0.38)	-
Class Z
Year Ended September 30, 2008	10.02	0.44	(0.57)	(0.13)	(0.47)	-
Year Ended September 30, 2007	10.00	0.46	0.03	0.49	(0.47)	-
Year Ended September 30, 2006	10.15	0.45	(0.15)	0.30	(0.44)	(0.01)
Year Ended September 30, 2005	10.51	0.42	(0.28)	0.14	(0.44)	(0.06)
May 6, 2004 (inception) to September 30, 2004	10.26	0.46	(0.02)	0.44	(0.19)	-
ICON Core Equity Fund
Class I
Year Ended September 30, 2008	16.59	0.09	(4.07)	(3.98)	-	(1.37)
Year Ended September 30, 2007	15.22	0.02	2.46	2.48	-	(1.11)
Year Ended September 30, 2006	15.14	(0.02)	0.67	0.65	-	(0.57)
Year Ended September 30, 2005	12.78	(0.05)	2.41	2.36	-	-
Year Ended September 30, 2004	11.12	(0.07)	1.73	1.66	-	-
Class C
Year Ended September 30, 2008	15.66	(0.01)	(3.82)	(3.83)	-	(1.37)
Year Ended September 30, 2007	14.52	(0.10)	2.35	2.25	-	(1.11)
Year Ended September 30, 2006	14.58	(0.14)	0.65	0.51	-	(0.57)
Year Ended September 30, 2005	12.41	(0.15)	2.32	2.17	-	-
Year Ended September 30, 2004	10.88	(0.16)	1.69	1.53	-	-
Class Z
Year Ended September 30, 2008	16.62	0.09	(4.10)	(4.01)	-	(1.37)
Year Ended September 30, 2007	15.23	0.03	2.47	2.50	-	(1.11)
Year Ended September 30, 2006	15.12	0.02	0.66	0.68	-	(0.57)
Year Ended September 30, 2005	12.79	(0.14)	2.47	2.33	-	-
May 6, 2004 (inception) to September 30, 2004	12.07	(0.03)	0.75	0.72	-	-
Class A
Year Ended September 30, 2008	16.32	(0.01)	(4.02)	(4.03)	-	(1.37)
Year Ended September 30, 2007	15.09	(0.06)	2.40	2.34	-	(1.11)
May 31, 2006 (inception) to September 30, 2006	15.80	(0.27)	(0.44)	(0.71)	-	-

The accompanying notes are an integral part of the financial statements.

60 Financial Highlights

				Ratio of expenses to			Ratio of net investment
				average net assets(a)			income to average net assets(a)
				Before	After		Before	After
				expense	expense		expense	expense
				limitation/	limitation/		limitation/	limitation/
distributions				recoupment	recoupment		recoupment	recoupment
Total			Net assets,	and transfer	and transfer		and transfer	and transfer
dividends	Net asset		end of	agent	agent		agent	agent	Portfolio
and	value, end	Total	period (in	earnings	earnings		earnings	earnings	turnover
distributions	of period	return*	thousands)	credit	credit		credit	credit	rate(b)

$(0.45)	$9.44	(1.48)%	$100,985	1.08%	1.00	%(c)	4.06%	4.14%	73.47%
(0.45)	10.02	4.80%	123,102	1.09%	1.00	%(c)	4.34%	4.42%	34.40%
(0.43)	10.00	2.72%	90,324	1.11%	1.01	%(c)	4.14%	4.24%	66.82%
(0.47)	10.16	1.05%	82,415	1.18%	1.10%		3.72%	3.80%	76.28%
(0.44)	10.52	5.41%	61,502	1.29%	1.30%		4.28%	4.27%	37.98%

(0.39)	9.46	(2.16)%	2,725	2.42%	1.60	%(c)	2.71%	3.53%	73.47%
(0.39)	10.05	4.27%	1,491	3.15%	1.60	%(c)	2.28%	3.82%	34.40%
(0.37)	10.02	2.09%	968	3.08%	1.61	%(c)	2.17%	3.64%	66.82%
(0.41)	10.18	0.47%	988	3.42%	1.69%		1.46%	3.19%	76.28%
(0.38)	10.54	4.83%	371	6.84%	1.90%		3.63%	8.57%	37.98%

(0.47)	9.42	(1.43)%	8	186.00%	0.75	%(c)	(180.79)%	4.46%	73.47%
(0.47)	10.02	5.02%	11	31.60%	0.75	%(c)	(26.18)%	4.67%	34.40%
(0.45)	10.00	3.06%	4	25.40%	0.76	%(c)	(20.18)%	4.47%	66.82%
(0.50)	10.15	1.30%	5	74.28%	0.84%		(69.41)%	4.03%	76.28%

(0.19)	10.51	4.33%	1	0.86%	0.86%		4.60%	4.60%	37.98%

(1.37)	11.24	(25.99)%	76,606	1.27%	1.27%		0.67%	0.67%	173.81%
(1.11)	16.59	17.05%	88,246	1.24%	1.23%		0.12%	0.13%	116.81%
(0.57)	15.22	4.35%	104,966	1.23%	1.23%		(0.13)%	(0.13)%	148.67%
-	15.14	18.47%	93,780	1.27%	N/A		(0.33)%	N/A	136.82%
-	12.78	14.93%	47,273	1.33%	N/A		(0.59)%	N/A	116.26%

(1.37)	10.46	(26.61)%	55,364	2.05%	2.05%		(0.09)%	(0.09)%	173.81%
(1.11)	15.66	16.25%	92,350	2.02%	2.02%		(0.68)%	(0.67)%	116.81%
(0.57)	14.52	3.54%	95,842	2.03%	2.02%		(0.91)%	(0.91)%	148.67%
-	14.58	17.49%	78,145	2.04%	N/A		(1.10)%	N/A	136.82%
-	12.41	14.06%	53,101	2.08%	N/A		(1.34)%	N/A	116.26%

(1.37)	11.24	(26.11)%	1,222	1.34%	1.34%		0.65%	0.65%	173.81%
(1.11)	16.62	17.18%	1,320	1.18%	1.18%		0.17%	0.17%	116.81%
(0.57)	15.23	4.57%	1,291	0.99%	0.98%		0.12%	0.12%	148.67%
-	15.12	18.22%	1,165	1.76%	N/A		(0.94)%	N/A	136.82%

-	12.79	5.97%	36	1.12%	N/A		(0.28)%	N/A	116.26%

(1.37)	10.92	(26.76)%	1,878	2.09%	2.09%		(0.08)%	(0.08)%	173.81%
(1.11)	16.32	16.25%	1,390	1.66%	1.65%		(0.42)%	(0.41)%	116.81%

-	15.09	(4.49)%	128	7.44%	7.43%		(5.45)%	(5.44)%	148.67%

Financial Highlights 61

Financial Highlights (continued)

		Income from investment operations			Less dividends and
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning	income/	gains/(losses)	investment	investment	realized
	of period	(loss)(x)	on investments	operations	income	gains

ICON Equity Income Fund
Class I
Year Ended September 30, 2008	16.48	0.34	(3.00)	(2.66)	(0.31)	(1.64)
Year Ended September 30, 2007	14.94	0.29	2.26	2.55	(0.34)	(0.67)
Year Ended September 30, 2006	15.79	0.30	0.29	0.59	(0.35)	(1.09)
Year Ended September 30, 2005	14.33	0.27	1.54	1.81	(0.27)	(0.08)
Year Ended September 30, 2004	12.22	0.31	2.09	2.40	(0.29)	-
Class C
Year Ended September 30, 2008	16.33	0.21	(2.97)	(2.76)	(0.20)	(1.64)
Year Ended September 30, 2007	14.85	0.14	2.23	2.37	(0.22)	(0.67)
Year Ended September 30, 2006	15.71	0.15	0.29	0.44	(0.21)	(1.09)
Year Ended September 30, 2005	14.27	0.13	1.54	1.67	(0.15)	(0.08)
Year Ended September 30, 2004	12.21	0.20	2.06	2.26	(0.20)	-
Class Z
Year Ended September 30, 2008	16.46	0.38	(3.04)	(2.66)	(0.32)	(1.64)
Year Ended September 30, 2007	14.94	0.30	2.26	2.56	(0.37)	(0.67)
Year Ended September 30, 2006	15.79	0.30	0.29	0.59	(0.35)	(1.09)
Year Ended September 30, 2005	14.33	0.28	1.55	1.83	(0.29)	(0.08)
May 10, 2004 (inception) to September 30, 2004	13.43	0.39	0.70	1.09	(0.19)	-
Class A
Year Ended September 30, 2008	16.40	0.31	(2.99)	(2.68)	(0.28)	(1.64)
Year Ended September 30, 2007	14.92	0.27	2.22	2.49	(0.34)	(0.67)
May 31, 2006 (inception) to September 30, 2006	15.04	0.08	(0.01)	0.07	(0.19)	-
ICON Income Opportunity Fund
Class I
Year Ended September 30, 2008	13.18	0.12	(1.39)	(1.27)	(0.10)	(0.53)
Year Ended September 30, 2007	13.80	(0.02)	1.64	1.62	(0.01)	(2.23)
Year Ended September 30, 2006	13.88	(0.01)	0.05	0.04	-	(0.12)
Year Ended September 30, 2005	13.25	(0.06)	1.26	1.20	-	(0.57)
Year Ended September 30, 2004	12.40	(0.07)	1.36	1.29	-	(0.44)
Class C
Year Ended September 30, 2008	12.61	0.01	(1.32)	(1.31)	(0.05)	(0.53)
Year Ended September 30, 2007	13.39	(0.11)	1.56	1.45	-	(2.23)
Year Ended September 30, 2006	13.56	(0.11)	0.06	(0.05)	-	(0.12)
Year Ended September 30, 2005	13.06	(0.16)	1.23	1.07	-	(0.57)
Year Ended September 30, 2004	12.32	(0.16)	1.34	1.18	-	(0.44)
Class Z
Year Ended September 30, 2008	13.37	0.15	(1.43)	(1.28)	(0.10)	(0.53)
Year Ended September 30, 2007	13.94	0.01	1.65	1.66	-	(2.23)
Year Ended September 30, 2006	13.94	0.02	0.10	0.12	-	(0.12)
Year Ended September 30, 2005	13.29	(0.03)	1.25	1.22	-	(0.57)
May 6, 2004 (inception) to September 30, 2004	12.86	(0.01)	0.44	0.43	-	-

The accompanying notes are an integral part of the financial statements.

62 Financial Highlights

								Ratio of net investment
				Ratio of expenses to average net assets(a)				income to average net assets(a)
				Before		After		Before	After
				expense		expense		expense	expense
				limitation/		limitation/		limitation/	limitation/
distributions				recoupment		recoupment		recoupment	recoupment
Total			Net assets,	and transfer		and transfer		and transfer	and transfer
dividends	Net asset		end of	agent		agent		agent	agent	Portfolio
and	value, end	Total	period (in	earnings		earnings		earnings	earnings	turnover
distributions	of period	return*	thousands)	credit		credit		credit	credit	rate(b)

(1.95)	11.87	(17.76)%	98,501	1.23	%(g)	1.23	%(c)	2.48%	2.48%	132.93%
(1.01)	16.48	17.67%	124,668	1.23	%(h)	1.22	%(c)	1.86%	1.86%	121.30%
(1.44)	14.94	4.02%	133,835	1.23%		1.23	%(c)	1.96%	1.96%	162.84%
(0.35)	15.79	12.71%	129,681	1.27%		1.27%		1.79%	1.79%	143.82%
(0.29)	14.33	19.69%	117,552	1.35%		1.37%		2.25%	2.23%	51.84%

(1.84)	11.73	(18.60)%	4,461	2.34	%(g)	2.20	%(c)	1.40%	1.54%	132.93%
(0.89)	16.33	16.45%	5,331	2.33	%(h)	2.21	%(c)	0.75%	0.87%	121.30%
(1.30)	14.85	3.03%	4,753	2.29%		2.20	%(c)	0.91%	1.00%	162.84%
(0.23)	15.71	11.71%	3,861	2.53%		2.20%		0.53%	0.86%	143.82%
(0.20)	14.27	18.56%	1,885	3.47%		2.20%		0.12%	1.40%	51.84%

(1.96)	11.84	(17.81)%	81	11.18	%(g)	1.20	%(c)	(7.14)%	2.84%	132.93%
(1.04)	16.46	17.74%	40	11.08	%(h)	1.21	%(c)	(7.96)%	1.92%	121.30%
(1.44)	14.94	4.04%	24	4.36%		1.20	%(c)	(1.20)%	1.96%	162.84%
(0.37)	15.79	12.89%	23	9.37%		1.20%		(6.31)%	1.86%	143.82%

(0.19)	14.33	8.12%	14	1.11%		0.97	%(d)	2.62%	2.76%	51.84%

(1.92)	11.80	(17.98)%	281	5.40	%(g)	1.44	%(c)	(1.67)%	2.29%	132.93%
(1.01)	16.40	17.29%	322	3.77	%(h)	1.45	%(c)	(0.60)%	1.73%	121.30%

(0.19)	14.92	0.46%	19	38.36%		1.44	%(c)	(35.18)%	1.74%	162.84%

(0.63)	11.28	(10.04)%	82,599	1.30%		1.30	%(c)	0.93%	0.93%	184.47%
(2.24)	13.18	12.51%	77,195	1.50%		1.50	%(c)	(0.11)%	(0.11)%	150.42%
(0.12)	13.80	0.30%	60,321	1.47%		1.47	%(c)	(0.04)%	(0.04)%	159.55%
(0.57)	13.88	9.21%	54,347	1.54%		1.45%		(0.57)%	(0.48)%	159.35%
(0.44)	13.25	10.53%	42,962	1.60%		1.45%		(0.67)%	(0.52)%	167.57%

(0.58)	10.72	(10.85)%	4,207	2.52%		2.21	%(c)	(0.24)%	0.07%	184.47%
(2.23)	12.61	11.53%	2,291	2.76%		2.25	%(c)	(1.34)%	(0.83)%	150.42%
(0.12)	13.39	(0.36)%	2,842	2.61%		2.23	%(c)	(1.23)%	(0.85)%	159.55%
(0.57)	13.56	8.31%	3,652	2.80%		2.20%		(1.80)%	(1.20)%	159.35%
(0.44)	13.06	9.69%	1,964	3.89%		2.20%		(2.93)%	(1.23)%	167.57%

(0.63)	11.46	(9.99)%	422	4.39%		1.21	%(c)	(1.98)%	1.20%	184.47%
(2.23)	13.37	12.67%	37	17.99%		1.25	%(c)	(16.64)%	0.10%	150.42%
(0.12)	13.94	0.88%	5	3.52%		1.22	%(c)	(2.14)%	0.15%	159.55%
(0.57)	13.94	9.42%	3	53.94%		1.20%		(52.97)%	(0.23)%	159.35%

-	13.29	3.34%	3	1.12%		1.12%		(0.11)%	(0.11)%	167.57%

Financial Highlights 63

Financial Highlights (continued)

		Income from investment operations			Less dividends and
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning	income/	gains/(losses)	investment	investment	realized
	of period	(loss)(x)	on investments	operations	income	gains

Class A
Year Ended September 30, 2008	13.15	0.10	(1.38)	(1.28)	(0.09)	(0.53)
Year Ended September 30, 2007	13.80	(0.03)	1.65	1.62	(0.04)	(2.23)
May 31, 2006 (inception) to September 30, 2006	13.73	0.03	0.04	0.07	-	-
ICON Long/Short Fund(e)
Class I
Year Ended September 30, 2008	19.26	0.13	(4.86)	(4.73)	(0.03)	(0.74)
Year Ended September 30, 2007	17.19	0.07	2.47	2.54	(0.04)	(0.43)
Year Ended September 30, 2006	15.99	0.03	1.17	1.20	-	-
Year Ended September 30, 2005	13.92	(0.08)	2.65	2.57	-	(0.50)
Year Ended September 30, 2004	12.00	(0.08)	2.16	2.08	-	(0.16)
Class C
Year Ended September 30, 2008	18.54	-	(4.67)	(4.67)	-	(0.74)
Year Ended September 30, 2007	16.67	(0.08)	2.38	2.30	-	(0.43)
Year Ended September 30, 2006	15.63	(0.13)	1.17	1.04	-	-
Year Ended September 30, 2005	13.73	(0.19)	2.59	2.40	-	(0.50)
Year Ended September 30, 2004	11.92	(0.18)	2.15	1.97	-	(0.16)
Class Z
Year Ended September 30, 2008	19.30	0.18	(4.93)	(4.75)	-	(0.74)
Year Ended September 30, 2007	17.29	0.10	2.41	2.51	(0.07)	(0.43)
Year Ended September 30, 2006	16.05	0.11	1.13	1.24	-	-
Year Ended September 30, 2005	13.94	(0.05)	2.66	2.61	-	(0.50)
May 6, 2004 (inception) to September 30, 2004	13.99	(0.04)	(0.01)	(0.05)	-	-
Class A
Year Ended September 30, 2008	19.20	0.10	(4.85)	(4.75)	(0.02)	(0.74)
Year Ended September 30, 2007	17.18	0.05	2.46	2.51	(0.06)	(0.43)
May 31, 2006 (inception) to September 30, 2006	17.52	0.05	(0.39)	(0.34)	-	-

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
(a)	Annualized for periods less than a year.
(b)	Portfolio turnover is calculated at the Fund level and is not annualized.
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(d)	The limitation on expenses for Class Z shares occurred when the Adviser reimbursed the Fund for excise and income taxes incurred during the period. These expenses were extraordinary expenses not subject to the contractual expense limitation discussed in Note 3.
(e)	The Fund’s operating expenses, not including dividends on short positions, are contractually limited to 1.55% for Class I, 2.30% for Class C, 1.30% for Class Z and 1.55% for Class A. The ratios in these financial highlights reflect the limitation, including the dividends on short positions.
(f)	Prior disclosures were reclassified to be consistent with current presentation.
(g)	The ratio of expenses to average net assets before expense limitation and transfer agent earnings credit including legal expenses related to a tax matter were 1.43%, 2.54%, 11.38% and 5.60% for Class I, C, Z and A, respectively. See Note 6.
(h)	The ratio of expenses to average net assets before expense limitation and transfer agent earnings credit including a potential Internal Revenue Code section 860 deficiency dividend expense were 1.81%, 2.91%, 11.66% and 4.35% for Class I, C, Z and A, respectively.

The accompanying notes are an integral part of the financial statements.

64 Financial Highlights

								Ratio of net investment
				Ratio of expenses to average net assets(a)				income to average net assets(a)
				Before		After		Before		After
				expense		expense		expense		expense
				limitation/		limitation/		limitation/		limitation/
distributions				recoupment		recoupment		recoupment		recoupment
Total			Net assets,	and transfer		and transfer		and transfer		and transfer
dividends	Net asset		end of	agent		agent		agent		agent	Portfolio
and	value, end	Total	period (in	earnings		earnings		earnings		earnings	turnover
distributions	of period	return*	thousands)	credit		credit		credit		credit	rate(b)

(0.62)	11.25	(10.18)%	863	3.75%		1.46	%(c)	(1.44)%		0.85%	184.47%
(2.27)	13.15	12.51%	294	7.12%		1.49	%(c)	(5.85)%		(0.22)%	150.42%

-	13.80	0.51%	15	42.18%		1.47	%(c)	(40.01)%		0.69%	159.55%

(0.77)	13.76	(25.43)%	93,243	1.47%		1.47	%(c)	0.78%		0.78%	174.59%
(0.47)	19.26	15.05%	238,943	1.46%		1.46	%(c)	0.39%		0.39%	105.00%
-	17.19	7.50%	168,522	1.45	%(f)	1.45	%(c)	0.18	%(f)	0.18%	94.62%
(0.50)	15.99	18.69%	53,158	1.58%		1.58%		(0.53)%		(0.53)%	112.06%
(0.16)	13.92	17.42%	24,480	2.15%		1.74%		(1.03)%		(0.62)%	148.32%

(0.74)	13.13	(26.09)%	27,148	2.31%		2.31	%(c)	(0.01)%		(0.01)%	174.59%
(0.43)	18.54	14.05%	43,986	2.33%		2.32	%(c)	(0.48)%		(0.47)%	105.00%
-	16.67	6.65%	26,763	2.30	%(f)	2.30	%(c)	(0.78	)%(f)	(0.78)%	94.62%
(0.50)	15.63	17.68%	13,925	2.37%		2.32%		(1.35)%		(1.31)%	112.06%
(0.16)	13.73	16.61%	3,716	3.70%		2.49%		(2.57)%		(1.35)%	148.32%

(0.74)	13.81	(25.45)%	540	2.37%		1.44	%(c)	0.16%		1.09%	174.59%
(0.50)	19.30	14.81%	447	1.25%		1.25	%(c)	0.55%		0.55%	105.00%
-	17.29	7.73%	3,306	1.17	%(f)	1.17	%(c)	0.61	%(f)	0.61%	94.62%
(0.50)	16.05	18.96%	140	3.07%		1.33%		(2.07)%		(0.33)%	112.06%

-	13.94	(0.36)%	32	1.98%		1.76%		(0.50)%		(0.28)%	148.32%

(0.76)	13.69	(25.61)%	4,859	1.72%		1.72	%(c)	0.63%		0.63%	174.59%
(0.49)	19.20	14.94%	6,481	1.68%		1.67	%(c)	0.27%		0.26%	105.00%

-	17.18	(1.94)%	821	2.51%		1.54	%(c)	(0.01)%		0.96%	94.62%

Financial Highlights 65

Notes to Financial Statements
September 30, 2008

1. Organization

The ICON Bond Fund (“Bond Fund”), ICON Core Equity Fund (“Core Equity Fund”), ICON Equity Income Fund (“Equity Income Fund”), ICON Income Opportunity Fund (“Income Opportunity Fund”) and ICON Long/Short Fund (“Long/Short Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund offers four classes of shares, Class I, Class C, Class Z and Class A with the exception of Bond Fund, which offers three classes of shares, Class I, Class C and Class Z. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently 12 other active funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is maximum total return. The investment objective of the Core Equity Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Income Opportunity Fund is modest capital appreciation and to maximize realized gains. The investment objective of the Long/Short Fund is capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Additionally, the Bond Fund may invest in medium-and lower-quality debt securities. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. The Income Opportunity Fund invests in call options; call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. The Long/Short Fund engages in short selling; there are risks associated with selling short, including the risk that

66 Notes to Financial Statements

the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued as of the closing price at the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern time)

Notes to Financial Statements 67

Notes to Financial Statements (continued)

each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are generally valued at 4:15 p.m. Eastern time each day the NYSE is open.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation quote is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

68 Notes to Financial Statements

New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period. Management intends to adopt SFAS 157 during the fiscal year ending September 30, 2009, as required.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management intends to adopt SFAS 161 during the fiscal year ending September 30, 2009.

Repurchase Agreements

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds’ custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to purchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the year ended September 30, 2008.

Notes to Financial Statements 69

Notes to Financial Statements (continued)

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

These contracts are marked-to-market daily. The related appreciation or depreciation of the contract is presented on the Statement of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included on the Statement of Operations. The Funds did not enter into any forward foreign currency contracts during the year ended September 30, 2008.

Futures Contracts

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent

70 Notes to Financial Statements

payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts during the year ended September 30, 2008.

Options Transactions

The Income Opportunity Fund writes (sells) call options as part of its normal investment activities. Each Fund may write (sell) put and call options on individual securities and on securities indexes.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises

Notes to Financial Statements 71

Notes to Financial Statements (continued)

a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index. Written and purchased options are non-income producing securities.

The Income Opportunity Fund’s written options are collateralized by cash and/or securities held with the Fund’s prime broker and in a segregated account at the Fund’s custodian. Such collateral for the Fund is restricted from use. The cash collateral or borrowings from the prime broker are included on the Statement of Assets and Liabilities. The securities pledged as collateral are included on the Schedule of Investments.

As of September 30, 2008, the Equity Income Fund and the Income Opportunity Fund engaged in options transactions which are included on each Fund’s Schedule of Investments.

Short Sales

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash and/or securities held with the Fund’s prime broker and in a segregated account at the Fund’s custodian. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is restricted from use. The cash collateral that is restricted from use is included on the Statement of Assets and Liabilities as “Deposits for short sales.” The securities pledged as collateral that are restricted from use are included on the Schedule of Investments. Dividends received on short sales are treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short may exceed the liabilities recorded on the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund’s prime broker. As of September 30, 2008, the Long/Short Fund engaged in short selling. The short positions are included in the Schedule of Securities Sold Short on the Schedule of Investments.

72 Notes to Financial Statements

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to non-affiliated qualified parties. The Funds seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are on loan; however, the Funds may attempt to call back the loan and vote the proxy.

All loans will be continuously secured by collateral which consists of cash. Brown Brothers Harriman (the “Lending Agent”) may invest the cash collateral in the Securities Lending Investment Fund of Brown Brothers Harriman Trust, which complies with Rule 2a-7 of the 1940 Act relating to money market funds.

The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments. The lending fees received and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

As of September 30, 2008, the following Funds had securities with the following values on loans:

	Value of	Value of
Fund	Loaned Securities	Collateral

ICON Bond Fund	$725,305	$767,228
ICON Core Equity Fund	39,582,180	39,009,165
ICON Income Opportunity Fund	18,389,492	18,003,885
ICON Long/Short Fund	18,414,932	18,113,649

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2008.

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Notes to Financial Statements 73

Notes to Financial Statements (continued)

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund and the Income Opportunity Fund distribute net investment income, if any, to shareholders quarterly. Other Funds distribute income, if any, annually. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds did not record any liabilities for unrecognized tax benefits in connection with the adoption of FIN 48. At September 30, 2008, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2005-2007, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

74 Notes to Financial Statements

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Income and Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

3. Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily nets assets of the Bond Fund, 0.75% of average daily net assets of the Core Equity, Equity Income and Income Opportunity Funds, and 0.85% of average daily net assets of the Long/Short Fund.

ICON has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds’ operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

Fund	Class I	Class C	Class Z	Class A

ICON Bond Fund	1.00%	1.60%	0.75%	N/A
ICON Equity Income Fund	1.45%	2.20%	1.20%	1.45%
ICON Income Opportunity Fund	1.45%	2.20%	1.20%	1.45%
ICON Long/Short Fund	1.55%	2.30%	1.25%	1.55%

The Funds’ expense limitation will continue in effect until at least January 31, 2019.

Notes to Financial Statements 75

Notes to Financial Statements (continued)

To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2008 the following amounts were still available for recoupment by ICON based upon their potential expiration dates:

Fund	2009	2010	2011

ICON Bond Fund	$102,270	$101,907	$110,767
ICON Equity Income Fund	6,068	13,070	25,398
ICON Income Opportunity Fund	14,230	20,262	27,551
ICON Long/Short Fund	-	-	4,673

Accounting, Custody and Transfer Agent Fees

Citi Fund Services Ohio, Inc. (“Citi”) is the fund accounting agent for the Funds. For its services, the Trust pays Citi 0.03% on the first $1.75 billion of net assets, 0.0175% on net assets over $1.75 billion and up to $5 billion, and 0.01% on net assets in excess of $5 billion.

Brown Brothers Harriman (“BBH”) is the custodian of the Trust’s investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

Transfer agent earnings credits are credits received for interest which results from overnight balances used by the transfer agent, BFDS, for clearing shareholder transactions. During the year ended September 30, 2008, the Funds received transfer agent earnings credits which are included on the Statement of Operations.

Administrative Services

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust’s business

76 Notes to Financial Statements

and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. During the year ended September 30, 2008, the Funds’ payment for administrative services to ICON is included on the Statement of Operations. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

ICON has entered into a sub-administration agreement with Citi pursuant to which Citi assists ICON with the administration and business affairs of the Trust. For its services, ICON pays Citi at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Bond Fund Class C shareholders pay an annual 12b-1 and service fee of 0.85% of average daily net assets and Class I shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual 12b-1 and service fee of 1.00% of average daily net assets for Class C shares and an annual 12b-1 and service fee of 0.25% of average daily net assets for Class I shares and Class A shares. The total amount paid under the 12b-1 plans by the Funds is shown on the Statement of Operations.

Related Parties

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 90% by the Funds and 10% by the Adviser. For the year ended September 30, 2008, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations. Subsequent to September 30, 2008, the CCO’s salary will be paid 100% by the Funds.

Notes to Financial Statements 77

Notes to Financial Statements (continued)

Some of the 12b-1 amounts received by IDI, discussed in the Distribution Fees section above, have been used to offset various shareholder servicing costs incurred by ICON. For the year ended September 30, 2008, this amount was $175,621.

4. Line of Credit

The Funds have entered into Lines of Credit agreements with BBH and the prime broker. At BBH, the maximum borrowing is limited to the lesser of $50 million or 25% of the net asset value in the Fund subject to a maximum borrowing limit by the Trust of $150 million. Effective January 30, 2008, interest on domestic borrowings with BBH is charged at LIBOR plus 1.50%, which was 5.43% at September 30, 2008. Prior to January 30, 2008, interest on domestic borrowings was charged at LIBOR plus 2.00%. Interest on domestic borrowings with the prime broker is charged at the Fed Funds rate plus 50 basis points, which was 2.50% at September 30, 2008. The average interest rate charged for the year ended September 30, 2008, was 4.03%.

Average Borrowing
Fund	(10/1/07-9/30/08)

ICON Bond Fund	$1,065,826
ICON Core Equity Fund	563,604
ICON Equity Income Fund	224,327
ICON Income Opportunity Fund	743,688
ICON Long/Short Fund**	992,214

**Fund had outstanding borrowings as of September 30, 2008.

Average borrowing is calculated using only the days there was a borrowing. It is not an annualized number.

5. Options Contracts Written

The number of option contracts written and the premiums received by the Income Opportunity Fund during the year ended September 30, 2008, were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding, beginning of year	527	$2,000,804
Options written during year	28,189	109,859,216
Options expired during year	-	-
Options closed during year	(27,956)	(107,302,566)
Options exercised during year	-	-

Options outstanding, end of year	760	$4,557,454

78 Notes to Financial Statements

6. Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted represent net capital loss carryforwards as of September 30, 2008 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. During the year ended September 30, 2008 the ICON Bond Fund utilized capital loss carryforwards in the amount of $1,011,657.

For the year ended September 30, 2008 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires

ICON Bond Fund	$442,729	2015
ICON Core Equity Fund	1,364,078	2016
ICON Equity Income Fund	77,639	2016
ICON Income Opportunity Fund	260,291	2016

For the year ended September 30, 2008 the Funds will elect to defer post October losses:

Post
October
Fund	Losses

ICON Bond Fund	$500,650
ICON Core Equity Fund	12,826,769
ICON Equity Income Fund	8,840,408
ICON Income Opportunity Fund	5,979,260
ICON Long/Short Fund	31,450,976

Notes to Financial Statements 79

Notes to Financial Statements (continued)

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2008, were as follows:

	Distributions paid from			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid

ICON Bond Fund	$5,417,996	$-	$5,417,996	$5,417,996
ICON Core Equity Fund	8,394,127	6,683,706	15,077,833	15,077,833
ICON Equity Income Fund	8,635,510	6,462,123	15,097,633	15,097,633
ICON Income Opportunity Fund	3,751,879	-	3,751,879	3,751,879
ICON Long/Short Fund	5,569,851	6,340,691	11,910,542	11,910,542

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2007, were as follows:

	Distributions paid from			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid

ICON Bond Fund	$4,558,618	$-	$4,558,618	$4,558,618
ICON Core Equity Fund	282,034	14,661,168	14,943,202	14,943,202
ICON Equity Income Fund	3,096,011	6,054,545	9,150,556	9,150,556
ICON Income Opportunity Fund	10,910,557	-	10,910,557	10,910,557
ICON Long/Short Fund	414,269	5,441,646	5,855,915	5,855,915

As of September 30, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Net Long-	Accumulated	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Term Gains	Earnings	Payable*	Other Losses	(Depreciation)**	(Deficit)

ICON Bond Fund	$-	$-	$-	$(355,126)	$(943,379)	$(6,353,361)	$(7,651,866)
ICON Core Equity Fund	-	-	-	-	(14,190,847)	(5,432,953)	(19,623,800)
ICON Equity Income Fund	948,243	-	948,243	(991,249)	(8,918,047)	(1,038,361)	(9,999,414)
ICON Income Opportunity Fund	-	-	-	(278,360)	(6,239,551)	(4,149,788)	(10,667,699)
ICON Long/Short Fund	239,054	-	239,054	-	(31,450,976)	(7,031,013)	(38,242,935)

*	Differences between the financial statement distribution payable and the tax basis distribution payable are a result of accrual based accounting and cash basis accounting used for federal tax reporting purposes.

**	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales and recognition of tax unrealized appreciation/ (depreciation) of passive foreign investment companies.

80 Notes to Financial Statements

As of September 30, 2008, book cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

		Unrealized	Unrealized	Net Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

ICON Bond Fund	$106,272,542	$115,233	$(6,468,594)	$(6,353,361)
ICON Core Equity Fund	181,125,853	6,685,754	(12,118,707)	(5,432,953)
ICON Equity Income Fund	102,100,609	4,843,031	(5,881,392)	(1,038,361)
ICON Income Opportunity Fund	110,886,043	3,811,100	(7,916,542)	(4,105,442)
ICON Long/Short Fund	152,473,908	5,903,082	(13,992,312)	(8,089,230)

The Equity Income Fund incurred $235,145 in legal expenses as a result of consultations on a tax matter that will be fully reimbursed by Citi, the sub-administrator. The remaining legal expenses payable and offsetting indemnification receivable have been included on the Statement of Assets and Liabilities. The related legal expenses and the offsetting reimbursement have been included on the Statement of Operations.

Notes to Financial Statements 81

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of the ICON Diversified Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, short securities and written call options, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Bond Fund, ICON Core Equity Fund, ICON Equity Income Fund, ICON Income Opportunity Fund and ICON Long/Short Fund (five of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2008, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 19, 2008

82 Report of Accounting Firm

Six Month Hypothetical Expense Example
September 30, 2008 (unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/08-9/30/08).

Actual Expenses

The first set of lines in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines in the table for each Fund provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

Expense Example 83

ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense Ratio
	4/1/08	9/30/08	4/1/08-9/30/08*	4/1/08-9/30/08

ICON Bond Fund
Class I
Actual Expenses	$1,000.00	$950.40	$4.88	1.00%
Hypothetical Example (5% return before expenses)	1,000.00	1,020.00	5.05
Class C
Actual Expenses	1,000.00	947.70	7.79	1.60%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.00	8.07
Class Z
Actual Expenses	1,000.00	952.10	3.61	0.74%
Hypothetical Example (5% return before expenses)	1,000.00	1,021.30	3.74
ICON Core Equity Fund
Class I
Actual Expenses	1,000.00	852.80	5.70	1.23%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.85	6.21
Class C
Actual Expenses	1,000.00	849.70	9.20	1.99%
Hypothetical Example (5% return before expenses)	1,000.00	1,015.05	10.02
Class Z
Actual Expenses	1,000.00	854.10	4.13	0.89%
Hypothetical Example (5% return before expenses)	1,000.00	1,020.55	4.50
Class A
Actual Expenses	1,000.00	849.10	8.18	1.77%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.15	8.92

84 Expense Example

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense Ratio
	4/1/08	9/30/08	4/1/08-9/30/08*	4/1/08-9/30/08

ICON Equity Income Fund
Class I
Actual Expenses	$1,000.00	$929.40	$5.74	1.19%
Hypothetical Example (5% return before expenses)	1,000.00	1,019.05	6.01
Class C
Actual Expenses	1,000.00	924.40	10.58	2.20%
Hypothetical Example (5% return before expenses)	1,000.00	1,014.00	11.08
Class Z
Actual Expenses	1,000.00	928.70	5.79	1.20%
Hypothetical Example (5% return before expenses)	1,000.00	1,019.00	6.06
Class A
Actual Expenses	1,000.00	927.80	6.84	1.42%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.90	7.16
ICON Income Opportunity Fund
Class I
Actual Expenses	1,000.00	942.70	5.68	1.17%
Hypothetical Example (5% return before expenses)	1,000.00	1,019.15	5.91
Class C
Actual Expenses	1,000.00	937.90	10.71	2.21%
Hypothetical Example (5% return before expenses)	1,000.00	1,013.95	11.13
Class Z
Actual Expenses	1,000.00	941.90	5.87	1.21%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.95	6.11
Class A
Actual Expenses	1,000.00	941.30	7.04	1.45%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.75	7.31
ICON Long/Short Fund
Class I
Actual Expenses	1,000.00	863.20	6.94	1.49%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.55	7.52
Class C
Actual Expenses	1,000.00	858.70	10.73	2.31%
Hypothetical Example (5% return before expenses)	1,000.00	1,013.45	11.63

Expense Example 85

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense Ratio
	4/1/08	9/30/08	4/1/08-9/30/08*	4/1/08-9/30/08

Class Z
Actual Expenses	$1,000.00	$863.10	$6.80	1.46%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.70	7.36
Class A
Actual Expenses	1,000.00	862.10	8.05	1.73%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.35	8.72

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

86 Expense Example

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees (“Board”) consists of five Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 57. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and served as the Chief Investment Officer (1991 to 2005) of ICON Advisers, Inc. (“ICON Advisers”), the Funds’ Investment Adviser. Dr. Callahan is also President (1998 to 2005); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. (“IDI”), the Funds’ Distributor, and is President and Director of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the President (1998 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 58. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present); General Partner of Chamois Partners, LP, a venture capital company (2004 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to 2002 and 2003 to present); Delta Dental of California, an insurance company (2006 to present); and Delta Reinsurance Corporation (2000 to 2002 and 2003 to present).

John C. Pomeroy, Jr., 61. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

Trustees and Officers 87

Gregory Kellam Scott, 60. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott currently is employed as Assistant to the President for Diversity and Community Relations of Ivy Tech Community College (April 2008 to present). Prior to his current employment, he served as Executive Director of the Indiana Civil Rights Commission (2005 to 2008) and is a member of the U.S. State Department’s Advisory Committee on the African Judiciary (2006 to present). Mr. Scott was Senior Vice President - Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company, LLC, a nuclear clean-up and environmental remediation company (2000 to 2002). He served as a Justice on the Colorado Supreme Court (1993 to 2000). From 1980 until 1993, he was a member of the faculty of the University Of Denver College Of Law.

R. Michael Sentel, 60. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 57. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers’ President (1998 to present) and served as the Chief Investment Officer (1991 to 2005). Dr. Callahan is also President (1998 to 2005), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI, and is President and Director of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan is also the President (1998 to present) of IM&R.

Erik L. Jonson, 58. Mr. Jonson has been a Vice President and Principal Financial Officer/Treasurer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).

88 Trustees and Officers

Jessica Seidlitz, 30. Ms. Seidlitz serves as Assistant Treasurer of the Funds (2007 to present). She also serves as Mutual Fund Controller of ICON Advisers, Inc. (2005 to present). Previously, she was a Senior Associate/Associate at PricewaterhouseCoopers LLP, (2001 to 2004).

Donald Salcito, 55. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers, Inc.; Director of ICON Management & Research (2005 to present); Executive Vice President, Secretary, General Counsel, for IDI (2005 to present); Chief Compliance Officer of IDI (2005 to 2007); Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to present). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000 to 2005).

Carrie M. Schoffman, 35. Ms. Schoffman served as Assistant Vice President and Chief Compliance Officer of the Funds (2004 to September 21, 2008). She serves as Vice President and Chief Compliance Officer of ICON Advisers, Inc. (2004 to present) and Chief Operating Officer (2008 to present). Previously she was a staff accountant with the U.S. Securities and Exchange Commission (2003 to 2004). She also was a Manager (2001 to 2003) and Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

Brian Harding, 29. Mr. Harding serves as Chief Compliance Officer of the Funds (September 22, 2008 to present). Previously he was a Manager (2007 to 2008) and Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

Stephen Abrams, 45. Mr. Abrams serves as Anti-Money Laundering Officer of the Funds (2005 to present). Mr. Abrams is also Vice President and Associate General Counsel of ICON Advisers, Inc. (2005 to present). Mr. Abrams also serves as the Chief Compliance Officer of IDI (2007 to present). Previously he was a Partner (2004 to 2005) and Associate (2000 to 2004) at Perkins Coie, LLP.

Trustees and Officers 89

Other Information (unaudited)

Renewal of Investment Advisory Agreements

In determining to renew the investment advisory agreements between the ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Income Opportunity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to other funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 11, 2008, the Board of Trustees, including the four Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2008.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with

90 Other Information

the Funds’ brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

The Board of Trustees noted that the market value of domestic and international securities have dropped dramatically during the past year as a result of numerous crises in the financial, credit and commodities markets. The Board also noted that the performance of essentially all Funds has been negative, declining along with the markets in general. In light of such, the Board considered ICON’s investment methodology and whether the ICON’s methodology or system is appropriate. It was noted that ICON’s investment approach is not designed to fit into a box defined by “value,” “growth,” and “large, mid or small cap” stock categories. On the other hand, it was noted that the approach is most similar to “value investing.” In this regard it was noted that performance of value investing in general has been negative and that ICON’s performance is in line with the group. Performance in the current period was compared to prior periods where the Funds confronted significant market declines and volatility - including an assessment of financial, geopolitical and psychological reasons for the market behavior; and it was compared to periods when those factors were not prevalent. After consideration of this information the Board concluded that ICON’s investment methodology or system is appropriate for the Funds in the long-term. In light of such, the Board asked and ICON confirmed that it does not change its system in response to current issues and that it will follow its stated investment style, using a disciplined approach to managing the Funds’ portfolios.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds and markets in general;

B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

Other Information 91

C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees; and

D. The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates.

The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. It was noted that most of the Funds have had net redemptions and that aggregate assets covered by the Advisory Agreements have declined significantly. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper Analytical Services concerning funds of

92 Other Information

similar size and funds of larger size, as well as data concerning ICON’s other clients and noted:

A. The advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B. That contractual advisory fees of the Sector Funds were higher than fees for similar funds; but that the Sector Funds’ expense ratios were competitive and in most instances lower than those of similarly managed Funds;

C. That contractual advisory fees for the International Funds were above the average fees for similar funds; and that the Funds’ expense ratios were competitive in light of their size;

D. That ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

E. That the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

F. That, the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; and to the extent such fees of those accounts are lower, the reasons are that such accounts are less costly for ICON to manage; and

G. That ICON has contractually committed to breakpoints in its fees so that economies of scale could be realized as a Fund grows in assets for the benefit of Fund shareholders.

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted:

A. That ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; that services provided by ICON and its affiliates to the Funds are satisfactory, and that profits derived from providing the services are competitive and reasonable; and

B. That ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality to which it provides advisory services; and that the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Other Information 93

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, the services to be performed under the agreements were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2008, qualifies for the corporate dividends received deduction for the following Funds:

Dividends
Received
Fund	Deduction

ICON Core Equity Fund	23.10%
ICON Equity Income Fund	45.42%
ICON Income Opportunity Fund	17.91%
ICON Long/Short Fund	66.03%

For the fiscal year ended September 30, 2008, the following Funds paid qualified dividend income:

Fund	Amount

ICON Core Equity Fund	26.54%
ICON Equity Income Fund	49.50%
ICON Income Opportunity Fund	19.16%
ICON Long/Short Fund	89.78%

The Funds designate the following amounts as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

ICON Core Equity Fund	$6,683,893
ICON Equity Income Fund	6,462,123
ICON Long/Short Fund	6,362,889

94 Other Information

Portfolio Holdings

A list of each ICON Fund’s Top 10 holdings is available at www.iconfunds.com on or about 15 days following each month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the SEC’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

Other Information 95

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

2008 Annual Report
ICON International Funds
Investment Update

ICON Asia-Pacific Region Fund
ICON Europe Fund
ICON International Equity Fund

1-800-764-0442 ï www.iconfunds.com

AR-INTL-D, K95865

About This Report

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions, and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2008, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2008 are included in each Fund’s Schedule of Investments.

While ICON’s quantitative investment methodology primarily considers company-specific factors beyond financial data, various company factors may impact a stock’s performance, and therefore, Fund performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign

2 About This Report

countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

According to ICON, value investing is an analytical, quantitative approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates; the risks noted in this report and other factors beyond the control of our investment team. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

About This Report 3

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging a Fund’s performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The total return figures for the Morgan Stanley Capital International (“MSCI”) indexes assume change in security prices and the deduction of local taxes. The Funds’ portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

•	The unmanaged MSCI All Country Pacific Index comprises stocks traded in the developed and emerging markets of the Pacific Basin (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

•	The unmanaged MSCI Europe Index comprises approximately 600 stocks traded in developed markets from 15 European countries. The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

•	The MSCI All Country World Index ex-United States (“ACWI ex-U.S.”) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

Index returns and statistical data included in this Report are provided by Bloomberg and FactSet Research Systems.

4 About This Report

Message From ICON Funds

Dear ICON Shareholder:

Because of the discipline inherent in the ICON system, I never expected to write a letter to shareholders explaining the type of negative returns we and much of our industry have posted over the last fiscal year. Using our valuation methodology, we buy stocks we believe are on sale and we do not chase what we think are over-priced, hot trends. We screen for quality, favoring well-managed companies with healthy cash positions and lower than average debt levels. We do not underwrite or insure mortgage-backed securities. Although we have owned government agency bonds, ICON resisted the subprime mortgage-backed securities frenzy. We attempt to distance ourselves from Wall Street as we do not take any brokerage “buy, sell or hold” recommendations and we have not purchased IPOs. September 2008 was a particularly harsh month for financial stocks. In response to questions from financial advisers, we wrote the following regarding our Core Equity and Financials sector fund: “it is noteworthy that neither fund owned the following stocks as of 8/31/08; Fannie Mae, Freddie Mac, Merrill Lynch, Lehman Brothers, Washington Mutual or AIG.” We sold another headliner, Bear Stearns, in early July 2007 in the $139 per share range. Although ICON’s disciplined, value-based methodology allowed us to stay clear of these and similar problematic securities, our portfolios were dragged down by the recent financial crisis nevertheless.

We have analyzed past market peaks in an effort to identify indicators that forecast a subsequent bear market. The only recurring behavior we have identified involves valuation; that is, we discovered that stocks are priced much higher than our estimation of their intrinsic value at a typical peak. For example, stocks were significantly overpriced according to our system prior to the crash of October 1987. More recently, prices of technology and telecommunication issues were way above our estimate of intrinsic value just before their severe decline in 2000. Based on our estimation of intrinsic value, however, stocks were not overpriced in late 2007. Therefore, we had no indication of a potential severe market drop. The market behaved like quick sand, with stocks dropping in reaction to news events, even though they were not overpriced under our methodology. We take little solace in the fact that we were not alone, and that few advisers could have anticipated the panic selling that dragged the market lower as fiscal year 2008 came to a close. The damage was so widespread that investors had no place to hide in September, except in cash, which was also subject to its own risks and limitations.

If you have followed the behavior of the ICON system over the last two decades you have noticed a pattern. When stock prices dropped quickly and

Message From ICON Funds 5

were significantly below our estimate of intrinsic value, we held and even rotated into attractive industries in an effort to capture the emerging leadership. With each sudden market decline, we stated that the price drop was created by investors overreacting, and, further that we expected prices to move higher and catch up to value. For two decades our decision to remain invested in anticipation of price catching up to value has been effective and critical to our success. As we entered the fiscal year, we saw no reason to change our strategy or behavior.

In late 2007, stock prices dropped in reaction to the initial problems regarding the subprime mortgage situation. We checked all inputs to our valuation equation, such as earnings estimates and risk, and they were steady. With stocks priced below our estimate of intrinsic value, we believed investors (and, accordingly, the market) had over-reacted. In response to further developments, stock prices dropped again in January and yet again in March. With each drop, stocks continued to look cheap and inputs to our valuation equation remained steady. Each dip this fiscal year looked like an overreaction to the data available at the time, just like the sudden dips we’d seen on several occasions over the last two decades. We stuck to our system in what proved to be an unprecedented setting.

The dictates of the ICON system are pretty simple. First, when stocks are cheap, the ICON system focuses on value - not news events - and directs us to remain invested. Second, when stocks are expensive, the system favors cash. Third, the system attempts to capture industry leadership that typically lasts one to two years. By sticking rigidly to its discipline, we believe the ICON system can handle most market situations through time. We believe also that the events of the last twelve months have been extraordinary - rare, unusual, and even unlikely to reoccur. The ICON system depends in no small part on the integrity of the market. While several parties share blame for this most recent economic crisis, the evident failure of many companies to properly disclose their financial condition caught ICON and most other investment professionals off-guard. Obviously, the ICON system did not handle the last 12-months well. Frankly, few systems did.

Current Situation and Outlook

The monetarist theory of economics believes that when the money supply grows it will stimulate the economy with about a six to nine month lag. When the money supply contracts, the monetarist theory believes that contraction will slow the economy by a similar lag. One way to measure the money supply is M1, which is defined to be currency plus demand deposits (checking accounts). When a bank makes a loan, a demand deposit is created, which, by definition, creates money. In August 2007 the Federal Reserve (“FED”) eased monetary policy and injected reserves into the

6 Message From ICON Funds

banking system. Such easing normally promotes banks to make loans which, in turn, creates M1 and stimulates the economy. Despite the continued monetary easing through late 2007 and early 2008, banks did not increase their lending, partly through caution but mostly because the illiquid mortgage-backed securities they held hurt their capital ratios.

The primary goal of the Troubled Asset Relief Program or “TARP” package is for the U.S. Treasury to buy those mortgage-backed securities. The banks will record a loss on the securities, as they should, but will immediately have cash and greatly improved capital ratios, which means they can make loans again. Through loans, M1 can grow and stimulate the economy. In separate actions, the FED announced that it will pump an additional $630 billion into the global financial system through what it calls currency swaps with foreign central banks. The FED also announced its intent to buy commercial paper in the short-term money market. Finally, the U.S. Treasury Department announced it will buy stock in banks to help their capital ratios.

Over the 19 week period from late May through early October, M1 grew 11.6%. That is not annualized. It is 11.6% in 19 weeks. That is a sensational pace and is evidence banks are lending. If the lending continues and M1 continues to grow, we believe it will stimulate the economy. Typical timing would suggest that the economy might hit a bottom winter or spring 2009.

The market place seems unable to understand monetary stimulation and policy, as distinguished from fiscal policy. Fiscal policy is more obvious as it targets a specific income level, segment of the economy or industry. People can understand it. A monetary stimulus, on the other hand, is vague, broad, intangible, but, in the view of monetarists, very powerful. A monetary stimulus is just slow. It may be a few months before a monetary stimulus takes effect and it works behind the scenes, so to speak.

We believe the monetary stimulus is underway and will result in an economic recovery in 2009. We also see many of the behaviors and data typical of market bottoms falling in place. After coming through the extraordinary events of the last 12-months, investors and money managers have to do an assessment. They have to decide if they should make adjustments and changes or whether the events of the last fiscal year were anomalous and unlikely to be repeated. While investors should consult with their financial advisers regarding their unique needs and goals, generally speaking I would encourage most investors to not make major adjustments. Too many times I have seen investors set investment policy by looking in the rear view mirror, especially regarding their allocation to equities. It is usually not productive to make major changes in response to extraordinary events like those of the past 12-months.

Message From ICON Funds 7

We expect that the financial system will emerge stronger and better than before. This was not the first unanticipated problem to hit our financial and banking system; nor will it be the last. The same problems generally do not recur, although new ones arise from time to time. We fix an existing problem and move on. And that’s exactly what the financial and banking system is doing in response to this most recent crisis.

At ICON we remain convinced that our calculation of intrinsic value is valid and that valuation, in combination with industry relative strength readings, can identify industry leadership for one to two year moves. We expect that investors will continue to demonstrate the kind of overreaction to events we have recognized and avoided in the past. We will try to capitalize on that overreaction by allowing our valuation methodology to guide our buying and selling. We take the same advice we pass on to our investors: we do not believe in making major changes to our investment game-plan by looking at a bad situation in the rear view mirror. We believe our system is well designed to handle most events. Changing the system in order to handle an extreme retroactive event would hinder our ability to address most everyday situations. And while the events of the last 12-months have been nothing shy of extraordinary, we believe much of the carnage has run its course. It is difficult to predict market bottoms, but as we say at ICON, rallies do not issue invitations. Therefore, we encourage you to ride out whatever remains of the storm with us and remain invested in order to participate in any ensuing rally.

Yours truly,

Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

8 Message From ICON Funds

Class S ICARX
Class I ICPIX
Class C ICPCX
Class Z ICPZX
Class A IPCAX

Management Overview
ICON Asia-Pacific Region Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Asia-Pacific Region Fund, Class S returned -41.26% for the fiscal year ended September 30, 2008, underperforming its benchmark, the MSCI All Country Pacific Index, which returned -32.39%. Class A shares of the Fund returned -41.53% (and -44.88% with maximum sales charge) during the same period. Since their inception dates, Class I, Class C and Class Z returned -31.17%, -31.46% and -30.95%, respectively. Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	In the 12-months ended September 30, 2008, the Asia-Pacific region underperformed the broad U.S. market. The region experienced its peak in late October 2007 and has since fallen off precipitously primarily due to the global credit crisis that began just prior to the summer of 2007. The last 12-months have been marked by short periods of sector leadership with sudden and dramatic shifts to new areas of leadership. Our investment strategy focuses on identifying one to two year trends of industry leadership. The period’s volatility and rapid changes in leadership proved challenging to our system.

Guided by ICON’s value and relative strength readings, the Fund shifted away from Singapore and Malaysia, as the Industrials and Financials sectors saw declines. We increased the Fund’s exposure to Japan and Australia as we identified Consumer Discretionary industries as attractive opportunities.

As a multi-cap manager, we do not consider investments based on market capitalization. However, our valuations resulted in a concentration in mid- to small-cap companies during the 12-month period. These allocations were overweight the predominantly large-cap benchmark, and the overweighting of small-cap stocks in particular hindered performance as they were the worst performing group over this period.

Q.	How did the Fund’s composition affect performance?

A.	From an industry perspective, Fund holdings that were concentrated in the defensive, non-cyclical part of the market, including an overweight in the integrated telecommunications services and health care distributors industries, contributed positively to relative performance. Additionally, overweights in the Consumer Discretionary industries home furnishing retail and housewares & specialties contributed positively. Underweights in the diversified real estate activities and steel industries also aided relative performance.

Management Overview 9

The US Dollar deteriorated in value relative to many of the region’s currencies, such as the Japanese Yen and Singapore Dollar, during the fiscal year before rebounding in late spring 2008. The Fund employed currency hedges to combat adverse currency moves, which contributed positively to the Fund’s performance.

Conversely, the Industrials sector was the largest detractor to performance during the period. The primary contributors to this sector’s underperformance were overweights in the marine and construction & farm machinery & heavy trucks industries.

From the country perspective, overweights in Thailand and Malaysia contributed positively to performance. The Fund’s overweight in Hong Kong and underweight in the outperforming country of Japan hindered relative performance.

Q.	What is your investment outlook for the Asia-Pacific equity market?

A.	Although the period was extremely volatile and the region underperformed, the Asia-Pacific region remains attractive. According to our calculations, we estimate that stocks in the region are trading with a 27% upside to fair value as of fiscal year end. We believe the defensive market theme that emerged in 2008 remains in place with sectors like Health Care and Leisure and Consumer Staples showing relative strength amidst the market turbulence.

With value as our core investment tenet, we also look to areas of the market that are trading at deep discounts for possible future leadership. While not showing much relative strength under our methodology, Energy and Materials are the two sectors showing the best value. Additionally, certain industries in the Information Technology and Consumer Discretionary sectors show potential upside.

From a country perspective, Japan, South Korea, and Australia are the most attractive and have warranted increased weightings. Most countries in the region, especially Hong Kong, China, and Taiwan, show significant value but lack the relative strength to warrant increased exposure at this time.

As 2008 comes to a close, we are doing what we have always done by continuing to seek out industries that trade at a discount to our estimation of fair value and show relative strength. By using value as a guide in our systematic and non-emotional discipline, we see numerous opportunities amidst the turbulence and volatility. We believe that it is nearly impossible to accurately time bottoms and that rallies do not offer invitations. With favorable valuations we remain fully invested and we will make adjustments as market conditions dictate.

10 Management Overview

ICON Asia–Pacific Region Fund
Country Composition
as of September 30, 2008

Japan	35.6%
Hong Kong	13.3%
South Korea	12.9%
Taiwan	11.0%
Australia	5.7%
China	4.1%
Singapore	3.7%
Cayman Islands	3.3%
Thailand	2.5%
Indonesia	1.9%
Bermuda	1.4%
Malaysia	1.1%
United States of America	0.4%

Percentages are based upon net assets.

ICON Asia–Pacific Region Fund
Sector Diversification
as of September 30, 2008

Information Technology	22.6%
Consumer Discretionary	21.0%
Financial	14.7%
Materials	12.6%
Leisure and Consumer Staples	7.6%
Industrials	5.8%
Energy	5.6%
Telecommunications & Utilities	4.4%
Health Care	2.6%

Percentages are based upon net assets.

ICON Asia–Pacific Region Fund
Industry Composition
as of September 30, 2008

Diversified Banks	13.4%
Automobile Manufacturers	9.2%
Computer Hardware	4.9%
Wireless Telecommunication Services	4.4%
Diversified Chemicals	3.7%
Semiconductors	3.4%
Home Entertainment Software	3.2%
Coal & Consumable Fuels	3.2%
Trading Companies & Distributors	3.0%
Agricultural Products	2.7%
Electronic Manufacturing Services	2.5%
Computer & Electronics Retail	2.4%
Diversified Metals & Mining	2.3%
IT Consulting & Other Services	2.0%
Apparel Accessories & Luxury Goods	2.0%
Fertilizers & Agricultural Chemicals	1.8%
Oil & Gas Equipment & Services	1.7%
Specialty Chemicals	1.7%
Application Software	1.6%
Internet Software & Services	1.5%
Packaged Foods & Meats	1.5%
Specialty Stores	1.5%
Steel	1.4%
Drug Retail	1.3%
Property & Casualty Insurance	1.3%
Home Furnishing Retail	1.3%
Commodity Chemicals	1.2%
Tires & Rubber	1.2%
Health Care Supplies	1.2%
Computer Storage & Peripherals	1.2%
Photographic Products	1.2%
Construction & Farm Machinery & Heavy Trucks	1.1%
Education Services	1.0%
Electronic Equipment Manufacturers	1.0%
General Merchandise Stores	0.9%
Leisure Products	0.9%
Pharmaceuticals	0.8%
Integrated Oil & Gas	0.7%
Apparel Retail	0.7%
Electronic Components	0.7%
Electrical Components & Equipment	0.6%
Office Electronics	0.6%
Research & Consulting Services	0.6%
Health Care Services	0.6%
Footwear	0.5%
Trucking	0.5%
Paper Products	0.5%
Home Improvement Retail	0.3%

Percentages are based upon net assets.

Management Overview 11

ICON Asia–Pacific Region Fund
Average Annual Total Return
as of September 30, 2008

						Gross	Net
	Inception				Since	Expense	Expense
	Date	1 Year	5 Years	10 Years	Inception	Ratio*	Ratio*
ICON Asia-Pacific Region Fund - Class S	2/25/97	-41.26%	7.92%	6.28%	0.98%	1.38%	1.38%

MSCI All Country Pacific Index		-32.39%	8.35%	7.08%	1.62%	N/A	N/A

ICON Asia-Pacific Region Fund - Class I	1/25/08	N/A	N/A	N/A	-31.17%	1.63%	1.63%

MSCI All Country Pacific Index		N/A	N/A	N/A	-23.88%	N/A	N/A

ICON Asia-Pacific Region Fund - Class C	1/25/08	N/A	N/A	N/A	-31.46%	2.38%	2.38%

MSCI All Country Pacific Index		N/A	N/A	N/A	-23.88%	N/A	N/A

ICON Asia-Pacific Region Fund - Class Z	1/25/08	N/A	N/A	N/A	-30.95%	1.38%	1.25%

MSCI All Country Pacific Index		N/A	N/A	N/A	-23.88%	N/A	N/A

ICON Asia-Pacific Region Fund - Class A	5/31/06	-41.53%	N/A	N/A	-8.61%	3.26%	1.85%

ICON Asia-Pacific Region Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-44.88%	N/A	N/A	-10.91%	3.26%	1.85%

MSCI All Country Pacific Index		-32.39%	N/A	N/A	-5.44%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain expenses on Class I, Class C, Class Z and Class A shares; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the January 28, 2008 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

12 Management Overview

ICON Asia–Pacific Region Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Funds’ Class S shares on the Class’ inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 13

ICON Asia-Pacific Region Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (96.9%)
804,895	Acer, Inc.	$1,370,925
107,000	Asahi Kasei Corp.	450,257
1,800	Baidu.com, Inc. - ADR(a)*	446,814
389,800	Bangkok Bank Public Co., Ltd.	1,192,116
4,550,000	Bank of China, Ltd. - Class H(b)	1,763,299
46,000	BHP Billiton, Ltd.	1,189,675
31,700	Cheil Industries, Inc.	1,392,704
2,162,000	China Agri-Industries Holdings, Ltd.(a)	1,132,999
1,135,000	China CITIC Bank Corp., Ltd. - Class H(b)	510,277
349,000	China Coal Energy Co. - Class H	368,974
3,018,000	China Construction Bank Corp. - Class H(b)	2,013,875
122,000	China Mobile, Ltd.	1,222,196
608,000	China Petroleum & Chemical Corp.	479,869
355,000	China Yurun Food Group, Ltd.(b)	462,928
2,363,000	CSE Global, Ltd.	1,414,485
14,100	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	355,961
23,000	Daiichi Sankyo Co., Ltd.	592,712
822,000	Daphne International Holdings, Ltd.	363,383
6,530	DC Chemical Co., Ltd.(b)	1,795,626
165,000	Denki Kagaku Kogyo Kabushiki Kaisha	434,143
36,700	Don Quijote Co., Ltd.(b)	656,505
17,500	Dongkuk Steel Mill Co., Ltd.	540,507
43,400	Energy Resources of Australia, Ltd.(b)	590,264
2,282,000	Global Bio-Chem Technology Group Co., Ltd.	738,120
62,100	Hankook Tire Co., Ltd.	871,464
99,000	High Tech Computer Corp.	1,537,083
28,000	Hitachi Transport System, Ltd.	353,194
481,410	Hon Hai Precision Industry Co., Ltd.	1,724,800
61,200	Honda Motor Co., Ltd.	1,856,627
19,700	Hyundai Motor Co., Ltd.(b)	1,232,967
70,000	Incitec Pivot, Ltd.*	294,197
276,000	Indo Tambangraya Megah PT	636,465
1,964,000	Industrial & Commercial Bank of China, Ltd. - Class H(b)	1,187,071
37,700	JB Hi-Fi, Ltd.(b)	372,738
13,100	JFE Holdings, Inc.	406,369
90	KDDI Corp.	509,892
133,000	Kingboard Chemical Holdings, Ltd.	454,141
2,008,100	KNM Group Bhd.	744,563
27,700	Kobayashi Pharmaceutical Co., Ltd.	846,517

14 Schedule of Investments

Shares or Principal Amount		Value

7,600	Komeri Co., Ltd.	$215,480
399,000	KS Energy Services, Ltd.(b)	415,612
78,540	Largan Precision Co., Ltd.	824,085
9,400	LDK Solar Co., Ltd. - ADR(a)(b)*	282,188
339,000	Li Ning Co., Ltd.(b)	594,741
33,860	LIG Insurance Co., Ltd.*	681,802
48,300	Matsumotokiyoshi Holdings Co., Ltd.	924,413
15,400	Meitec Corp.	412,564
34,100	Meritz Fire & Marine Insurance Co., Ltd.	240,769
58,700	Mitsubishi Corp.	1,224,663
55,000	Mitsubishi UFJ Financial Group, Inc.	479,681
68,450	Mitsui & Co., Ltd.	849,880
17,400	National Australia Bank, Ltd.	351,064
112,000	NEC Corp.	478,769
2,500	Nintendo Co., Ltd.	1,060,584
86,000	Nissan Chemical Industries, Ltd.	789,809
15,500	Nitori Co., Ltd.	921,053
327	NTT DoCoMo, Inc.	523,502
236,000	PaperlinX, Ltd.*	326,271
11,900	Point, Inc.(b)	455,666
95,000	Primary Health Care, Ltd.	395,803
683,000	PT Tambang Batubara Bukit Asam Tbk	669,831
1,449,000	Raffles Education Corp., Ltd.	730,356
30,000	Ricoh Co., Ltd.	421,888
6,700	Rio Tinto, Ltd.	451,319
3,458,000	Sa Sa International Holdings, Ltd.	1,030,306
3,300	Samsung Electronics Co., Ltd.	1,512,426
15,700	Samsung Heavy Industries Co., Ltd.(b)	418,103
89,000	Shimadzu Corp.	721,293
14,600	Shin-Etsu Chemical Co., Ltd.	694,338
251,900	Simplo Technology Co., Ltd.	830,476
17,900	SINA Corp.(a)*	630,080
1,904,000	Sinofert Holdings, Ltd.	959,859
20,000	Square Enix Co., Ltd.	584,987
108,000	Sumitomo Bakelite Co., Ltd.	461,942
244	Sumitomo Mitsui Financial Group, Inc.	1,530,014
561,361	Taiwan Mobile Co., Ltd.	900,069
320,900	Taiwan Semiconductor Manufacturing Co., Ltd.	538,327
1,016,000	Thai Union Frozen Products Public Co., Ltd.	591,742
56,000	The Sumitomo Trust & Banking Co., Ltd.	373,150
38,200	The9, Ltd. - ADR(a)(b)*	641,378
77,200	Toyota Motor Corp.	3,300,959
1,287	Works Applications Co., Ltd.	1,101,177
17,800	Yamada Denki Co., Ltd.	1,349,410
607,000	Zhuzhou CSR Times Electric Co., Ltd. - Class H	432,299

Total Common Stocks (Cost $85,441,725)		67,830,830

Schedule of Investments 15

Shares or Principal Amount		Value

Short-Term Investments (0.0%)
$537	Brown Brothers Harriman Time Deposit - Australian Dollar, 4.54%, 10/01/08# *	$537

Total Short-Term Investments (Cost $537)		537
Other Securities (15.0%)
10,509,338	Brown Brothers Harriman Securities Lending Investment Fund, 3.07%*	10,509,338

Total Other Securities (Cost $10,509,338)		10,509,338
Total Investments 111.9% (Cost $95,951,600)		78,340,705
Liabilities Less Other Assets (11.9%)		(8,361,070)

Net Assets 100.0%		$69,979,635

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2008.

*	All securities were fair valued (Note 2) as of September 30, 2008 unless noted with a *. Total value of securities fair valued was $64,528,100.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2008.

ADR	American Depositary Receipt

16 Schedule of Investments

ICON Asia-Pacific Region Fund

As of September 30, 2008, the Fund had the following forward currency contracts outstanding:

					Unrealized
		Delivery	Contract	Market	Appreciation/
	Currency	Date	Value	Value	(Depreciation)

Contracts to Sell:
(10,500,000,000)	Korean Won	04/02/09	$(8,649,094)	$(8,839,709)	$(190,615)
(8,700,000)	Malaysian Ringgit	01/30/09	(2,667,893)	(2,555,273)	112,620
(8,600,000)	Singapore Dollar	01/30/09	(6,314,707)	(6,025,346)	289,361
(396,000,000)	Taiwan Dollar	01/30/09	(12,963,205)	(12,330,378)	632,827

			$(30,594,899)	$(29,750,706)	$844,193

Contracts to Buy:
3,700,000	Malaysian Ringgit	01/30/09	$1,113,117	$1,086,726	$(26,391)
5,000,000	Malaysian Ringgit	01/30/09	1,468,860	1,468,548	(312)
1,200,000	Singapore Dollar	01/30/09	858,615	840,746	(17,869)
26,000,000	Taiwan Dollar	01/30/09	838,709	809,570	(29,139)

			$4,279,301	$4,205,590	$(73,711)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments 17

Class S ICSEX
Class I ICUIX
Class C ICUCX
Class Z ICUZX
Class A IERAX

Management Overview
ICON Europe Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Europe Fund, Class S returned -36.83% for the fiscal year ended September 30, 2008, underperforming the -30.50% return for the MSCI Europe Index. Class A shares of the Fund returned -37.17% (and -40.79% with maximum sales charge) over the same period. Since their inception dates, Class I, Class C and Class Z returned -26.41%, -26.74% and -26.07%, respectively. Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Europe’s economic situation deteriorated relative to other major global regions during the fiscal year. Economic growth slowed, unemployment rates increased, and inflationary pressures peaked higher.

The fiscal year opened with the European region priced at 16% below our calculation of intrinsic value. Early gains over the year were short-lived, as the global markets entered a highly turbulent and volatile environment. The subprime loan problems soon evolved into a broad financial credit crisis and its global effects were felt across the region. The Financials and Consumer Discretionary sectors suffered the largest losses, as investors expressed concern about the strength of the banking system and its resulting effect on consumers and their spending habits. Amidst record high crude oil and gold prices, the commodities markets and the related economic sectors of Energy and Materials showed relative strength up to July 2008. These sectors subsequently suffered sharp losses, however, as concerns about slowing global growth and decreased future demand crept into view.

Unsurprisingly, investors sought out the perceived safety of sectors that are viewed as historically defensive and less sensitive to economic cycles such as Health Care, Consumer Staples, and Utilities. While these groups fared better during this environment, they still posted losses on an absolute basis as the resulting bear market left participants with no place to hide. Amidst the market turmoil, the European Central Bank raised interest rates to combat rising inflation and the resulting corporate interest rates (used to calculate intrinsic value for our universe of stocks) remained at three year highs. Despite the higher interest rates, governments moved to enact legislation designed to increase liquidity and central bank lending as global commercial banks tightened their lending practices. We ended fiscal year 2008 with stock prices in the

18 Management Overview

European region showing on average a 50% upside to our estimate of intrinsic value, representing the best bargains across the globe.

Foreign Currency exchange rates oscillated dramatically over the last 12-months as well. The U.S. dollar weakened relative to most of the major European currencies during the early part of the year. The dollar reversed its anemic course late in the fiscal year, however, as investors flocked back to what some evidently perceived to be a safer currency amidst the global financial turmoil. This U.S. dollar rebound from July 2008 through the end of fiscal year 2008 hindered Fund returns and compounded the stock price declines experienced over this period.

Q.	How did the Fund’s composition affect performance?

A.	From an industry perspective, holdings that were concentrated in the defensive, non-cyclical part of the market contributed positively to relative performance. In the Health Care sector, life sciences tools & services contributed positively to relative performance. Similarly, in the Leisure and Consumer Staples sector, the food retail industry aided performance.

Fund returns also benefited from minimizing larger benchmark industry laggards. Underweights in the Information Technology sector’s communications equipment industry benefited the Fund’s returns. Likewise, the reduced exposure to the diversified capital markets industry within the Financials sector proved beneficial as well.

Conversely, the Fund’s exposure to the Materials sector detracted from performance. Specifically, the diversified metals & mining, fertilizers & agricultural chemicals, and construction materials industries hurt performance. Fund returns were also hurt by an underweighting of the integrated oil & gas and pharmaceuticals industries, which performed better than the benchmark.

Regarding country composition, an overweight in Switzerland helped performance, but the Fund’s overweight holdings in Germany and underweight holdings in the United Kingdom detracted from relative performance.

Q.	What is your investment outlook for the European equity market?

A.	Our analysis suggests that the fear and volatility that has gripped the global financial markets has created equity bargains for the European regions. As fiscal year 2008 ended, we estimated that fair value for European equities was 50% higher, on average, than where prices were currently trading. Under our methodology, this region has the best values relative to all other regions we track globally. Accordingly, we

Management Overview 19

remain optimistic and we see potential for considerable upside at these levels. We believe the defensive market theme that emerged in 2008 remains in place with sectors like Health Care and Leisure and Consumer Staples showing relative strength amidst the market turbulence.

With value as our core investment tenet, we also look to areas of the market that are trading at deep discounts for possible future leadership. While not showing much relative strength, the Energy and Materials sectors show the best value under our methodology. Additionally, the Financials sector is another area with industries that show some attractive upside at these current levels.

As our fiscal year comes to an end, we are doing what we have always done by continuing to seek out industries that trade at a discount to our estimation of fair value and show relative strength. By using value as a guide in our systematic and non-emotional discipline, we see numerous opportunities amidst the turbulence and volatility. We believe that it is nearly impossible to accurately time bottoms and that rallies do not offer invitations. With favorable valuations we remain fully invested and we will make adjustments as market conditions dictate.

ICON Europe Fund
Country Composition
as of September 30, 2008

Germany	22.4%
United Kingdom	21.6%
Switzerland	19.0%
France	12.1%
Netherlands	7.4%
Spain	5.1%
Sweden	3.7%
Turkey	2.7%
Italy	1.9%
Denmark	1.6%
Norway	0.8%
Greece	0.7%
Bermuda	0.5%
Ireland	0.5%
Austria	0.4%

Percentages are based upon net assets.

ICON Europe Fund
Sector Diversification
as of September 30, 2008

Financial	27.6%
Leisure and Consumer Staples	17.3%
Energy	14.4%
Health Care	12.5%
Industrials	9.4%
Materials	6.5%
Consumer Discretionary	5.6%
Information Technology	5.3%
Telecommunications & Utilities	1.8%

Percentages are based upon net assets.

20 Management Overview

ICON Europe Fund
Industry Composition
as of September 30, 2008

Diversified Banks	13.4%
Integrated Oil & Gas	11.5%
Multi-Line Insurance	7.8%
Packaged Foods & Meats	5.3%
Food Retail	4.9%
Apparel Accessories & Luxury Goods	4.6%
Pharmaceuticals	4.4%
Specialty Chemicals	2.9%
Distillers & Vintners	2.8%
Health Care Equipment	2.7%
Industrial Conglomerates	2.7%
Fertilizers & Agricultural Chemicals	2.5%
Heavy Electrical Equipment	2.4%
Oil & Gas Equipment & Services	2.4%
Diversified Capital Markets	2.3%
Diversified Metals & Mining	2.3%
Application Software	2.2%
Electrical Components & Equipment	2.2%
Reinsurance	2.1%
Systems Software	2.1%
Agricultural Products	1.7%
Health Care Distributors	1.2%
Other Diversified Financial Services	1.2%
Biotechnology	1.2%
Publishing	1.1%
Apparel Retail	1.0%
Communications Equipment	1.0%
Integrated Telecommunication Services	0.9%
Metal & Glass Containers	0.9%
Security & Alarm Services	0.9%
Personal Products	0.9%
Alternative Carriers	0.9%
Life & Health Insurance	0.8%
Human Resource & Employment Services	0.7%
Household Products	0.6%
Research & Consulting Services	0.5%
Oil & Gas Drilling	0.5%
Life Sciences Tools & Services	0.5%
Steel	0.4%

Percentages are based upon net assets.

Management Overview 21

ICON Europe Fund
Average Annual Total Return
as of September 30, 2008

						Gross	Net
	Inception				Since	Expense	Expense
	Date	1 Year	5 Years	10 Years	Inception	Ratio*	Ratio*

ICON Europe Fund - Class S	2/20/97	-36.83%	10.66%	5.58%	6.91%	1.35%	1.35%

MSCI Europe Index		-30.50%	11.50%	5.22%	7.03%	N/A	N/A

ICON Europe Fund - Class I	1/25/08	N/A	N/A	N/A	-26.41%	1.60%	1.60%

MSCI Europe Index		N/A	N/A	N/A	-21.56%	N/A	N/A

ICON Europe Fund - Class C	1/25/08	N/A	N/A	N/A	-26.74%	2.35%	2.35%

MSCI Europe Index		N/A	N/A	N/A	-21.56%	N/A	N/A

ICON Europe Fund - Class Z	1/25/08	N/A	N/A	N/A	-26.07%	1.35%	1.25%

MSCI Europe Index		N/A	N/A	N/A	-21.56%	N/A	N/A

ICON Europe Fund - Class A	5/31/06	-37.17%	N/A	N/A	-7.74%	2.43%	1.84%

ICON Europe Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-40.79%	N/A	N/A	-10.04%	2.43%	1.84%

MSCI Europe Index		-30.50%	N/A	N/A	-2.43%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain expenses on Class I, Class C, Class Z and Class A shares; without these limitations, returns would be lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

* Please see the January 28, 2008 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

22 Management Overview

ICON Europe Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Funds’ Class S shares on the Class’ inception date of 2/20/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 23

ICON Europe Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (100.4%)
7,700	Actelion, Ltd.(a)	$396,876
12,800	Adecco S.A.	556,200
37,400	Adidas AG	2,001,322
12,775	Allianz AG(b)	1,759,910
8,400	Alstom	637,547
18,800	Anglo American PLC	634,964
6,300	ArcelorMittal - Class A(b)	318,833
10,650	Aryzta AG(a)*	415,249
147,600	Aviva PLC	1,283,670
67,000	AXA	2,192,888
141,100	Banco Santander Central Hispano S.A.	2,115,395
47,900	BG Group PLC	868,589
26,200	BHP Billiton PLC	593,452
41,500	BIM Birlesik Magazalar A.S.	1,287,858
27,050	BNP Paribas	2,581,755
280,800	BP PLC	2,338,241
248,700	Cable & Wireless PLC	738,444
11,350	Celesio AG	494,788
4,500	Christian Dior S.A.	341,241
43,800	Commerzbank AG	674,783
19,600	Credit Suisse Group	915,603
49,800	Daily Mail & General Trust PLC - Class A	287,355
4,900	Deutsche Bank AG	355,752
73,300	Diageo PLC	1,250,275
258,000	Dogan Sirketler Grubu Holdings A.S.(a)	299,103
15,700	Draegerwerk AG & Co. KGaA	849,700
37,500	Eni S.p.A.(b)	993,835
4,600	Fresenius SE	337,559
14,100	Fugro N.V.	832,520
1,530	Galenica AG	547,274
66,300	Gerry Weber International AG	1,505,798
53,900	Getinge AB - Class B(b)	1,111,349
13,200	GFK AG	404,693
24,100	Grifols S.A.	615,700
14,000	Henkel AG & KGaA	511,579
21,100	Hennes & Mauritz AB - Class B(b)	864,256
209,000	HSBC Holdings PLC	3,380,759
48,600	ING Groep N.V.	1,041,727
17,530	K+S AG	1,248,019
104,840	Koninklijke Ahold N.V.	1,210,909
8,000	Koninklijke DSM N.V.	378,343
11,500	Leoni AG	350,257
17,200	Lonza Group AG	2,158,681
9,300	Merck KGaA	991,640
9,500	Muenchener Rueckversicherungs-Gesellschaft AG	1,437,407
14,560	National Bank of Greece S.A.	589,953
104,050	Nestle S.A.	4,497,985
27,700	Novartis AG	1,458,782
21,900	Nutreco Holding N.V.	1,030,743
16,000	Oriflame Cosmetics S.A.	741,471
12,700	Pernod Ricard S.A.	1,118,596
45,900	Petrofac, Ltd.	479,537
21,700	Prosegur Compania de Seguridad S.A.	754,699
77,800	Prudential PLC	709,275
20,400	QIAGEN N.V.(a)	401,912
5,000	Raiffeisen International Bank Holding AG(b)	361,079
23,300	Reed Elsevier N.V.	345,606
110,410	Rexam PLC	784,334
11,710	Rio Tinto PLC	734,803

24 Schedule of Investments

Shares or Principal Amount		Value

8,030	Roche Holding AG	$1,257,367
89,600	Royal Dutch Shell PLC - Class B	2,516,747
21,500	Saipem S.p.A.	643,210
35,500	SAP AG	1,888,915
19,400	Seadrill, Ltd.	402,114
21,130	Siemens AG	1,987,145
11,800	Societe Generale	1,059,838
11,800	Software AG	676,032
34,700	Solarworld AG	1,512,985
26,800	StatoilHydro ASA	637,145
6,700	Swiss Re	371,986
3,970	Syngenta AG	837,433
48,000	Telefonaktiebolaget LM Ericsson - Class B	456,004
33,900	Telefonica S.A.	805,944
57,505	Temenos Group AG(a)(b)	1,096,532
247,900	Tesco PLC	1,723,888
22,000	TKH Group N.V.	408,000
38,000	Total S.A.	2,308,167
101,000	Turkiye Is Bankasi - Class C	419,029
170,000	Turkiye Vakiflar Bankasi T.A.O. - Class D	278,283
42,000	UBS AG(a)	718,074
15,200	Vestas Wind Systems A/S(a)	1,326,956
16,100	Wolters Kluwer N.V.	326,271
4,750	Zurich Financial Services AG	1,315,724

Total Common Stocks (Cost $103,487,092)		85,094,662
Short-Term Investments (0.0%)
$18	Brown Brothers Harriman Time Deposit - British Pound, 3.92%, 10/01/08#*	18
540	Brown Brothers Harriman Time Deposit - Euro, 3.10%, 10/01/08#*	540
9	Brown Brothers Harriman Time Deposit - Norwegian Kroner, 4.81%, 10/01/08#*	9
4	Brown Brothers Harriman Time Deposit - Swedish Krona, 4.14%, 10/01/08#*	4
36	Brown Brothers Harriman Time Deposit - Swiss Frank, 1.51%, 10/01/08#*	36

Total Short-Term Investments (Cost $607)		607
Other Securities (5.6%)
4,730,083	Brown Brothers Harriman Securities Lending Investment Fund, 3.07%*	4,730,083

Total Other Securities (Cost $4,730,083)		4,730,083
Total Investments 106.0% (Cost $108,217,782)		89,825,352
Liabilities Less Other Assets (6.0%)		(5,100,365)

Net Assets 100.0%		$84,724,987

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2008.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2008.

*	All securities were fair valued (Note 2) as of September 30, 2008 unless noted with a *. Total value of securities fair valued was $84,679,413.

Schedule of Investments 25

Class S ICESX
Class I IIQIX
Class C IIQCX
Class Z ICNEX
Class A IIQAX
Class Q ICEQX

Management Overview
ICON International Equity Fund

Q.	How did the Fund perform relative to its benchmark?

A.	For the fiscal year ended September 30, 2008, the ICON International Equity Fund returned -39.85% for Class I shares, -40.38% for Class C shares and -39.66% for Class Z shares, underperforming the -29.98% return of the MSCI All Country World Index (ACWI) ex-U.S., the Fund’s benchmark. Class A shares of the Fund returned -39.95% (and -43.39% with maximum sales charge) during the same period. Since their inception dates, Class S and Class Q returned -28.92% and -29.66%, respectively. Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	During the period, international markets underperformed U.S. equities. The Fund saw broad declines among the major regions, but the Western Hemisphere region, highlighted by Canada, Brazil, and Mexico, performed relatively better than the Asia-Pacific and European regions. The last 12-months have been marked by short periods of sector leadership with sudden and dramatic shifts to new areas of leadership. Our investment strategy focuses on identifying one to two year trends of industry leadership. The period’s volatility and rapid changes in leadership proved challenging to our system.

The most significant reallocation in the Fund during the period was an increased weighting in Europe and a decreased position in Asia-Pacific. Driven by falling valuations in the Asia-Pacific region and declines in Industrials and other cyclical stocks during this defensive-themed period, the Fund was gradually pulled toward the Europe region. Relative strength also led to slight increases to Western Hemisphere exposure.

As a multi-cap manager, we do not consider investments based on market capitalization. However, our valuations resulted in a concentration in mid- to small-cap companies during this 12-month period. These allocations were overweight the predominantly large-cap benchmark, and the overweighting of small-cap stocks in particular hindered performance as large-cap stocks outperformed during this period.

Currency movements worldwide throughout the fiscal year had a negative effect on returns. The U.S. dollar experienced a rebound in the last months of the fiscal year, and the Fund was able to benefit from

26 Management Overview

currency hedging activities on the Taiwan Dollar, Singapore Dollar, and Malaysian Ringgit.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s overweighting of Asia-Pacific Industrials and Information Technology sectors proved to be detrimental as these areas saw sharp declines in the wake of the global market downturn. From a country perspective, overweights in Switzerland and underweights in Australia helped relative returns. In contrast, overweights in China, South Korea, and Hong Kong were a drag on performance as those markets suffered more over this time period.

From a sector perspective, the Fund’s active underweighting in the Financials sector proved effective as this group’s declines outpaced those of the benchmark. Overweighting the multi-line insurance industry and underweighting the diversified capital markets and diversified real estate activities industries helped relative performance.

Conversely, the prior year’s standout leaders in the Industrials sector, marine shipping and shipbuilding stocks, were large detractors as those groups underperformed over the last 12-months. Further, underweightings in the Energy sector also hindered Fund returns as Energy stocks and industries held up better than the benchmark over this period of declines.

Q.	What is your investment outlook for the international equity market?

A.	With our analysis showing continued parity in value across the major international regions during the past fiscal year, we still see opportunity worldwide, albeit less than in years past. Our analysis suggests that the fear and volatility that has gripped the global financial markets has created bargains in international equities. We estimate that at fiscal year end fair value for international equities is 36% higher on average than where prices are trading.

We believe the defensive market theme that emerged in 2008 remains in place, with sectors like Health Care and Leisure and Consumer Staples showing relative strength amidst the market turbulence. Our calculations suggest that leadership could be imminent in the Information Technology, Materials, and Energy sectors, but our relative strength metrics have not yet confirmed that expectation.

While we do not target countries as a primary investment decision, it is a secondary factor that we monitor. Switzerland and the United Kingdom remain the most attractive countries in the European region, according

Management Overview 27

to our analysis. Within the Western Hemisphere, Canada looks attractive and Japan currently leads in the Asia-Pacific region.

Presently, we are doing what we have always done by continuing to seek out industries that trade at a discount to our estimation of fair value and show relative strength. By using value as a guide in our systematic and non-emotional discipline, we see numerous opportunities amidst the turbulence and volatility. We believe that it is nearly impossible to accurately time bottoms and that rallies do not offer invitations. With favorable valuations we remain fully invested and we will make adjustments as market conditions dictate.

ICON International Equity Fund
Country Composition
as of September 30, 2008

Switzerland	14.6%
Germany	14.1%
Canada	12.3%
United Kingdom	10.4%
France	6.7%
Japan	5.8%
Hong Kong	4.1%
Spain	3.0%
Taiwan	3.0%
Netherlands	2.8%
South Korea	2.6%
Singapore	2.0%
Turkey	1.8%
Sweden	1.6%
Brazil	1.5%
China	1.5%
Israel	1.3%
South Africa	1.3%
Denmark	1.2%
Italy	1.1%
Indonesia	0.9%
Malaysia	0.7%
Australia	0.6%
Norway	0.5%
Ireland	0.4%
Austria	0.3%

Percentages are based upon net assets.

ICON International Equity Fund
Sector Diversification
as of September 30, 2008

Financial	26.9%
Leisure and Consumer Staples	14.4%
Health Care	12.6%
Energy	11.1%
Information Technology	9.3%
Industrials	7.4%
Consumer Discretionary	6.2%
Materials	6.0%
Telecommunications & Utilities	2.2%

Percentages are based upon net assets.

28 Management Overview

ICON International Equity Fund
Industry Composition
as of September 30, 2008

Diversified Banks	13.4%
Integrated Oil & Gas	6.7%
Multi-Line Insurance	6.0%
Packaged Foods & Meats	4.9%
Pharmaceuticals	4.5%
Life & Health Insurance	3.0%
Application Software	2.8%
Diversified Capital Markets	2.7%
Health Care Equipment	2.5%
Broadcasting & Cable TV	2.4%
Diversified Metals & Mining	2.4%
Specialty Chemicals	2.3%
Drug Retail	2.3%
Agricultural Products	2.2%
Industrial Conglomerates	2.2%
Apparel Accessories & Luxury Goods	2.1%
Automobile Manufacturers	2.1%
Food Retail	1.9%
Fertilizers & Agricultural Chemicals	1.9%
Oil & Gas Equipment & Services	1.9%
Coal & Consumable Fuels	1.7%
Biotechnology	1.6%
Wireless Telecommunication Services	1.6%
Computer Hardware	1.4%
Diversified Chemicals	1.4%
IT Consulting & Other Services	1.2%
Electronic Manufacturing Services	1.2%
Heavy Electrical Equipment	1.2%
Railroads	1.1%
Systems Software	1.1%
Electrical Components & Equipment	1.0%
Reinsurance	1.0%
Health Care Distributors	1.0%
Semiconductors	1.0%
Other Diversified Financial Services	0.8%
Oil & Gas Drilling	0.8%
Apparel Retail	0.7%
Education Services	0.7%
Aerospace & Defense	0.7%
Life Sciences Tools & Services	0.7%
Alternative Carriers	0.6%
Home Entertainment Software	0.6%
Security & Alarm Services	0.5%
Trading Companies & Distributors	0.4%
Footwear	0.4%
Publishing	0.4%
Construction & Engineering	0.3%
Steel	0.3%
Cable & Satellite	0.3%
Computer & Electronics Retail	0.2%

Percentages are based upon net assets.

Management Overview 29

ICON International Equity Fund
Average Annual Total Return
as of September 30, 2008

						Gross	Net
	Inception				Since	Expense	Expense
	Date	1 Year	5 Years	10 Years	Inception	Ratio*	Ratio*
ICON International Equity Fund - Class S	1/25/08	N/A	N/A	N/A	-28.92%	1.26%	1.26%

MSCI ACWI ex-U.S.		N/A	N/A	N/A	-22.02%	N/A	N/A

ICON International Equity Fund - Class I	2/6/04	-39.85%	N/A	N/A	5.99%	1.54%	1.54%

MSCI ACWI ex-U.S.		-29.98%	N/A	N/A	8.29%	N/A	N/A

ICON International Equity Fund - Class C	2/19/04	-40.38%	N/A	N/A	4.08%	2.57%	2.56%

MSCI ACWI ex-U.S.		-29.98%	N/A	N/A	7.67%	N/A	N/A

ICON International Equity Fund - Class Z	2/18/97	-39.66%	11.79%	6.02%	6.71%	1.26%	1.26%

MSCI ACWI ex-U.S.		-29.98%	11.79%	6.84%	5.63%	N/A	N/A

ICON International Equity Fund - Class A	5/31/06	-39.95%	N/A	N/A	-7.47%	1.70%	1.69%

ICON International Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-43.39%	N/A	N/A	-9.79%	1.70%	1.69%

MSCI ACWI ex-U.S.		-29.98%	N/A	N/A	-2.05%	N/A	N/A

ICON International Equity Fund - Class Q	1/28/08	N/A	N/A	N/A	-29.66%	1.26%	1.26%

MSCI ACWI ex-U.S.		N/A	N/A	N/A	-22.02%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Q shares are closed to new investors and are only available to grandfathered investors. Class Z shares are only available to institutional investors.

*	Please see the January 28, 2008 prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

30 Management Overview

ICON International Equity Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class Z shares on the Class’ inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 31

ICON International Equity Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (95.5%)
1,351,980	Acer, Inc.	$2,302,739
16,900	Actelion, Ltd.(a)	871,064
39,700	Adidas AG	2,124,398
19,520	Allianz AG	2,689,115
26,900	Anglo American PLC	908,539
16,800	Aryzta AG(a)*	655,040
67,200	Astral Media, Inc.*	2,016,632
229,200	Aviva PLC	1,993,340
105,500	AXA	3,452,980
156,400	Banco Santander Central Hispano S.A.	2,344,776
6,334,000	Bank of China, Ltd. - Class H(b)	2,454,667
17,600	Bank of Nova Scotia*	793,985
53,800	BHP Billiton PLC	1,218,616
41,800	Bidvest Group Ltd.	535,698
39,500	BIM Birlesik Magazalar A.S.	1,225,793
40,100	BNP Paribas	3,827,297
219,600	Bombardier, Inc. - Class B*	1,192,940
276,400	BP PLC	2,301,601
356,100	Cable & Wireless PLC	1,057,338
39,800	Canadian National Railway Co.*	1,899,477
19,500	Celesio AG	850,076
3,570,000	China Agri-Industries Holdings, Ltd.(a)(b)	1,870,864
2,244,000	China CITIC Bank Corp., Ltd. - Class H(b)	1,008,866
615,000	China Coal Energy Co. - Class H	650,197
2,833,000	China Construction Bank Corp. - Class H(b)	1,890,427
82,000	China Mobile, Ltd.	821,476
52,100	Cogeco Cable, Inc.*	1,951,302
67,200	Commerzbank AG	1,035,283
45,100	Credit Suisse Group	2,106,821
3,415,000	CSE Global, Ltd.	2,044,210
107,600	Daily Mail & General Trust PLC - Class A	620,871
1,492,000	Daphne International Holdings, Ltd.	659,570
8,210	DC Chemical Co., Ltd.(b)	2,257,594
10,900	Deutsche Bank AG	791,368
424,000	Dogan Sirketler Grubu Holdings A.S.(a)	491,549
28,700	Draegerwerk AG & Co. KGaA	1,553,273
47,800	Energy Resources of Australia, Ltd.(b)	650,107
35,300	Eni S.p.A.(b)	935,530
111,700	Foschini Limited	541,922
9,400	Fresenius SE	689,795
18,800	Fugro N.V.	1,110,027
2,140	Galenica AG	765,468
60,900	Gerry Weber International AG	1,383,154
93,600	Getinge AB - Class B	1,929,911

32 Schedule of Investments

Shares or Principal Amount		Value

71,700	Grifols S.A.	$1,831,771
81,400	Group Five	565,411
17,300	Hennes & Mauritz AB - Class B(b)	708,608
555,450	Hon Hai Precision Industry Co., Ltd.	1,990,071
191,100	HSBC Holdings PLC	3,091,211
17,500	Hyundai Motor Co., Ltd.(b)	1,095,275
665,000	Indo Tambangraya Megah PT	1,533,511
64,000	ING Groep N.V.	1,371,822
41,800	JB Hi-Fi, Ltd.(b)	413,275
26,720	K+S AG	1,902,286
3,098,000	KNM Group Bhd.	1,148,676
31,100	Lonza Group AG	3,903,197
87,100	Manulife Financial Corp.*	3,133,635
104,000	Matsumotokiyoshi Holdings Co., Ltd.	1,990,455
16,300	Merck KGaA	1,738,036
34,000	Metalurgica Gerdau S.A.*	524,727
79,800	Mitsubishi UFJ Financial Group, Inc.	695,974
58,000	Mitsui & Co., Ltd.	720,132
11,200	Muenchener Rueckversicherungs-Gesellschaft AG	1,694,628
25,700	Naspers Limited	508,408
187,200	Nestle S.A.	8,092,483
2,300	Nintendo Co., Ltd.	975,737
33,740	Novartis AG	1,776,870
24,300	Nutreco Holding N.V.	1,143,701
42,500	Petro-Canada*	1,414,004
54,200	Petroleo Brasiliero S.A.*	984,626
9,800	Potash Corp. of Saskatchewan, Inc.*	1,270,776
77,400	Precision Drilling Corp.(b)*	1,273,026
24,800	Prosegur Compania de Seguridad S.A.	862,513
91,800	Prudential PLC	836,909
55,900	QIAGEN N.V.(a)	1,101,317
2,439,000	Raffles Education Corp., Ltd.	1,229,356
6,440	Raiffeisen International Bank Holding AG(b)	465,070
16,650	Rio Tinto PLC	1,044,788
10,440	Roche Holding AG	1,634,734
57,200	Rogers Communications, Inc. - Class B*	1,855,774
19,300	Royal Bank of Canada*	916,024
77,300	Royal Dutch Shell PLC - Class B	2,171,256
27,800	Saipem S.p.A.	831,686
2,080	Samsung Electronics Co., Ltd.	953,286
48,900	SAP AG	2,601,914
37,000	Shoppers Drug Mart Corp.*	1,785,667
28,000	Siemens AG	2,633,226
17,600	Societe Generale	1,580,776
39,300	Solarworld AG	1,713,553
36,000	StatoilHydro ASA	855,866
136	Sumitomo Mitsui Financial Group, Inc.	852,795
29,200	Sun Life Financial, Inc.*	1,020,902

Schedule of Investments 33

Shares or Principal Amount		Value

372,564	Taiwan Semiconductor Manufacturing Co., Ltd.	$624,996
97,800	Temenos Group AG(a)(b)	1,864,896
296,800	Tesco PLC	2,063,937
49,000	Teva Pharmaceutical Industries, Ltd. - ADR(b)*	2,243,710
38,055	Total S.A.	2,311,508
56,200	Toyota Motor Corp.	2,403,030
296,000	Turkiye Is Bankasi - Class C	1,228,044
84,300	UBS AG(a)	1,441,278
22,100	Vestas Wind Systems A/S(a)	1,929,324
2,419	Works Applications Co., Ltd.(b)	2,069,734
6,510	Zurich Financial Services AG	1,803,234

Total Common Stocks (Cost $196,909,222)		158,899,131

Preferred Stock (0.6%)
60,600	Companhia Vale do Rio Doce - Class A*	1,028,900

Total Preferred Stocks (Cost $1,827,804)		1,028,900
Short-Term Investments (0.9%)
$1	Brown Brothers Harriman Time Deposit - British Pound, 3.92%, 10/01/08*#	1
2,958	Brown Brothers Harriman Time Deposit - Euro, 3.10%, 10/01/08*#	2,958
1	Brown Brothers Harriman Time Deposit - Japanese Yen, 0.01%, 10/01/08*#	1
1,463,669	Brown Brothers Harriman Time Deposit - U.S. Dollar, 3.47%, 10/01/08*#	1,463,669

Total Short-Term Investments (Cost $1,466,629)		1,466,629

Other Securities (10.0%)
16,673,069	Brown Brothers Harriman Securities Lending Investment Fund, 3.07%*	16,673,069

Total Other Securities (Cost $16,673,069)		16,673,069
Total Investments 107.0% (Cost $216,876,724)		178,067,729
Liabilities Less Other Assets (7.0%)		(11,675,728)

Net Assets 100.0%		$166,392,001

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2008.

*	All securities were fair valued (Note 2) as of September 30, 2008 unless noted with a “*”. Total value of securities fair valued was $133,966,884.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2008.

ADR	American Depositary Receipt

34 Schedule of Investments

ICON International Equity Fund

As of September 30, 2008, the Fund had the following forward currency contracts outstanding:

					Unrealized
		Delivery	Contract	Market	Appreciation/
	Currency	Date	Value	Value	(Depreciation)

Contracts to Sell:
(5,000,000,000)	Korean Won	04/02/09	$(4,118,616)	$(4,209,385)	$(90,769)
(8,300,000)	Malaysian Ringgit	01/30/09	(2,545,232)	(2,437,790)	107,442
(9,900,000)	Singapore Dollar	01/30/09	(7,269,256)	(6,936,154)	333,102
(229,000,000)	Taiwan Dollar	01/30/09	(7,496,399)	(7,130,446)	365,953

			$(21,429,503)	$(20,713,775)	$715,728

Contracts to Buy:
1,500,000	Malaysian Ringgit	01/30/09	$451,263	$440,564	$(10,699)
6,800,000	Malaysian Ringgit	01/30/09	1,997,650	1,997,226	(424)
1,100,000	Singapore Dollar	01/30/09	787,064	770,684	(16,380)
9,000,000	Taiwan Dollar	01/30/09	290,323	280,236	(10,087)

			$3,526,300	$3,488,710	$(37,590)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments 35

Statements of Assets and Liabilities
September 30, 2008

	ICON
	Asia-Pacific	ICON	ICON
	Region	Europe	International
	Fund	Fund	Equity Fund

Assets
Investments, at cost	$95,951,600	$108,217,782	$216,876,724

Investments, at value†	78,340,705	89,825,352	178,067,729
Cash	-	-	8,586
Foreign currency, at value (cost $310,516, $267,775 and $1,176,749)	307,277	267,876	1,173,747
Unrealized appreciation on forward foreign currency exchange contracts	1,034,808	-	806,497
Receivables:
Fund shares sold	77,651	48,642	154,703
Investments sold	3,456,254	2,423,646	5,504,003
Interest	12,569	3,802	19,614
Dividends	272,537	119,687	380,417
Expense reimbursements by Adviser	2,021	1,557	-
Foreign tax reclaims	-	51,520	149,875
Other assets	49,549	49,320	69,631

Total Assets	83,553,371	92,791,402	186,334,802

Liabilities
Payables:
Due to custodian bank	1,134,605	786,492	1,924
Interest	7,379	6,896	787
Investments bought	1,209,709	2,123,476	2,542,185
Payable for collateral received on securities loaned	10,509,338	4,730,083	16,673,069
Fund shares redeemed	308,363	261,145	301,372
Advisory fees	70,149	78,420	152,043
Accrued distribution fees	144	100	46,900
Fund accounting fees	96	98	232
Transfer agent fees	6,318	5,961	12,098
Administration fees	3,347	3,610	7,014
Trustee fees	1,897	2,128	4,129
Accrued expenses	58,065	68,006	72,689
Unrealized depreciation on forward foreign currency contracts	264,326	-	128,359

Total Liabilities	13,573,736	8,066,415	19,942,801

Net Assets - All Share Classes	$69,979,635	$84,724,987	$166,392,001

Net Assets - Class S	$69,519,411	$84,319,527	$1,514,815

Net Assets - Class I	$9,963	$16,131	$110,029,498

Net Assets - Class C	$32,968	$15,768	$22,194,392

Net Assets - Class Z	$4,932	$3,693	$13,580,223

Net Assets - Class A	$412,361	$369,868	$7,000,598

Net Assets - Class Q	$-	-	$12,072,475

Net Assets Consist of
Paid-in capital	$98,920,738	$124,018,482	$247,370,086
Accumulated undistributed net investment income/(loss)	(188,570)	1,776,910	2,145,865
Accumulated undistributed net realized gain/(loss) from investment and foreign currency transactions	(11,924,745)	(22,693,871)	(44,954,730)
Unrealized appreciation/(depreciation) on investments and other assets and liabilities denominated in foreign currency	(16,827,788)	(18,376,534)	(38,169,220)

Net Assets	$69,979,635	$84,724,987	$166,392,001
Shares outstanding (unlimited shares authorized, no par value)
Class S	7,338,573	6,373,907	139,725
Class I	1,054	1,224	10,269,563
Class C	3,505	1,202	2,196,642
Class Z	520	279	1,248,763
Class A	43,944	28,148	649,207
Class Q	-	-	1,111,286
Net asset value (offering and redemption price per share)
Class S	$9.47	$13.23	$10.84
Class I	$9.45	$13.18	$10.71
Class C	$9.41	$13.12	$10.10
Class Z	$9.48	$13.24	$10.87
Class A	$9.38	$13.14	$10.78
Class Q	$-	$-	$10.86
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$9.95	$13.94	$11.44

†	Includes securities on loan of $10,019,565, $4,156,323, and $15,482,662.

The accompanying notes are an integral part of the financial statements.

36 Financial Statements

Statements of Operations
For the year ended September 30, 2008

	ICON		ICON
	Asia-Pacific	ICON	International
	Region	Europe	Equity
	Fund	Fund	Fund
Investment Income
Interest	$29,878	$25,344	$61,720
Dividends	3,292,401	4,735,957	7,880,426
Income from securities lending, net	54,608	163,587	249,360
Foreign taxes withheld	(276,561)	(479,958)	(789,582)

Total Investment Income	3,100,326	4,444,930	7,401,924

Expenses
Advisory fees	1,466,628	1,372,555	2,519,982
Distribution fees:
Class I	15	31	436,292
Class C	149	64	303,364
Class A	2,965	1,332	21,826
Fund accounting fees	66,117	64,177	92,373
Transfer agent fees	114,663	99,974	154,538
Custody fees	114,898	93,770	155,628
Administration fees	68,780	64,424	118,374
Registration fees:
Class S	28,373	28,798	1,599
Class I	461	464	21,557
Class C	461	461	21,758
Class Z	339	339	-
Class A	9,711	9,223	8,946
Class Q	-	-	359
Insurance expense	13,035	10,366	14,957
Trustee fees and expenses	10,626	10,558	17,407
Interest expense	111,667	42,271	86,961
Other expenses	99,775	83,309	108,294
Recoupment of previously reimbursed expenses	-	-	2,692

Total expenses before expense reimbursement and transfer agent earnings credit	2,108,663	1,882,116	4,086,907
Transfer agent earnings credit	(3,168)	(2,928)	(5,195)
Expense reimbursement by Adviser due to expense limitation agreement	(21,793)	(22,551)	-

Net Expenses	2,083,702	1,856,637	4,081,712

Net Investment Income/(Loss)	1,016,624	2,588,293	3,320,212

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investment transactions	(5,390,874)	(19,985,274)	(42,436,248)
Net realized gain/(loss) from foreign currency transactions	(468,780)	(315,187)	(927,844)
Change in unrealized net appreciation/(depreciation) on investments & foreign currency translations	(61,368,762)	(39,200,115)	(77,067,637)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions	(67,228,416)	(59,500,576)	(120,431,729)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(66,211,792)	$(56,912,283)	$(117,111,517)

The accompanying notes are an integral part of the financial statements.

Financial Statements 37

Statements of Changes in Net Assets

	ICON Asia-Pacific Region Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2008	2007
Operations
Net investment income/(loss)	$1,016,624	$1,521,881
Net realized gain/(loss) from investment transactions	(5,390,874)	24,898,211
Net realized gain/(loss) from foreign currency translations	(468,780)	(63,187)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(61,368,762)	31,658,932

Net increase/(decrease) in net assets resulting from operations	(66,211,792)	58,015,837

Dividends and Distributions to Shareholders
Net investment income
Class S	(1,159,659)	(327,103)
Class I	-	-
Class C	-	-
Class Z	-	-
Class A	(7,875)	(214)
Net realized gains
Class S	(21,792,618)	-
Class I	-	-
Class C	-	-
Class Z	-	-
Class A	(177,023)	-

Net decrease from dividends and distributions	(23,137,175)	(327,317)

Fund Share Transactions
Shares sold
Class S	53,849,697	89,318,346
Class I	14,400	-
Class C	65,721	-
Class Z	7,100	-
Class A	2,156,577	981,784
Class Q	-	-
Reinvested dividends and distributions
Class S	22,106,280	303,437
Class I	-	-
Class C	-	-
Class Z	-	-
Class A	156,269	174
Shares repurchased
Class S	(123,177,916)	(89,329,345)
Class I	-	-
Class C	(18,434)	-
Class Z	-	-
Class A	(2,136,060)	(126,676)
Class Q	-	-

Net increase/(decrease) from fund share transactions	(46,976,366)	1,147,720

Total net increase/(decrease) in net assets	(136,325,333)	58,836,240
Net Assets
Beginning of period	206,304,968	147,468,728

End of period	$69,979,635	$206,304,968

The accompanying notes are an integral part of the financial statements.

38 Financial Statements

ICON Europe Fund		ICON International Equity Fund
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2008	2007	2008	2007

$2,588,293	$1,470,862	$3,320,212	$1,568,683
(19,985,274)	25,312,930	(42,436,248)	27,661,435
(315,187)	(409,192)	(927,844)	(277,388)
(39,200,115)	10,572,351	(77,067,637)	28,720,835

(56,912,283)	36,946,951	(117,111,517)	57,673,565

(1,423,883)	(366,098)	-	-
-	-	(1,286,755)	(10,385)
-	-	(4,422)	-
-	-	(312,185)	-
(2,786)	(553)	(62,758)	-

(18,793,180)	(1,940,765)	-	-
-	-	(19,127,601)	(3,723,882)
-	-	(3,423,110)	(724,596)
-	-	(3,637,063)	(1,230,878)
(67,852)	(3,610)	(931,990)	(117,472)

(20,287,701)	(2,311,026)	(28,785,884)	(5,807,213)

73,628,287	113,256,468	2,400,225	-
22,500	-	97,739,179	77,455,420
20,157	-	14,385,146	11,921,728
5,000	-	23,922,897	6,829,087
189,257	575,800	11,423,858	8,691,180
-	-	25,433,899	-

19,745,712	2,085,318	-	-
-	-	19,925,371	3,619,722
-	-	3,142,931	666,173
-	-	3,880,524	1,228,139
58,430	4,163	919,493	116,347

(71,225,916)	(116,233,754)	(241,380)	-
-	-	(77,547,995)	(22,357,920)
-	-	(6,372,588)	(3,263,458)
-	-	(36,410,408)	(8,285,805)
(252,653)	(28,933)	(6,748,398)	(3,202,753)
-	-	(7,583,868)	-

22,190,774	(340,938)	68,268,886	73,417,860

(55,009,210)	34,294,987	(77,628,515)	125,284,212

139,734,197	105,439,210	244,020,516	118,736,304

$84,724,987	$139,734,197	$166,392,001	$244,020,516

Financial Statements 39

Statements of Changes in Net Assets (continued)

	ICON Asia-Pacific Region Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2008	2007
Transactions in Fund Shares
Shares sold
Class S	3,584,171	5,692,452
Class I	1,054	-
Class C	5,015	-
Class Z	520	-
Class A	138,278	57,467
Class Q	-	-
Reinvested dividends and distributions
Class S	1,502,859	21,264
Class I	-	-
Class C	-	-
Class Z	-	-
Class A	10,689	12
Shares repurchased
Class S	(8,661,436)	(5,979,748)
Class I	-	-
Class C	(1,510)	-
Class Z	-	-
Class A	(156,998)	(7,348)
Class Q	-	-

Net increase/(decrease)	(3,577,358)	(215,901)

Shares outstanding, beginning of period	10,964,954	11,180,855

Shares outstanding, end of period	7,387,596	10,964,954

Purchase and Sales of Investment Securities
(excluding short-term securities)
Purchases of securities	$245,501,955	$207,034,481
Proceeds from sales of securities	311,754,927	205,128,051
Accumulated undistributed net investment income/(loss)	$(188,570)	$1,112,505

The accompanying notes are an integral part of the financial statements.

40 Financial Statements

ICON Europe Fund		ICON International Equity Fund
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2008	2007	2008	2007

3,521,445	5,325,734	156,261	-
1,224	-	5,932,009	4,426,226
1,202	-	910,029	722,425
279	-	1,499,033	362,014
9,019	27,337	673,802	496,277
-	-	1,645,599	-

984,824	100,015	-	-
-	-	1,204,832	228,951
-	-	200,187	43,972
-	-	231,812	76,903
2,920	200	55,159	7,295

(3,918,107)	(5,242,428)	(16,536)	-
-	-	(5,346,734)	(1,293,738)
-	-	(446,685)	(200,912)
-	-	(2,332,032)	(466,665)
(11,624)	(1,279)	(412,986)	(176,215)
-	-	(534,313)	-

591,182	209,579	3,419,437	4,226,533

5,813,578	5,603,999	12,195,749	7,969,216

6,404,760	5,813,578	15,615,186	12,195,749

$250,402,525	$195,767,756	$509,928,846	$289,490,635
245,744,539	196,894,045	467,835,301	221,259,001

$1,776,910	$1,213,565	$2,145,865	$1,624,228

Financial Statements 41

Financial Highlights

		Income from investment operations			Less dividends and
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning	income/	gains/(losses)	investment	investment	realized
	of period	(loss)(x)	on investments	operations	income	gains

ICON Asia-Pacific Region Fund
Class S
Year Ended September 30, 2008	$18.82	$0.10	$(6.99)	$(6.89)	$(0.12)	$(2.34)
Year Ended September 30, 2007	13.19	0.15	5.51	5.66	(0.03)	-
Year Ended September 30, 2006	11.25	0.02	1.93	1.95	(0.01)	-
Year Ended September 30, 2005	8.17	0.03	3.08	3.11	(0.03)	-
Year Ended September 30, 2004	7.62	0.02	0.55	0.57	(0.02)	-
Class I
January 25, 2008 (inception) to September 30, 2008	13.73	0.10	(4.38)	(4.28)	-	-
Class C
January 25, 2008 (inception) to September 30, 2008	13.73	0.05	(4.37)	(4.32)	-	-
Class Z
January 25, 2008 (inception) to September 30, 2008	13.73	0.15	(4.40)	(4.25)	-	-
Class A
Year Ended September 30, 2008	18.72	0.03	(6.93)	(6.90)	(0.10)	(2.34)
Year Ended September 30, 2007	13.18	0.27	5.30	5.57	(0.03)	-
May 31, 2006 (inception) to September 30, 2006	13.54	0.04	(0.40)	(0.36)	-	-
ICON Europe Fund
Class S
Year Ended September 30, 2008	24.04	0.36	(8.21)	(7.85)	(0.21)	(2.75)
Year Ended September 30, 2007	18.82	0.21	5.33	5.54	(0.05)	(0.27)
Year Ended September 30, 2006	15.68	0.20	3.80	4.00	-	(0.86)
Year Ended September 30, 2005	12.03	0.07	3.58	3.65	-	-
Year Ended September 30, 2004	9.84	(0.04)	2.23	2.19	-	-
Class I
January 25, 2008 (inception) to September 30, 2008	17.91	0.33	(5.06)	(4.73)	-	-
Class C
January 25, 2008 (inception) to September 30, 2008	17.91	0.07	(4.86)	(4.79)	-	-
Class Z
January 25, 2008 (inception) to September 30, 2008	17.91	0.36	(5.03)	(4.67)	-	-
Class A
Year Ended September 30, 2008	23.91	0.26	(8.17)	(7.91)	(0.11)	(2.75)
Year Ended September 30, 2007	18.79	0.15	5.28	5.43	(0.04)	(0.27)
May 31, 2006 (inception) to September 30, 2006	18.40	(0.02)	0.41	0.39	-	-

The accompanying notes are an integral part of the financial statements.

42 Financial Highlights

				Ratio of expenses to average net assets(d)			Ratio of net investment income/(loss) to average net assets(d)
				Before	After		Before	After
				expense	expense		expense	expense
				limitation/	limitation/		limitation/	limitation/
distributions				recoupment	recoupment		recoupment	recoupment
Total	Net asset		Net assets,	and transfer	and transfer		and transfer	and transfer
dividends	value,		end of	agent	agent		agent	agent	Portfolio
and	end of	Total	period (in	earnings	earnings		earnings	earnings	turnover
distributions	period	return*	thousands)	credit	credit		credit	credit	rate(a)

$(2.46)	$9.47	(41.26)%	$69,519	1.42%	1.42%		0.70%	0.70%	168.42%
(0.03)	18.82	43.03%	205,332	1.38%	1.38%		0.96%	0.97%	130.84%
(0.01)	13.19	17.36%	147,444	1.44%	1.44%		0.12%	0.12%	159.51%
(0.03)	11.25	38.12%	48,721	1.93%	N/A		0.30%	N/A	185.84%
(0.02)	8.17	7.51%	17,047	1.91%	N/A		0.20%	N/A	58.62%

-	9.45	(31.17)%	10	51.45%	1.91	%(b)	(48.29)%	1.25%	168.42%

-	9.41	(31.46)%	33	23.58%	2.64	%(b)	(20.28)%	0.66%	168.42%

-	9.48	(30.95)%	5	77.18%	1.37	%(b)	(74.04)%	1.77%	168.42%

(2.44)	9.38	(41.53)%	412	2.94%	1.88	%(b)	(0.82)%	0.24%	168.42%
(0.03)	18.72	42.38%	973	3.26%	1.85	%(b)	0.24%	1.65%	130.84%
-	13.18	(2.66)%	24	25.78%	1.81	%(b)	(23.09)%	0.88%	159.51%

(2.96)	13.23	(36.83)%	84,320	1.35%	1.35%		1.89%	1.89%	181.83%
(0.32)	24.04	29.69%	139,069	1.35%	1.35%		0.97%	0.97%	133.36%
(0.86)	18.82	27.09%	105,409	1.51%	1.51%		1.13%	1.13%	100.62%
-	15.68	30.34%	23,243	1.85%	N/A		0.51%	N/A	153.55%
-	12.03	22.26%	7,826	2.24%	N/A		(0.38)%	N/A	78.57%

-	13.18	(26.41)%	16	26.07%	1.83	%(b)	(21.42)%	2.82%	181.83%

-	13.12	(26.74)%	16	51.24%	2.58	%(b)	(48.03)%	0.63%	181.83%

-	13.24	(26.07)%	4	92.86%	1.32	%(b)	(88.52)%	3.02%	181.83%

(2.86)	13.14	(37.17)%	370	4.36%	1.83	%(b)	(1.18)%	1.35%	181.83%
(0.31)	23.91	29.14%	666	2.43%	1.84	%(b)	0.09%	0.69%	133.36%
-	18.79	2.12%	30	33.40%	1.84	%(b)	(31.86)%	(0.30)%	100.62%

Financial Highlights 43

Financial Highlights (continued)

		Income from investment operations			Less dividends and
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning	income/	gains/(losses)	investment	investment	realized
	of period	(loss)(x)	on investments	operations	income	gains

ICON International Equity Fund
Class S
January 25, 2008 (inception) to September 30, 2008	$15.25	$0.20	$(4.61)	$(4.41)	$-	$-
Class I
Year Ended September 30, 2008	20.09	0.22	(7.48)	(7.26)	(0.13)	(1.99)
Year Ended September 30, 2007	14.94	0.18	5.63	5.81	- (c)	(0.66)
Year Ended September 30, 2006	12.91	0.09	2.57	2.66	(0.01)	(0.62)
Year Ended September 30, 2005	10.59	0.04	3.25	3.29	-	(0.97)
February 6, 2004 (inception) to September 30, 2004	10.96	0.04	(0.41)	(0.37)	-	-
Class C
Year Ended September 30, 2008	19.09	0.07	(7.07)	(7.00)	- (c)	(1.99)
Year Ended September 30, 2007	14.36	- (c)	5.39	5.39	-	(0.66)
Year Ended September 30, 2006	12.53	(0.03)	2.48	2.45	-	(0.62)
Year Ended September 30, 2005	10.55	(0.14)	3.09	2.95	-	(0.97)
February 19, 2004 (inception) to September 30, 2004	11.29	(0.02)	(0.72)	(0.74)	-	-
Class Z
Year Ended September 30, 2008	20.34	0.22	(7.53)	(7.31)	(0.17)	(1.99)
Year Ended September 30, 2007	15.07	0.20	5.73	5.93	-	(0.66)
Year Ended September 30, 2006	13.00	0.09	2.63	2.72	(0.03)	(0.62)
Year Ended September 30, 2005	10.60	0.06	3.31	3.37	-	(0.97)
Year Ended September 30, 2004	8.41	0.01	2.24	2.25	(0.06)	-
Class A
Year Ended September 30, 2008	20.24	0.18	(7.52)	(7.34)	(0.13)	(1.99)
Year Ended September 30, 2007	15.06	0.17	5.67	5.84	-	(0.66)
May 31, 2006 (inception) to September 30, 2006	15.17	0.03	(0.14)	(0.11)	-	-
Class Q
January 28, 2008 (inception) to September 30, 2008	15.44	0.23	(4.81)	(4.58)	-	-

(x)	Calculated using the average share method.
*	The total return calculation is for the period indicated and excludes any sales charges.
(a)	Portfolio turnover is calculated at the Fund level and is not annualized.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(c)	Amount less than $0.005.
(d)	Annualized for periods less than a year.

The accompanying notes are an integral part of the financial statements.

44 Financial Highlights

				Ratio of expenses to
				average net assets(d)			Ratio of net investment income/(loss) to average net assets(d)
				Before	After		Before	After
				expense	expense		expense	expense
				limitation/	limitation/		limitation/	limitation/
distributions				recoupment	recoupment		recoupment	recoupment
Total	Net asset		Net assets,	and transfer	and transfer		and transfer	and transfer
dividends	value,		end of	agent	agent		agent	agent	Portfolio
and	end of	Total	period (in	earnings	earnings		earnings	earnings	turnover
distributions	period	return*	thousands)	credit	credit		credit	credit	rate(a)

$-	$10.84	(28.92)%	$1,515	1.62%	1.62	%(b)	2.08%	2.08%	188.73%

(2.12)	10.71	(39.85)%	110,029	1.55%	1.55	%(b)	1.39%	1.39%	188.73%
(0.66)	20.09	40.11%	170,383	1.54%	1.54	%(b)	1.02%	1.03%	132.30%
(0.63)	14.94	21.20%	76,454	1.71%	1.71	%(b)	0.59%	0.59%	129.31%
(0.97)	12.91	32.90%	15,376	2.02%	1.97%		0.27%	0.32%	139.23%
-	10.59	(3.38)%	3,211	2.32%	N/A		0.44%	N/A	117.74%

(1.99)	10.10	(40.38)%	22,194	2.44%	2.44	%(b)	0.47%	0.47%	188.73%
(0.66)	19.09	38.74%	29,274	2.57%	2.56	%(b)	(0.04)%	(0.03)%	132.30%
(0.62)	14.36	20.09%	13,899	2.76%	2.54	%(b)	(0.39)%	(0.18)%	129.31%
(0.97)	12.53	29.56%	1,622	4.52%	3.51%		(2.23)%	(1.22)%	139.23%
-	10.55	(6.55)%	183	3.06%	N/A		(0.16)%	N/A	117.74%

(2.16)	10.87	(39.66)%	13,580	1.27%	1.27	%(b)	1.31%	1.31%	188.73%
(0.66)	20.34	40.56%	37,619	1.26%	1.26	%(b)	1.16%	1.16%	132.30%
(0.65)	15.07	21.54%	28,295	1.41%	1.40	%(b)	0.60%	0.61%	129.31%
(0.97)	13.00	33.57%	15,466	1.68%	1.68%		0.51%	0.51%	139.23%
(0.06)	10.60	26.79%	9,303	1.98%	N/A		0.03%	N/A	117.74%

(2.12)	10.78	(39.95)%	7,001	1.73%	1.73	%(b)	1.17%	1.17%	188.73%
(0.66)	20.24	39.97%	6,744	1.70%	1.69	%(b)	0.98%	0.99%	132.30%
-	15.06	(0.73)%	88	19.13%	1.79	%(b)	(16.62)%	0.72%	129.31%

-	10.86	(29.66)%	12,072	1.31%	1.31	%(b)	2.36%	2.36%	188.73%

Financial Highlights 45

Notes to Financial Statements
September 30, 2008

1. Organization

The ICON Asia-Pacific Region Fund (“Asia-Pacific Region Fund”), ICON Europe Fund (“Europe Fund”) and ICON International Equity Fund (“International Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Asia-Pacific Region Fund and the Europe Fund offer five classes of shares, Class S, Class I, Class C, Class Z and Class A. The International Equity Fund offers six classes of shares, Class S, Class I, Class C, Class Z, Class A, and Class Q. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs and transfer agent costs and that each Class has exclusive voting rights with respect to its distribution plan. There are 14 other active funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Asia-Pacific Region Fund and the Europe Fund primarily invest in companies whose principal business activities fall within specific regions. The investment objective of each Fund is long-term capital appreciation.

The Funds may have elements of risk, including the loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap

46 Notes to Financial Statements

investing, including limited product lines, less liquidity, and small market share.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets are valued at the closing price at the close of the regular trading session of the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern time) each day the NYSE is open, except that (a) securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day; and (b) foreign securities in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds’ Board of Trustees (“Board”) to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation quote is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets

Notes to Financial Statements 47

Notes to Financial Statements (continued)

are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes and securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-valued securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles

48 Notes to Financial Statements

from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period. Management intends to adopt SFAS 157 during the fiscal year ending September 30, 2009, as required.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management intends to adopt SFAS 161 during the fiscal year ending September 30, 2009.

Repurchase Agreements

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds’ custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the year ended September 30, 2008.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

Notes to Financial Statements 49

Notes to Financial Statements (continued)

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statement of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included on the Statement of Operations. At September 30, 2008, the Funds had outstanding forward foreign currency contracts that are listed in the Schedules of Investments.

Futures Contracts

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts during the year ended September 30, 2008.

50 Notes to Financial Statements

Options Transactions

Each Fund may write call and put options on any security in which it may invest. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options on any security in which it may invest. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Funds did not enter into any options transactions during the year ended September 30, 2008.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to non-affiliated qualified parties. The Funds seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are on loan; however, the Funds may attempt to call back the loan and vote the proxy.

All loans will be continuously secured by collateral which consists of cash. Brown Brothers Harriman (the “Lending Agent”) may invest the cash

Notes to Financial Statements 51

Notes to Financial Statements (continued)

collateral in the Securities Lending Investment Fund of Brown Brothers Harriman Trust, which complies with Rule 2a-7 of the 1940 Act relating to money market funds.

The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees received and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

As of September 30, 2008, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

ICON Asia-Pacific Region Fund	$10,019,565	$10,509,338
ICON Europe Fund	4,156,323	4,730,083
ICON International Equity Fund	15,482,662	16,673,069

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2008.

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

52 Notes to Financial Statements

The Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds did not record any liabilities for unrecognized tax benefits in connection with the adoption of FIN 48. At September 30, 2008, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2005-2007, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Income and Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds based upon relative net assets. In calculating the net asset value of the shares in the various classes of the Funds, investment income, realized

Notes to Financial Statements 53

Notes to Financial Statements (continued)

and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

3. Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON”) serves as the investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund’s average daily net assets.

ICON has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds’ operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

Fund	Class S	Class I	Class C	Class Z	Class A	Class Q

ICON Asia-Pacific Region Fund	-	1.80%	2.55%	1.25%	1.80%	N/A
ICON Europe Fund	-	1.80%	2.55%	1.25%	1.80%	N/A
ICON International Equity Fund	1.80%	1.80%	2.55%	1.25%	1.80%	1.55%

The expense limitations will continue in effect until at least January 31, 2019. To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2008 the following amounts were still available for recoupment by ICON based upon their potential expiration dates:

Fund	2009	2010	2011

ICON Asia-Pacific Region Fund	$721	$3,131	$21,793
ICON Europe Fund	709	2,624	22,551
ICON International Equity Fund	-	-	123

Accounting, Custody and Transfer Agent Fees

Citi Fund Services Ohio, Inc. (“Citi”) is the fund accounting agent for the Funds. For its services, the Trust pays Citi 0.03% on the first $1.75 billion of

54 Notes to Financial Statements

net assets, 0.0175% on net assets over $1.75 billion and up to $5 billion, and 0.01% on net assets in excess of $5 billion.

Brown Brothers Harriman (“BBH”) is the custodian of the Trust’s investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

Transfer agent earnings credits are credits received for interest which results from overnight balances used by the transfer agent, BFDS, for clearing shareholder transactions. During the year ended September 30, 2008, the Funds received transfer agent earnings credits which are included on the Statement of Operations.

Administrative Services

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. During the year ended September 30, 2008, the Funds payment for administrative services to ICON is included in the Statement of Operations. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

ICON has entered into a sub-administration agreement with Citi pursuant to which Citi assists ICON with the administration and business affairs of the Trust. For its services, ICON pays Citi at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

Notes to Financial Statements 55

Notes to Financial Statements (continued)

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class I and Class A shareholders pay an annual 12b-1 and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual 12b-1 and service fee of 1.00% of average daily net assets. The total amount paid under 12b-1 plans is shown on the Statement of Operations.

Related Parties

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 90% by the Funds and 10% by the Adviser. For the year ended September 30, 2008, the total related amounts paid by the Trust under this agreement are included in Other Expenses on the Statement of Operations. Subsequent to September 30, 2008, the CCO’s salary will be paid 100% by the Funds.

Some of the 12b-1 amounts received by IDI, discussed in the Distribution Fees section above, have been used to offset various shareholder servicing costs incurred by ICON. For the year ended September 30, 2008, the amount was $40,326.

4. Line of Credit

The Funds have entered into Lines of Credit agreements with BBH. The maximum borrowing is limited to the lesser of $50 million or 25% of the net asset value in the Fund subject to a maximum borrowing limit by the Trust of $150 million. Effective January 30, 2008, interest on domestic borrowings is charged at LIBOR plus 1.50%, which was 5.43% at September 30, 2008. Prior to January 30, 2008, interest on domestic borrowings was charged at

56 Notes to Financial Statements

LIBOR plus 2.00%. The average interest rate charged for the year ended September 30, 2008, was 8.71%.

Average Borrowing
Fund	(10/1/07 - 9/30/08)

ICON Asia-Pacific Region Fund**	$1,614,035
ICON Europe Fund**	503,224
ICON International Equity Fund**	965,961

**Fund had outstanding borrowings as of September 30, 2008.

Average borrowing is calculated using only the days there was a borrowing. It is not an annualized number.

5. Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals.

During the year ended September 30, 2008 no capital loss carryforwards were utilized. For the year ended September 30, 2008 the ICON Asia-Pacific Region Fund, the ICON Europe Fund and the ICON International Equity Fund will elect to defer post October losses of $12,130,307, $23,014,349 and $45,547,724, respectively.

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2008, were as follows:

	Distributions paid from			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid

ICON Asia-Pacific Region Fund	$10,546,038	$12,591,137	$23,137,175	$23,137,175
ICON Europe Fund	16,140,539	4,147,162	20,287,701	20,287,701
ICON International Equity Fund	17,249,628	11,536,256	28,785,884	28,785,884

Notes to Financial Statements 57

Notes to Financial Statements (continued)

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2007, were as follows:

	Distributions paid from			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid

ICON Asia-Pacific Region Fund	$327,317	$-	$327,317	$327,317
ICON Europe Fund	1,255,900	1,055,126	2,311,026	2,311,026
ICON International Equity Fund	3,376,711	2,430,502	5,807,213	5,807,213

As of September 30, 2008, the components of accumulated earnings (deficit) on a tax basis was as follows:

		Undistributed		Accumulated		Total
	Undistributed	Net		capital	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	and other	Appreciation	Earnings
Fund	Income	Gains	Earnings	losses	(Depreciation)	(Deficits)

ICON Asia-Pacific
Region Fund	$66,908	$-	$66,908	$(12,130,307)	$(16,973,854)	$(29,037,253)
ICON Europe Fund	1,982,357	-	1,982,357	(23,014,349)	(18,435,256)	(39,467,248)
ICON International
Equity Fund	2,390,401	-	2,390,401	(45,547,724)	(38,181,697)	(81,339,020)

As of September 30, 2008, book cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

		Unrealized	Unrealized	Net Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

ICON Asia-Pacific
Region Fund	$96,097,673	$-	$(17,756,968)	$(17,756,968)
ICON Europe Fund	108,275,586	1,287,777	(19,737,831)	(18,450,054)
ICON International
Equity Fund	216,889,201	-	(38,821,472)	(38,821,472)

58 Notes to Financial Statements

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of the ICON International Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Asia-Pacific Region Fund, ICON Europe Fund, and ICON International Equity Fund (three of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2008, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 19, 2008

Report of Independent Registered Public Accounting Firm 59

Six Month Hypothetical Expense Example
September 30, 2008 (Unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/08 - 9/30/08).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

60 Expense Example

ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses
			Paid	Annualized
	Beginning	Ending	During	Expense
	Account	Account	Period	Ratio
	Value	Value	4/1/08 -	4/1/08 -
	4/1/08	9/30/08	9/30/08*	9/30/08

ICON Asia-Pacific Region Fund
Class S
Actual Expenses	$1,000.00	$717.40	$6.01	1.40%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.00	7.06
Class I
Actual Expenses	1,000.00	715.40	8.23	1.92%
Hypothetical Example (5% return before expenses)	1,000.00	1,015.40	9.67
Class C
Actual Expenses	1,000.00	714.00	11.01	2.57%
Hypothetical Example (5% return before expenses)	1,000.00	1,012.15	12.93
Class Z
Actual Expenses	1,000.00	717.60	5.50	1.28%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.60	6.46
Class A
Actual Expenses	1,000.00	715.50	7.85	1.83%
Hypothetical Example (5% return before expenses)	1,000.00	1,015.85	9.22
ICON Europe Fund
Class S
Actual Expenses	1,000.00	708.97	5.77	1.35%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.25	6.81
Class I
Actual Expenses	1,000.00	707.10	7.77	1.82%
Hypothetical Example (5% return before expenses)	1,000.00	1,015.90	9.17
Class C
Actual Expenses	1,000.00	704.60	11.12	2.61%
Hypothetical Example (5% return before expenses)	1,000.00	1,011.95	13.13

Expense Example 61

			Expenses
			Paid	Annualized
	Beginning	Ending	During	Expense
	Account	Account	Period	Ratio
	Value	Value	4/1/08 -	4/1/08 -
	4/1/08	9/30/08	9/30/08*	9/30/08

Class Z
Actual Expenses	$1,000.00	$709.90	$5.43	1.27%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.65	6.41
Class A
Actual Expenses	1,000.00	706.50	7.89	1.85%
Hypothetical Example (5% return before expenses)	1,000.00	1,015.75	9.32
ICON International Equity Fund
Class S
Actual Expenses	1,000.00	712.20	7.06	1.65%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.75	8.32
Class I
Actual Expenses	1,000.00	712.10	6.72	1.57%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.15	7.92
Class C
Actual Expenses	1,000.00	709.30	10.47	2.45%
Hypothetical Example (5% return before expenses)	1,000.00	1012.75	12.33
Class Z
Actual Expenses	1,000.00	713.90	5.53	1.29%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.55	6.51
Class A
Actual Expenses	1,000.00	712.00	7.36	1.72%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.40	8.67
Class Q
Actual Expenses	1,000.00	713.10	5.65	1.32%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.40	6.66

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

62 Expense Example

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees (“Board”) consists of five Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 57, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and served as the Chief Investment Officer (1991 to 2005) of ICON Advisers, Inc. (“ICON Advisers”), the Funds’ Investment Adviser. Dr. Callahan is also President (1998 to 2005); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. (“IDI”), the Funds’ Distributor, and is President and Director of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the President (1998 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 58. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present); General Partner of Chamois Partners, LP, a venture capital company (2004 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to 2002 and 2003 to present); Delta Dental of California, an insurance company (2006 to present); and Delta Reinsurance Corporation (2000 to 2002 and 2003 to present).

John C. Pomeroy, Jr., 61. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

Trustees and Officers 63

Gregory Kellam Scott, 60. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott currently is employed as Assistant to the President for Diversity and Community Relations of Ivy Tech Community College (April 2008 to present). Prior to his current employment, he served as Executive Director of the Indiana Civil Rights Commission (2005 to 2008) and is a member of the U.S. State Department’s Advisory Committee on the African Judiciary (2006 to present). Mr. Scott was Senior Vice President - Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company, LLC, a nuclear clean-up and environmental remediation company (2000 to 2002). He served as a Justice on the Colorado Supreme Court (1993 to 2000). From 1980 until 1993, he was a member of the faculty of the University Of Denver College Of Law.

R. Michael Sentel, 60. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 57. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers’ President (1998 to present) and served as the Chief Investment Officer (1991 to 2005). Dr. Callahan is also President (1998 to 2005), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI, and is President and Director of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan is also the President (1998 to present) of IM&R.

Erik L. Jonson, 58. Mr. Jonson has been a Vice President and Principal Financial Officer/Treasurer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).

64 Trustees and Officers

Jessica Seidlitz, 30. Ms. Seidlitz serves as Assistant Treasurer of the Funds (2007 to present). She also serves as Mutual Fund Controller of ICON Advisers, Inc. (2005 to present). Previously, she was a Senior Associate/Associate at PricewaterhouseCoopers LLP (2001 to 2004).

Donald Salcito, 55. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers, Inc.; Director of ICON Management & Research (2005 to present); Executive Vice President, Secretary, General Counsel, for IDI (2005 to present); Chief Compliance Officer of IDI (2005 to 2007); Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to present). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000 to 2005).

Carrie M. Schoffman, 35. Ms. Schoffman served as Assistant Vice President and Chief Compliance Officer of the Funds (2004 to September 21, 2008). She serves as Vice President and Chief Compliance Officer of ICON Advisers, Inc. (2004 to present) and Chief Operating Officer (2008 to present). Previously she was a staff accountant with the U.S. Securities and Exchange Commission (2003 to 2004). She also was a Manager (2001 to 2003) and Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

Brian Harding, 29. Mr. Harding serves as Chief Compliance Officer of the Funds (September 22, 2008 to present). Previously he was a Manager (2007 to 2008) and Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

Stephen Abrams, 45. Mr. Abrams serves as Anti-Money Laundering Officer of the Funds (2005 to present). Mr. Abrams is also Vice President and Associate General Counsel of ICON Advisers, Inc. (2005 to present). Mr. Abrams also serves as the Chief Compliance Officer of IDI (2007 to present). Previously he was a Partner (2004 to 2005) and Associate (2000 to 2004) at Perkins Coie, LLP.

Trustees and Officers 65

Other Information (unaudited)

Renewal of Investment Advisory Agreements

In determining to renew the investment advisory agreements between the ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Income Opportunity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to other funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 11, 2008, the Board of Trustees, including the four Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2008.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with

66 Other Information

the Funds’ brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

The Board of Trustees noted that the market value of domestic and international securities have dropped dramatically during the past year as a result of numerous crises in the financial, credit and commodities markets. The Board also noted that the performance of essentially all Funds has been negative, declining along with the markets in general. In light of such, the Board considered ICON’s investment methodology and whether the ICON’s methodology or system is appropriate. It was noted that ICON’s investment approach is not designed to fit into a box defined by “value,” “growth,” and “large, mid or small cap” stock categories. On the other hand, it was noted that the approach is most similar to “value investing.” In this regard it was noted that performance of value investing in general has been negative and that ICON’s performance is in line with the group. Performance in the current period was compared to prior periods where the Funds confronted significant market declines and volatility — including an assessment of financial, geopolitical and psychological reasons for the market behavior; and it was compared to periods when those factors were not prevalent. After consideration of this information the Board concluded that ICON’s investment methodology or system is appropriate for the Funds in the long-term. In light of such, the Board asked and ICON confirmed that it does not change its system in response to current issues and that it will follow its stated investment style, using a disciplined approach to managing the Funds’ portfolios.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds and markets in general;

B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

Other Information 67

C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees; and

D. The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates.

The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. It was noted that most of the Funds have had net redemptions and that aggregate assets covered by the Advisory Agreements have declined significantly. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper Analytical Services concerning funds of

68 Other Information

similar size and funds of larger size, as well as data concerning ICON’s other clients and noted:

A. The advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B. That contractual advisory fees of the Sector Funds were higher than fees for similar funds; but that the Sector Funds’ expense ratios were competitive and in most instances lower than those of similarly managed Funds;

C. That contractual advisory fees for the International Funds were above the average fees for similar funds; and that the Funds’ expense ratios were competitive in light of their size;

D. That ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

E. That the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

F. That, the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; and to the extent such fees of those accounts are lower, the reasons are that such accounts are less costly for ICON to manage; and

G. That ICON has contractually committed to breakpoints in its fees so that economies of scale could be realized as a Fund grows in assets for the benefit of Fund shareholders.

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted:

A. That ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; that services provided by ICON and its affiliates to the Funds are satisfactory, and that profits derived from providing the services are competitive and reasonable; and

B. That ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality to which it provides advisory services; and that the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Other Information 69

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, the services to be performed under the agreements were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

Supplemental Tax Information

For corporate shareholders, none of the Funds’ ordinary income distributions during the fiscal year ended September 30, 2008 qualify for the corporate dividends received deduction.

For the fiscal year ended September 30, 2008, the following Funds paid qualified dividend income:

Fund	Amount

ICON Asia-Pacific Region Fund	41.81%
ICON Europe Fund	22.89%
ICON International Equity Fund	30.77%

The Funds designate the following amounts as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

ICON Asia-Pacific Region Fund	$12,750,288
ICON Europe Fund	4,201,568
ICON International Equity Fund	11,750,380

Portfolio Holdings

A list of each ICON Fund’s Top 10 holdings is available at www.iconfunds.com on or about 15 days following each month end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

70 Other Information

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the SEC’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor

Other Information 71

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

2008 Annual Report
ICON Sector Funds
Investment Update

ICON Consumer Discretionary Fund
ICON Energy Fund
ICON Financial Fund
ICON Healthcare Fund
ICON Industrials Fund
ICON Information Technology Fund
ICON Leisure and Consumer Staples Fund
ICON Materials Fund
ICON Telecommunication & Utilities Fund

1-800-764-0442 ï www.iconfunds.com

AR-SECT-D, K95864

About This Report

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Fund results shown, unless otherwise indicated, are at net asset value.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2008, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2008 are included in each Fund’s Schedule of Investments.

According to ICON, value investing is an analytical, quantitative approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

2 About This Report

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates; the risks noted in this Report and other factors beyond the control of our investment team. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment, and the Technology sector has been among the most volatile in the market. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

About This Report 3

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging the Funds’ performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds’ portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

•	The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by S&P.

•	The unmanaged NASDAQ Composite (“NASDAQ”) Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

Index returns and statistical data included in this Report are provided by Bloomberg and FactSet Research Systems.

4 About This Report

Message From ICON Funds

Dear ICON Shareholder:

Because of the discipline inherent in the ICON system, I never expected to write a letter to shareholders explaining the type of negative returns we and much of our industry have posted over the last fiscal year. Using our valuation methodology, we buy stocks we believe are on sale and we do not chase what we think are over-priced, hot trends. We screen for quality, favoring well-managed companies with healthy cash positions and lower than average debt levels. We do not underwrite or insure mortgage-backed securities. Although we have owned government agency bonds, ICON resisted the subprime mortgage-backed securities frenzy. We attempt to distance ourselves from Wall Street as we do not take any brokerage “buy, sell or hold” recommendations and we have not purchased IPOs. September 2008 was a particularly harsh month for financial stocks. In response to questions from financial advisers, we wrote the following regarding our Core Equity and Financials sector fund: “it is noteworthy that neither fund owned the following stocks as of 8/31/08; Fannie Mae, Freddie Mac, Merrill Lynch, Lehman Brothers, Washington Mutual or AIG.” We sold another headliner, Bear Stearns, in early July 2007 in the $139 per share range. Although ICON’s disciplined, value-based methodology allowed us to stay clear of these and similar problematic securities, our portfolios were dragged down by the recent financial crisis nevertheless.

We have analyzed past market peaks in an effort to identify indicators that forecast a subsequent bear market. The only recurring behavior we have identified involves valuation; that is, we discovered that stocks are priced much higher than our estimation of their intrinsic value at a typical peak. For example, stocks were significantly overpriced according to our system prior to the crash of October 1987. More recently, prices of technology and telecommunication issues were way above our estimate of intrinsic value just before their severe decline in 2000. Based on our estimation of intrinsic value, however, stocks were not overpriced in late 2007. Therefore, we had no indication of a potential severe market drop. The market behaved like quick sand, with stocks dropping in reaction to news events, even though they were not overpriced under our methodology. We take little solace in the fact that we were not alone, and that few advisers could have anticipated the panic selling that dragged the market lower as fiscal year 2008 came to a close. The damage was so widespread that investors had no place to hide in September, except in cash, which was also subject to its own risks and limitations.

If you have followed the behavior of the ICON system over the last two decades you have noticed a pattern. When stock prices dropped quickly and

Message From ICON Funds 5

were significantly below our estimate of intrinsic value, we held and even rotated into attractive industries in an effort to capture the emerging leadership. With each sudden market decline, we stated that the price drop was created by investors overreacting, and, further that we expected prices to move higher and catch up to value. For two decades our decision to remain invested in anticipation of price catching up to value has been effective and critical to our success. As we entered the fiscal year, we saw no reason to change our strategy or behavior.

In late 2007, stock prices dropped in reaction to the initial problems regarding the subprime mortgage situation. We checked all inputs to our valuation equation, such as earnings estimates and risk, and they were steady. With stocks priced below our estimate of intrinsic value, we believed investors (and, accordingly, the market) had over-reacted. In response to further developments, stock prices dropped again in January and yet again in March. With each drop, stocks continued to look cheap and inputs to our valuation equation remained steady. Each dip this fiscal year looked like an overreaction to the data available at the time, just like the sudden dips we’d seen on several occasions over the last two decades. We stuck to our system in what proved to be an unprecedented setting.

The dictates of the ICON system are pretty simple. First, when stocks are cheap, the ICON system focuses on value - not news events - and directs us to remain invested. Second, when stocks are expensive, the system favors cash. Third, the system attempts to capture industry leadership that typically lasts one to two years. By sticking rigidly to its discipline, we believe the ICON system can handle most market situations through time. We believe also that the events of the last twelve months have been extraordinary - rare, unusual, and even unlikely to reoccur. The ICON system depends in no small part on the integrity of the market. While several parties share blame for this most recent economic crisis, the evident failure of many companies to properly disclose their financial condition caught ICON and most other investment professionals off-guard. Obviously, the ICON system did not handle the last 12-months well. Frankly, few systems did.

Current Situation and Outlook

The monetarist theory of economics believes that when the money supply grows it will stimulate the economy with about a six to nine month lag. When the money supply contracts, the monetarist theory believes that contraction will slow the economy by a similar lag. One way to measure the money supply is M1, which is defined to be currency plus demand deposits (checking accounts). When a bank makes a loan, a demand deposit is created, which, by definition, creates money. In August 2007 the Federal Reserve (“FED”) eased monetary policy and injected reserves into the

6 Message From ICON Funds

banking system. Such easing normally promotes banks to make loans which, in turn, creates M1 and stimulates the economy. Despite the continued monetary easing through late 2007 and early 2008, banks did not increase their lending, partly through caution but mostly because the illiquid mortgage-backed securities they held hurt their capital ratios.

The primary goal of the Troubled Asset Relief Program or “TARP” package is for the U.S. Treasury to buy those mortgage-backed securities. The banks will record a loss on the securities, as they should, but will immediately have cash and greatly improved capital ratios, which means they can make loans again. Through loans, M1 can grow and stimulate the economy. In separate actions, the FED announced that it will pump an additional $630 billion into the global financial system through what it calls currency swaps with foreign central banks. The FED also announced its intent to buy commercial paper in the short-term money market. Finally, the U.S. Treasury Department announced it will buy stock in banks to help their capital ratios.

Over the 19 week period from late May through early October, M1 grew 11.6%. That is not annualized. It is 11.6% in 19 weeks. That is a sensational pace and is evidence banks are lending. If the lending continues and M1 continues to grow, we believe it will stimulate the economy. Typical timing would suggest that the economy might hit a bottom winter or spring 2009.

The market place seems unable to understand monetary stimulation and policy, as distinguished from fiscal policy. Fiscal policy is more obvious as it targets a specific income level, segment of the economy or industry. People can understand it. A monetary stimulus, on the other hand, is vague, broad, intangible, but, in the view of monetarists, very powerful. A monetary stimulus is just slow. It may be a few months before a monetary stimulus takes effect and it works behind the scenes, so to speak.

We believe the monetary stimulus is underway and will result in an economic recovery in 2009. We also see many of the behaviors and data typical of market bottoms falling in place. After coming through the extraordinary events of the last 12-months, investors and money managers have to do an assessment. They have to decide if they should make adjustments and changes or whether the events of the last fiscal year were anomalous and unlikely to be repeated. While investors should consult with their financial advisers regarding their unique needs and goals, generally speaking I would encourage most investors to not make major adjustments. Too many times I have seen investors set investment policy by looking in the rear view mirror, especially regarding their allocation to equities. It is usually not productive to make major changes in response to extraordinary events like those of the past 12-months.

Message From ICON Funds 7

We expect that the financial system will emerge stronger and better than before. This was not the first unanticipated problem to hit our financial and banking system; nor will it be the last. The same problems generally do not recur, although new ones arise from time to time. We fix an existing problem and move on. And that’s exactly what the financial and banking system is doing in response to this most recent crisis.

At ICON we remain convinced that our calculation of intrinsic value is valid and that valuation, in combination with industry relative strength readings, can identify industry leadership for one to two year moves. We expect that investors will continue to demonstrate the kind of overreaction to events we have recognized and avoided in the past. We will try to capitalize on that overreaction by allowing our valuation methodology to guide our buying and selling. We take the same advice we pass on to our investors: we do not believe in making major changes to our investment game-plan by looking at a bad situation in the rear view mirror. We believe our system is well designed to handle most events. Changing the system in order to handle an extreme retroactive event would hinder our ability to address most everyday situations. And while the events of the last 12-months have been nothing shy of extraordinary, we believe much of the carnage has run its course. It is difficult to predict market bottoms, but as we say at ICON, rallies do not issue invitations. Therefore, we encourage you to ride out whatever remains of the storm with us and remain invested in order to participate in any ensuing rally.

Yours truly,

Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

8 Message From ICON Funds

 ICCCX

Management Overview
ICON Consumer Discretionary Fund

Q.	How did the Fund Perform relative to its benchmark?

A.	The Fund underperformed its benchmark for the period. The Fund declined 24.21%, while the benchmark S&P 1500 Consumer Discretionary Index fell 22.96%.

Additionally, the Fund lagged its broad benchmark, the S&P Composite 1500 Index, which lost 21.27% over the same period. Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	The Fund’s relative performance - and the performance of the U.S. equity market in general - was shaped primarily by two factors: the subprime lending disaster and the related meltdown in housing prices. These two factors eviscerated earnings on homebuilding and sent financial related equities into a freefall.

The subprime lending and housing crises sent ripples across all market sectors. Every sector experienced sharp declines, except Consumer Staples issues, which, though down, held up better than equities in all other sectors of the market. Although we saw value in the Consumer Discretionary sector at the start of the fiscal year, investor fear based on the subprime lending crisis crushed investor sentiment across the entire market. The Consumer Discretionary sector, like every other sector, suffered significant declines.

Amid this backdrop of pervasive fear concerning the economic outlook, investors shunned areas of the market with even a hint of a cyclical bent. Industries in the Consumer Discretionary sector were hit particularly hard. Investors were evidently concerned about the prospect for a drop in consumer spending, as the possibility of a recession loomed over the market. Consequently, the Consumer Discretionary sector, as measured by the S&P 1500 Consumer Discretionary Index, fell more than the broader market Index - the S&P 1500 Composite.

In addition, stocks recognized as “value” plays underperformed stocks recognized as “growth” investments. The S&P 500 Growth Index (SGX) was down 19.44% during the fiscal year while the S&P 500 Value Index (SVX) declined 24.50%. Since our investment style at ICON is

Management Overview 9

predominantly value based, our Consumer Discretionary Fund faced a general headwind that made it difficult to outperform our sector index.

Q.	How did the Fund’s Composition affect performance?

A.	At ICON we focus on industry selection based on value and relative strength. When we identify industries we believe have value and are leading the market higher, we naturally tilt our sector fund to those industries. Within the Consumer Discretionary Sector Fund we track 25 separate and distinct industries. Over the past year, over- and underweight positions affected the Fund’s performance.

On the positive side, there were three industries in particular that had a positive impact on the Fund: apparel retail, homefurnishing retail, and general merchandise stores. Combined, these industries accounted for around 5.5% of positive relative performance versus the Fund’s S&P 1500 Consumer Discretionary Composite Index.

The Fund’s performance relative to its S&P 1500 Consumer Discretionary Composite Index was also negatively impacted by three industries: homebuilding, apparel accessories & luxury goods, and auto parts & equipment. Combined, these industries accounted for approximately 4.4% of negative relative performance versus the Fund’s S&P 1500 Consumer Discretionary Composite Index.

Q.	What is your investment outlook for the equity market?

A.	As this extremely turbulent and volatile period in the U.S. equity market came to a close, it appeared that fear and pessimism led investors to sell stocks well below our calculation of intrinsic value. As a result, we believe we’ve entered a new period - one that, by our estimation, may present investors with many bargains in the market. These bargains exist across the spectrum of economic sectors we track, including the Consumer Discretionary sector.

In fact, as this fiscal year ended, the average Consumer Discretionary stock in our database was trading at about a 35% discount to our calculation of its intrinsic value. Accordingly, we believe Consumer Discretionary issues now have significant upside potential.

10 Management Overview

ICON Consumer Discretionary Fund
Industry Composition
as of September 30, 2008

Apparel Retail	20.2%
Apparel Accessories & Luxury Goods	9.5%
Automotive Retail	8.3%
Home Improvement Retail	8.0%
Specialty Stores	7.3%
General Merchandise Stores	5.3%
Homebuilding	4.9%
Home Furnishings	4.7%
Household Appliances	4.4%
Computer & Electronics Retail	4.2%
Housewares & Specialties	4.0%
Home Furnishing Retail	3.1%
Footwear	2.6%
Education Services	2.5%
Motorcycle Manufacturers	2.3%
Specialized Consumer Services	1.7%
Hotels Resorts & Cruise Lines	1.4%
Internet Retail	1.1%
Department Stores	1.1%
Auto Parts & Equipment	1.0%
Consumer Electronics	0.6%

98.2%

Percentages are based upon net assets.

ICON Consumer Discretionary Fund
Sector Composition
as of September 30, 2008

Consumer Discretionary	96.8%
Leisure and Consumer Staples	1.4%

98.2%

Percentages are based upon net assets.

ICON Consumer Discretionary Fund
Average Annual Total Return
as of September 30, 2008

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	7/9/97	Ratio*	Ratio*
ICON Consumer Discretionary Fund	-24.21%	-0.38%	4.17%	1.52%	1.30%	1.30%

S&P 1500 Consumer Discretionary Index	-22.96%	1.46%	2.23%	3.48%	N/A	N/A

S&P Composite 1500 Index	-21.27%	5.65%	3.81%	4.49%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 28, 2008 prospectus for details.

Management Overview 11

ICON Consumer Discretionary Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12 Management Overview

ICON Consumer Discretionary Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (98.2%)
34,700	Advance Auto Parts, Inc.	$1,376,202
45,100	Aeropostale, Inc.(a)(b)	1,448,161
11,300	Amazon.com, Inc.(a)	822,188
46,800	American Greetings Corp. - Class A	715,572
60,600	Asbury Automotive Group, Inc.	698,112
22,200	AutoZone, Inc.(a)	2,738,148
20,100	Bed Bath & Beyond, Inc.(a)(b)	631,341
71,300	Best Buy Co., Inc.	2,673,750
115,900	Big 5 Sporting Goods Corp.(b)	1,196,088
101,200	Brown Shoe Co., Inc.(b)	1,657,656
33,000	Coach, Inc.(a)	826,320
41,500	Collective Brands, Inc.(a)(b)	759,865
90,700	D.R. Horton, Inc.	1,180,914
37,100	DeVry, Inc.	1,837,934
26,200	Dick’s Sporting Goods, Inc.(a)	512,996
76,100	Ethan Allen Interiors, Inc.(b)	2,132,322
114,700	Foot Locker, Inc.	1,853,552
33,000	Fossil, Inc.(a)	931,590
40,000	Fred’s, Inc. - Class A	568,800
10,500	GameStop Corp. - Class A(a)	359,205
18,500	Guess, Inc.	643,615
56,100	H&R Block, Inc.	1,265,055
45,400	Harley-Davidson, Inc.(b)	1,693,420
67,500	Helen of Troy, Ltd.(a)	1,536,975
14,200	Hibbett Sports, Inc.(a)(b)	284,284
116,800	Hot Topic, Inc.(a)	772,048
61,500	Jarden Corp.(a)	1,442,175
24,800	Johnson Controls, Inc.	752,184
58,500	KB Home(b)	1,151,280
17,400	Kohl’s Corp.(a)	801,792
59,100	Leggett & Platt, Inc.(b)	1,287,789
85,300	Limited Brands, Inc.	1,477,396
106,900	Lowe’s Cos., Inc.	2,532,461
23,300	Matsushita Electric Industrial Co., Ltd. - ADR	403,789
39,900	Newell Rubbermaid, Inc.	688,674
23,020	Nike, Inc. - Class B	1,540,038
44,500	O’Reilly Automotive, Inc.(a)(b)	1,191,265
56,000	Oxford Industries, Inc.(b)	1,446,480
23,500	Polo Ralph Lauren Corp.	1,566,040
70,100	Rent-A-Center, Inc.(a)(b)	1,561,828
10,000	Ross Stores, Inc.	368,100
21,000	Skechers U.S.A., Inc. - Class A(a)	353,430
98,450	Staples, Inc.(b)	2,215,125
65,600	Target Corp.	3,217,680

Schedule of Investments 13

Shares or Principal Amount		Value

70,700	The Finish Line, Inc. - Class A	$706,293
124,900	The Home Depot, Inc.	3,233,661
87,800	TJX Cos., Inc.	2,679,656
48,300	Toll Brothers, Inc.(a)	1,218,609
24,500	Tractor Supply Co.(a)	1,030,225
67,500	Urban Outfitters, Inc.(a)	2,151,225
27,200	V.F. Corp.	2,102,832
21,400	Whirlpool Corp.(b)	1,696,806
62,700	Wyndham Worldwide Corp.	985,017

Total Common Stocks (Cost $70,550,533)		70,917,963

Short-Term Investments (0.9%)
$684,361	Brown Brothers Harriman Time Deposit - U.S. Dollar, 3.47%, 10/01/08#	$684,361

Total Short-Term Investments (Cost $684,361)		684,361

Other Securities (23.1%)
16,672,869	Brown Brothers Harriman Securities Lending Investment Fund, 3.07%	16,672,869

Total Other Securities (Cost $16,672,869)		16,672,869
Total Investments 122.2% (Cost $87,907,763)		88,275,193
Liabilities Less Other Assets (22.2%)		(16,033,338)

Net Assets 100.0%		$72,241,855

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2008.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2008.

ADR	American Depositary Receipt

14 Schedule of Investments

 ICENX

Management Overview
ICON Energy Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ended September 30, 2008, the ICON Energy Fund depreciated 14.62%, underperforming its sector-specific benchmark, the S&P 1500 Energy Index, which lost 13.45%, and outperforming its broad benchmark, the S&P Composite 1500 Index, which lost 21.27%.

Q.	What primary factors were behind the Fund’s relative performance?

A.	A weakening economy and chaos in the financial sector took a strong toll on energy over the past year. Throughout the period, crude oil futures were extremely volatile, which led to volatility in the energy equity market as a whole. Crude oil futures ended the period up 23%, a small portion of its near 78% increase at its peak in early July. A rapid sell off occurred towards the end of the summer as several large financial institutions entered distress and failure as a result of the subprime mortgage crisis. Energy stocks were hit hard by investors’ fears about the crisis and prices rapidly retreated.

Amid significant volatility in both the broad equity market and the price of oil, the ICON Energy Fund rose gradually through the middle portion of the fiscal year. From January 17 to June 30, 2008, the Fund rose 28%. Subsequently, however, in the final quarter of fiscal year 2008, energy stocks and oil futures fell dramatically. During that timeframe, the Fund declined 27.10%.

Q.	How did the Fund’s composition affect performance?

A.	Of the seven industries we track in the Energy sector, three contributed positively to performance versus the S&P 1500 Energy Index: coal & consumable fuels, oil & gas drilling, and oil & gas refining & marketing. Coal & consumable fuels was the only industry position to make a positive contribution to returns, adding approximately 2% to the Fund’s return. These outperforming industries, however, did little to counteract the overall negative returns of the Fund.

The largest detractor from the Fund’s performance came from our holdings in oil & gas equipment & services. The Fund took on an overweight position in this industry based on our research showing strong value and leadership. These holdings unfortunately detracted significantly from relative performance, reducing returns approximately an additional 2% below the S&P energy benchmark.

Management Overview 15

Q.	What is your investment outlook for the Energy sector?

A.	With the negative overall performance of the Energy sector this year, our research shows strong levels of value in the market. While our valuations indicate there is great upside potential, we also anticipate ongoing volatility as the market sorts itself out of the current financial crisis. Starting at the beginning of September 2008, we have been gradually increasing cash levels as a defensive move against this volatility. We continue to wait for industries to show clear leadership out of the current lows to reinvest our cash holdings.

The Fund ended the fiscal year with a heavy position in integrated oil and gas, specifically in the large cap companies. We look to keep this industry close to benchmark levels. As of the fiscal year end, the Fund held no positions in coal and consumable fuels as that industry lagged in market leadership and performance.

16 Management Overview

ICON Energy Fund
Industry Composition
as of September 30, 2008

Integrated Oil & Gas	48.0%
Oil & Gas Equipment & Services	9.5%
Oil & Gas Refining & Marketing	6.8%
Oil & Gas Storage & Transportation	6.0%
Industrial Machinery	5.7%
Railroads	4.5%
Oil & Gas Exploration & Production	4.1%
Airlines	2.5%
Electrical Components & Equipment	2.0%
Oil & Gas Drilling	1.5%

90.6%

Percentages are based upon net assets.

ICON Energy Fund
Sector Composition
as of September 30, 2008

Energy	75.9%
Industrials	14.7%

90.6%

Percentages are based upon net assets.

ICON Energy Fund
Average Annual Total Return
as of September 30, 2008

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	11/5/97	Ratio*	Ratio*
ICON Energy Fund	-14.62%	24.05%	21.51%	14.69%	1.18%	1.18%

S&P 1500 Energy Index	-13.45%	22.64%	13.13%	10.81%	N/A	N/A

S&P Composite 1500 Index	-21.27%	5.65%	3.81%	4.12%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 28, 2008 prospectus for details.

Management Overview 17

ICON Energy Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18 Management Overview

ICON Energy Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (90.6%)
171,600	Apache Corp.	$17,894,448
12,365	BP Prudhoe Bay Royalty Trust	1,149,574
119,300	Burlington Northern Santa Fe Corp.	11,026,899
159,300	Cameron International Corp.(a)(b)	6,139,422
772,700	Chevron Corp.	63,732,296
671,800	ConocoPhillips	49,209,350
783,400	Delta Air Lines, Inc.(a)(b)	5,836,330
200,900	Dover Corp.	8,146,495
296,500	Dresser-Rand Group, Inc.(a)	9,330,855
301,300	EnPro Industries, Inc.(a)	11,196,308
963,500	Exxon Mobil Corp.	74,825,410
282,200	Frontier Oil Corp.	5,198,124
727,000	General Maritime Corp.(b)	14,161,960
315,000	Kennametal, Inc.(b)	8,542,800
240,200	Knightsbridge Tankers, Ltd.(b)	6,358,094
502,800	Marathon Oil Corp.	20,046,636
76,700	Murphy Oil Corp.	4,919,538
283,700	Nordic American Tanker Shipping, Ltd.	9,095,422
337,600	Occidental Petroleum Corp.	23,783,920
33,200	San Juan Basin Royalty Trust	1,262,596
369,700	Schlumberger, Ltd.	28,869,873
393,800	SkyWest, Inc.	6,292,924
41,900	Smith International, Inc.	2,457,016
428,900	Sunoco, Inc.(b)	15,260,262
272,100	Suntech Power Holdings Co., Ltd. - ADR(a)(b)	9,760,227
358,900	Tesoro Corp.(b)	5,918,261
68,890	Transocean, Inc.(a)	7,566,878
158,400	Union Pacific Corp.(b)	11,271,744
231,300	Valero Energy Corp.	7,008,390

Total Common Stocks (Cost $476,465,157)		446,262,052

Short-Term Investments (6.2%)
$30,359,918	Brown Brothers Harriman Time Deposit - U.S. Dollar, 3.47%, 10/01/08#	30,359,918

Total Short-Term Investments (Cost $30,359,918)		30,359,918

Other Securities (15.2%)
75,081,355	Brown Brothers Harriman Securities Lending Investment Fund, 3.07%	75,081,355

Total Other Securities (Cost $75,081,355)		75,081,355
Total Investments 112.0% (Cost $581,906,430)		551,703,325
Liabilities Less Other Assets (12.0%)		(59,066,236)

Net Assets 100.0%		$492,637,089

Schedule of Investments 19

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2008.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2008.

ADR	American Depositary Receipt

20 Schedule of Investments

 ICFSX

Management Overview
ICON Financial Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Financial Fund lost 31.93% for the fiscal year ended September 30, 2008, outperforming its sector-specific benchmark, the S&P 1500 Financials Index, which lost 36.83%, but lagging its broad benchmark, the S&P Composite 1500 Index, which eroded 21.27%. Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Financials sector lagged the broad equity market during the fiscal year as the subprime mortgage debacle led to a broader financial crisis. Asset write-downs eroded the capital structure of numerous commercial and investment banks and changes in capital structure ultimately led to the collapse of several venerable financial institutions including Bear Stearns, Washington Mutual, Lehman Brothers and IndyMac Bank. Excluding investment banks, the FDIC reported 14 bank failures during fiscal year 2008, including Washington Mutual, the largest bank failure in history.

The Federal Reserve and the Treasury have taken extraordinary steps to infuse liquidity and stimulate lending. The federal funds rate target was lowered to 2.00% from 4.75% over the last year, the discount window rate was lowered from 5.25% to 2.25%, borrowing facilities were opened to investment banks and buy-outs were negotiated with federal assistance.

At the close of this fiscal year the Bush Administration, in conjunction with Treasury Secretary Paulson and Federal Reserve Chairman Bernanke, proposed a $700 billion market stabilization bill. The S&P 1500 fell 8.55% after Congress failed to pass the bill. Other market indices suffered similar dramatic declines.

Additionally, market volatility, especially in the Financials sector, made it difficult for the Fund to capitalize on ICON’s ability to identify themes. Nearly 23% of the trade days during this fiscal year resulted in movements of more then 3% in either direction.

Management Overview 21

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s performance for the past fiscal year has been more about what the Fund did not hold rather then what the Fund did hold.

For example, the consumer finance industry accounted for approximately 7.4% of the Fund, with an average return of around -16.6%. The Fund’s consumer finance position was overweight when compared to the S&P 1500 Financials Index, which had an average weight of only 4.2%. Nonetheless, the Fund’s consumer finance holdings outperformed the Index holdings within this industry. Most of the out-performance within the industry can be ascribed to the Fund’s underexposure to American Express, which alone accounted for around 1% of the Index’s losses for the fiscal year. The Fund likewise benefited by its lack of or under-exposure to Bear Stearns, Wachovia Corp., Fannie Mae and Freddie Mac.

Unfortunately, this favorable performance relative to the benchmark was offset by the Fund’s position in mortgage REITs. Mortgage REITs initially performed well off what we hoped would be significant market bottoms. As the credit crisis worsened, however, mortgage REIT performance eroded, accounting for over 4% of the Fund’s losses.

Q.	What is your investment outlook for the Financials sector?

A.	At fiscal year end we estimated the Financials sector’s value to price ratio to be 1.31, suggesting there are opportunities for favorable industry moves toward fair value.

The Federal Reserve and the US Treasury have taken unprecedented action in addressing the liquidly issue that is dominating the current market. We believe these measures will, in time, help free up balance sheets and restore lending activity.

The Fund will continue to focus on the financial industries we believe have favorable value to price and relative strength ratios. As of September 30, 2008, the Fund has notable positions in regional banks and other diversified financial services. In accordance with our sell discipline, we will pare our positions in these industries if they do not meet our value and relative strength requirements.

22 Management Overview

ICON Financial Fund
Industry Composition
as of September 30, 2008

Other Diversified Financial Services	25.8%
Diversified Banks	12.9%
Regional Banks	12.2%
Investment Banking & Brokerage	9.8%
Consumer Finance	8.7%
Life & Health Insurance	6.2%
Thrifts & Mortgage Finance	5.8%
Asset Management & Custody Banks	3.6%
Specialized Finance	3.4%
Property & Casualty Insurance	2.7%
Mortgage Reits	1.1%
Multi-Line Insurance	0.8%

93.0%

Percentages are based upon net assets.

ICON Financial Fund
Sector Composition
as of September 30, 2008

Financial	93.0%

Percentages are based upon net assets.

ICON Financial Fund
Average Annual Total Return
as of September 30, 2008

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	7/1/97	Ratio*	Ratio*
ICON Financial Fund	-31.93%	1.95%	7.06%	5.68%	1.21%	1.21%

S&P 1500 Financials Index	-36.83%	-0.97%	3.43%	3.87%	N/A	N/A

S&P Composite 1500 Index	-21.27%	5.65%	3.81%	4.65%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 28, 2008 prospectus for details.

Management Overview 23

ICON Financial Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

24 Management Overview

ICON Financial Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (93.0%)
14,000	Affiliated Managers Group, Inc.(a)	$1,159,900
36,100	Aflac, Inc.	2,120,875
29,200	Ameriprise Financial, Inc.	1,115,440
47,600	Annaly Capital Management, Inc. - REIT	640,220
121,400	Anworth Mortgage Asset Corp. - REIT	718,688
66,800	Astoria Financial Corp.	1,384,764
389,000	Bank of America Corp.	13,615,000
49,200	Barclays PLC - ADR	1,215,240
53,400	BB&T Corp.	2,018,520
41,000	Capital One Financial Corp.	2,091,000
49,700	Cash America International, Inc.	1,791,188
453,600	Citigroup, Inc.	9,303,336
259,800	Colonial Bancgroup, Inc.	2,042,028
120,900	Discover Financial Services	1,670,838
148,500	EZCORP, Inc. - Class A(a)	2,791,800
12,100	Franklin Resources, Inc.	1,066,373
56,200	Hudson City Bancorp, Inc.	1,036,890
128,100	Huntington Bancshares, Inc.	1,023,519
64,400	Invesco, Ltd.	1,351,112
217,900	JPMorgan Chase & Co.	10,175,930
26,800	Loews Corp.	1,058,332
19,900	M&T Bank Corp.	1,776,075
26,800	Manulife Financial Corp.	983,292
134,600	Merrill Lynch & Co., Inc.	3,405,380
38,200	MetLife, Inc.	2,139,200
79,400	MGIC Investment Corp.	558,182
61,100	Nasdaq Stock Market, Inc.(a)	1,867,827
97,300	New York Community Bancorp, Inc.	1,633,667
21,400	PNC Financial Services Group, Inc.	1,598,580
50,700	Portfolio Recovery Associates, Inc.(a)	2,465,541
96,020	Provident Bankshares Corp.	932,355
293,700	Radian Group, Inc.	1,480,248
88,800	Regions Financial Corp.	852,480
53,100	StanCorp Financial Group, Inc.	2,638,008
102,900	Sterling Bancorp	1,487,934
110,300	TD Ameritrade Holding Corp.(a)	1,786,860
200,600	The Charles Schwab Corp.	5,215,600
16,200	The Goldman Sachs Group, Inc.	2,073,600
39,100	The Hanover Insurance Group, Inc.	1,779,832
137,000	U.S. Bancorp	4,934,740
293,400	UCBH Holdings, Inc.	1,880,694
71,200	Washington Federal, Inc.	1,313,640
281,400	Wells Fargo & Co.	10,560,942
79,600	World Acceptance Corp.(a)	2,865,600
43,900	Zenith National Insurance Corp.	1,608,496

Schedule of Investments 25

Shares or Principal Amount		Value

48,700	Zions Bancorp	$1,884,690

Total Common Stocks (Cost $111,251,122)		119,114,456

Mutual Funds (4.9%)
106,875	SPDR KBW Bank ETF	3,591,000
74,657	SPDR KBW Regional Banking ETF	2,686,159

Total Mutual Funds (Cost $5,599,680)		6,277,159

Short-Term Investments (0.6%)
$804,912	Brown Brothers Harriman Time Deposit - U.S. Dollar, 3.47%, 10/01/08#	$804,912

Total Short-Term Investments (Cost $804,912)		804,912
Total Investments 98.5% (Cost $117,655,714)		126,196,527
Other Assets Less Liabilities 1.5%		1,978,054

Net Assets 100.0%		$128,174,581

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2008.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

26 Schedule of Investments

ICHCX

Management Overview
ICON Healthcare Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ended September 30, 2008, the Fund’s sector-specific benchmark, the S&P 1500 Health Care Index, dropped 11.76%, and its broad benchmark, the S&P Composite 1500 Index, lost 21.27%. The ICON Healthcare Fund trailed its sector-specific benchmark, depreciating 16.43% during the same period, but outperformed its broad benchmark.

Q.	What primary factors were behind the Fund’s relative performance?

A.	A volatile year in equities led to a difficult year for the Health Care sector. A weakening US economy, credit fears, and the failure of several large financial institutions all led to a strong decline of the broad equity market. Fortunately, as the health care sector typically outperforms the market during times of slowdown and recession, losses in the sector were less drastic than those of the broad benchmark.

Rallies in health care were typically a result of investors looking for safety from a steeply declining market. The sector experienced a strong rally in July through mid-August, but fell roughly 9% from August 15, 2008 through the end of the fiscal year as credit crisis fears and the federal bailout plan took its toll on the market. This pattern of volatility led to quick theme changes between cyclical and defensive Health Care industries.

It was difficult for the ICON system to identify sustained industry leadership in this setting. Of the 10 industries we follow in the sector, not one was able to maintain a favorable relative strength reading for more than half of the 12-month period. Industry leaders at the outset of the fiscal year quickly became laggards, and conversely, industries that began the fiscal period as laggards eventually led, only to see their strength fade.

Q.	How did the Fund’s composition affect performance?

A.	The fiscal year witnessed numerous changes and reversals in leadership throughout the Health Care sector. At the outset of the fiscal year, the managed healthcare industry offered the best combination of value and strength according to our analysis, and continued to show increasing strength through the first half of the year. This leadership led to an overweight position in this industry relative to the healthcare benchmark.

Management Overview 27

Within a two-day period in March 2008, two of the largest managed healthcare companies announced that they would miss their earnings target, causing a sharp drop within the industry. On March 11, 2008 the managed healthcare industry dropped more than 17% in one day. Over the course of the entire year managed healthcare declined just over 42%. Our overweight position in the industry led to significant losses in the Fund, causing us to lag the benchmark through the remainder of the year.

Q.	What is your investment outlook for the Healthcare sector?

A.	Despite a difficult fiscal year for the Health Care sector, we are pleased with the Fund’s long-term track record. Our calculations indicate the Health Care sector continues to have significant upside, trading at a 22% discount to our measurement of intrinsic value. In addition, the sector continues to show great leadership over the rest of the market as reflected in its high relative strength values.

In particular, we think the healthcare distributors, managed health care and pharmaceuticals industries continue to show value and leadership. The Fund ended the fiscal year with an overweight position in distributors and, as fiscal year 2008 comes to a close, we see value in pharmaceuticals as well.

28 Management Overview

ICON Healthcare Fund
Industry Composition
as of September 30, 2008

Pharmaceuticals	31.4%
Biotechnology	14.9%
Health Care Equipment	13.3%
Health Care Distributors	12.7%
Health Care Services	7.3%
Managed Health Care	6.6%
Life Sciences Tools & Services	3.7%
Health Care Facilities	1.5%
Life & Health Insurance	1.3%
Household Products	1.1%
Drug Retail	0.9%

94.7%

Percentages are based upon net assets.

ICON Healthcare Fund
Sector Composition
as of September 30, 2008

Health Care	91.4%
Leisure and Consumer Staples	2.0%
Financial	1.3%

94.7%

Percentages are based upon net assets.

ICON Healthcare Fund
Average Annual Total Return
as of September 30, 2008

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	2/24/97	Ratio*	Ratio*
ICON Healthcare Fund	-16.43%	5.91%	8.53%	9.19%	1.21%	1.21%

S&P 1500 Health Care Index	-11.76%	4.20%	3.53%	6.52%	N/A	N/A

S&P Composite 1500 Index	-21.27%	5.65%	3.81%	5.42%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 28, 2008 prospectus for details.

Management Overview 29

ICON Healthcare Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

30 Management Overview

ICON Healthcare Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (94.7%)
125,000	Abbott Laboratories	$7,197,500
90,000	Aetna, Inc.	3,249,900
35,000	Aflac, Inc.	2,056,250
25,434	Amedisys, Inc.(a)(b)	1,237,873
80,000	AmerisourceBergen Corp.	3,012,000
100,000	Amgen, Inc.(a)	5,927,000
60,000	Baxter International, Inc.	3,937,800
10,000	Bayer AG - ADR(b)	729,295
25,000	Becton, Dickinson & Co.	2,006,500
225,000	Bristol-Myers Squibb Co.(b)	4,691,250
30,000	C.R. Bard, Inc.(b)	2,846,100
65,000	Cardinal Health, Inc.	3,203,200
85,000	Celgene Corp.(a)	5,378,800
40,000	Cephalon, Inc.(a)(b)	3,099,600
44,200	CIGNA Corp.	1,501,916
12,500	Colgate-Palmolive Co.	941,875
45,000	Community Health Systems, Inc.(a)	1,318,950
35,000	Covance, Inc.(a)(b)	3,094,350
100,000	Cubist Pharmaceuticals, Inc.(a)(b)	2,223,000
162,500	Eli Lilly & Co.	7,154,875
45,000	Express Scripts, Inc.(a)(b)	3,321,900
90,000	Genzyme Corp.(a)	7,280,100
80,000	Henry Schein, Inc.(a)(b)	4,307,200
45,000	Humana, Inc.(a)	1,854,000
210,800	Johnson & Johnson, Inc.	14,604,224
79,400	K-V Pharmaceutical Co.(a)	1,803,174
11,700	Kimberly-Clark Corp.	758,628
45,000	Laboratory Corp. of America Holdings(a)(b)	3,127,500
50,000	McKesson Corp.	2,690,500
85,000	MedcoHealth Solutions, Inc.(a)	3,825,000
100,000	Medtronic, Inc.	5,010,000
25,000	Mentor Corp.(b)	596,500
170,700	Mylan Laboratories, Inc.(a)(b)	1,949,394
90,000	Owens & Minor, Inc.(b)	4,365,000
115,000	PerkinElmer, Inc.	2,871,550
507,500	Pfizer, Inc.	9,358,300
45,000	Pharmaceutical Product Development, Inc.	1,860,750
140,000	PSS World Medical, Inc.(a)(b)	2,730,000
20,000	Sanofi-Aventis - ADR	657,400
45,000	St. Jude Medical, Inc.(a)	1,957,050
30,000	Stryker Corp.	1,869,000
50,000	Teva Pharmaceutical Industries, Ltd. - ADR(b)	2,289,500
17,500	Thermo Fisher Scientific, Inc.(a)(b)	962,500
40,000	VCA Antech, Inc.(a)(b)	1,178,800
45,000	Walgreen Co.	1,393,200
22,500	WellCare Health Plans, Inc.(a)(b)	810,000

Schedule of Investments 31

Shares or Principal Amount		Value

70,000	WellPoint, Inc.(a)	$3,273,900

Total Common Stocks (Cost $147,348,120)		151,513,104

Short-Term Investments (1.9%)
$3,102,079	Brown Brothers Harriman Time Deposit - U.S. Dollar, 3.47%, 10/01/08#	3,102,079

Total Short-Term Investments (Cost $3,102,079)		3,102,079

Other Securities (24.0%)
38,382,439	Brown Brothers Harriman Securities Lending Investment Fund, 3.07%	$38,382,439

Total Other Securities (Cost $38,382,439)		38,382,439
Total Investments 120.6% (Cost $188,832,638)		192,997,622
Liabilities Less Other Assets (20.6%)		(32,914,806)

Net Assets 100.0%		$160,082,816

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2008.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2008.

ADR	American Depositary Receipt

32 Schedule of Investments

 ICTRX

Management Overview
ICON Industrials Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Industrials Fund lost 21.72% for the fiscal year ended September 30, 2008, outperforming its sector-specific benchmark, the S&P 1500 Industrials Index, which lost 23.33%, but not the broad benchmark, the S&P Composite 1500 Index, which lost 21.27%. Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	At the beginning of the fiscal year, the Industrials sector was trading at about a 14% discount to our measurement of intrinsic value. According to our calculations, 16 of the 21 industries we follow in the sector were undervalued, providing ample opportunity for value-based diversification.

Volatility was a major theme during fiscal year 2008, both in the overall market and within the Industrials sector. The VIX Index, which measures overall market volatility, averaged 23.44 during fiscal year 2008 while its five-year average value is around 16. Additionally, the VIX Index spiked on September 29, 2008 at 46.72 - its highest level since inception of the Index in 1990. This extreme volatility was also seen on an industry basis within the Industrials sector. The fiscal year opened with a 16.5% decline in the Industrials Fund between September 30, 2007 and March 10, 2008. The decline was led by industries such as building products, trading companies & distributors, industrial machinery, construction & farm machinery & heavy trucks, and marine. These industries are economically cyclical and were sold off aggressively in anticipation of a recession.

Subsequently, between March 10, 2008 and May 19, 2008, the Industrials Fund rallied, returning over 16.6%. This advance was led by industries that included coal & consumable fuels, marine, heavy electrical equipment, electrical components & equipment, and industrial machinery. Unfortunately, this advance was short lived, as the Fund again fell over 15.5% in just over a month and a half between May 19, 2008 and July 2, 2008. This decline was almost an exact mirror of the prior rally, with the marine, construction & farm machinery & heavy trucks, and electrical components & equipment industries leading the way down.

The year came to a close with two more sharp movements. Between July 2, 2008 and August 15, 2008, the Fund advanced over 12% with the

Management Overview 33

trucking, building products, and aerospace & defense industries accounting for much of those gains. And, finally, between August 15, 2008 and September 30, 2008, the Industrials Fund fell over 14.9% with the marine, trucking, construction & farm machinery & heavy trucks, and airline industries leading the decline.

Throughout the fiscal year, many of the same industries that led the Industrials sector on the upside would subsequently fall the most on the downside. This lack of a sustainable industry-based theme proved especially challenging for the ICON system.

Q.	How did the Fund’s composition affect performance?

A.	On an industry basis, only five industries produced positive returns during fiscal year 2008: railroads, coal & consumable fuels, environmental & facilities, heavy electrical equipment, and diversified support services. Out of these five industries, the Fund’s large railroads industry allocation (an allocation based on solid combinations of value and relative strength) contributed significantly to absolute performance.

Seventeen of the 21 industries that were allocated to the Fund during fiscal year 2008 produced negative returns. This statistic reflects the overall breadth of the sell-off within the Industrials sector. Out of those 17 industries, the industrials conglomerates, aerospace & defense, construction & farm machinery & heavy trucks, marine, and industrial machinery industries detracted the most from absolute Fund performance. The average position held in these industries over the course of the year constituted about 59% of the Industrials Fund.

Q.	What is your investment outlook for the Industrials sector?

A.	At the close of the fiscal year, the Industrials sector was the third most undervalued of the nine sectors we track, with a value-to-price ratio of 1.41. Additionally, this valuation was very broad, as all 23 industries that we track within the Industrials sector were trading at a discount to our calculation of intrinsic value. We will closely monitor valuations at the company level, however, as the Industrials sector is tied to the economic cycle and any type of global slowdown could cause significant decreases in long-term growth rates. Nonetheless, with its broad-based value and diversity of businesses, we believe the Industrials sector will present opportunities for many investors.

34 Management Overview

ICON Industrials Fund
Industry Composition
as of September 30, 2008

Railroads	14.8%
Industrial Conglomerates	11.3%
Trading Companies & Distributors	10.5%
Industrial Machinery	10.4%
Aerospace & Defense	10.3%
Building Products	6.9%
Construction & Farm Machinery & Heavy Trucks	6.9%
Air Freight & Logistics	6.7%
Trucking	6.1%
Electrical Components & Equipment	5.5%
Office Services & Supplies	4.7%
Airlines	2.1%
Human Resource & Employment Services	1.3%
Research & Consulting Services	0.8%

98.3%

Percentages are based upon net assets.

ICON Industrials Fund
Sector Composition
as of September 30, 2008

Industrials	98.3%

Percentages are based upon net assets.

ICON Industrials Fund
Average Annual Total Return
as of September 30, 2008

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	5/9/97	Ratio*	Ratio*
ICON Industrials Fund	-21.72%	9.35%	5.45%	4.45%	1.28%	1.28%

S&P 1500 Industrials Index	-23.33%	7.74%	5.58%	5.36%	N/A	N/A

S&P Composite 1500 Index	-21.27%	5.65%	3.81%	5.33%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 28, 2008 prospectus for details.

Management Overview 35

ICON Industrials Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

36 Management Overview

Icon Industrials Fund
Schedule Of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks(98.3%)
25,000	3M Co.	$1,707,750
50,000	Actuant Corp. - Class A(b)	1,262,000
40,000	Acuity Brands, Inc.	1,670,400
30,000	AMETEK, Inc.	1,223,100
100,000	Apogee Enterprises, Inc.	1,503,000
25,800	Arkansas Best Corp.(b)	869,202
23,500	Astec Industries, Inc.(a)(b)	724,505
30,000	Avery Dennison Corp.(b)	1,334,400
51,800	Briggs & Stratton Corp.(b)	838,124
70,000	Burlington Northern Santa Fe Corp.(b)	6,470,100
50,000	Canadian National Railway Co. - ADR	2,391,500
80,000	Caterpillar, Inc.	4,768,000
45,000	Con-way, Inc.	1,984,950
50,000	Cooper Industries, Ltd. - Class A(b)	1,997,500
60,000	CSX Corp.	3,274,200
50,000	Cummins, Inc.	2,186,000
25,000	Danaher Corp.(b)	1,735,000
75,000	Delta Air Lines, Inc.(a)(b)	558,750
50,000	Dover Corp.	2,027,500
40,000	Dynamex, Inc.(a)	1,138,400
16,000	Eaton Corp.	898,880
30,000	EnPro Industries, Inc.(a)(b)	1,114,800
16,000	Esterline Technologies Corp.(a)	633,440
30,000	FedEx Corp.	2,371,200
40,000	GATX Corp.	1,582,800
460,000	General Electric Co.	11,730,000
50,000	Houston Wire & Cable Co.(b)	858,500
50,000	Illinois Tool Works, Inc.	2,222,500
70,000	Kennametal, Inc.(b)	1,898,400
50,000	Kforce, Inc.(a)	510,500
100,000	Knoll, Inc.	1,512,000
10,000	L-3 Communications Holdings, Inc.	983,200
40,000	Lockheed Martin Corp.	4,386,800
150,000	Masco Corp.(b)	2,691,000
60,000	MSC Industrial Direct Co., Inc. - Class A(b)	2,764,200
110,000	NCI Building Systems, Inc.(a)(b)	3,492,500
200,000	Pacer International, Inc.(b)	3,294,000
10,000	Parker Hannifin Corp.	530,000
50,000	Pitney Bowes, Inc.	1,663,000
7,000	Precision Castparts Corp.	551,460
35,000	Raytheon Co.	1,872,850
45,000	Resources Connection, Inc.(a)	1,013,850
18,000	Robert Half International, Inc.(b)	445,500

Schedule of Investments 37

Shares or Principal Amount		Value

12,000	Rockwell Collins, Inc.	$577,080
25,000	Roper Industries, Inc.	1,424,000
35,000	Ryder System, Inc.(b)	2,170,000
68,900	Saia, Inc.(a)	914,992
6,000	Siemens AG - ADR	563,340
38,400	Simpson Manufacturing Co., Inc.(b)	1,040,256
100,000	SkyWest, Inc.(b)	1,598,000
16,200	Suntech Power Holdings Co., Ltd. - ADR(a)(b)	581,094
60,000	Sykes Enterprises, Inc.(a)	1,317,600
25,000	The Toro Co.	1,032,500
13,800	Triumph Group, Inc.	630,798
35,000	TrueBlue, Inc.(a)	565,600
50,000	UAL Corp.	439,500
90,000	Union Pacific Corp.(b)	6,404,400
25,000	United Parcel Service, Inc. - Class B	1,572,250
55,000	United Technologies Corp.	3,303,300
25,000	W.W. Grainger, Inc.(b)	2,174,250
70,000	Watsco, Inc.(b)	3,519,600
20,000	Watts Water Technologies, Inc. - Class A(b)	547,000
70,000	WESCO International, Inc.(a)	2,252,600
150,000	YRC Worldwide, Inc.(a)(b)	1,794,000

Total Common Stocks (Cost $135,477,009)		123,107,921

Short-Term Investments (0.8%)
$1,046,370	Brown Brothers Harriman Time Deposit - U.S. Dollar, 3.47%, 10/01/08#	1,046,370

Total Short-Term Investments (Cost $1,046,370)		1,046,370

Other Securities (29.6%)
37,121,275	Brown Brothers Harriman Securities Lending Investment Fund, 3.07%	37,121,275

Total Other Securities (Cost $37,121,275)		37,121,275
Total Investments 128.7% (Cost $173,644,654)		161,275,566
Liabilities Less Other Assets (28.7%)		(35,989,233)

Net Assets 100.0%		$125,286,333

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2008.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2008.

ADR	American Depositary Receipt

38 Schedule of Investments

 ICTEX

Management Overview
ICON Information Technology Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The Fund underperformed its benchmark for the fiscal year ended September 30, 2008. The Fund declined 28.68%, while its benchmark, the S&P 1500 Information Technology Composite Index, fell 23.54%.

Additionally, the Fund lagged its broad benchmark, the S&P Composite 1500 Index, which lost 21.27% over the same period and the NASDAQ Composite Index which lost 21.92% for the period. Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	This volatile period in the U.S. equity market was marked by two factors: the subprime lending disaster and the related meltdown in housing prices. These two factors eviscerated earnings on homebuilding and sent financial-related equities into a freefall.

The subprime lending and housing debacles sent ripples across all market sectors. Every sector experienced sharp declines, except consumer staples issues, which, though down, held up better than equities in all other sectors of the market. Although we saw value in the Technology sector at the start of the fiscal year, investor fear based on the subprime lending crisis crushed investor sentiment across the entire market and technology stocks were not spared.

Amid this backdrop of pervasive fear concerning the economic outlook, investors shunned areas of the market having even a hint of a cyclical bent. Consequently, the Technology sector fell more than the broader market as defined by the S&P 1500 Composite Index. In addition, stocks recognized as “value” plays underperformed stocks recognized as “growth” investments. The S&P 500 Growth Index (SGX) was down 19.44% for fiscal year 2008, while the S&P 500 Value Index (SVX) declined 24.50%. Since our investment style at ICON is predominantly value based, our Information Technology Fund faced a general headwind that made it difficult to outperform our sector index.

Management Overview 39

Q.	How did the Fund’s composition affect performance?

A.	At ICON we focus on industry selection based on our estimation of value and relative strength. When we identify industries that have value and which are leading the market higher, we naturally tilt our sector fund to those industries. Within the Information Technology Sector Fund we track fifteen separate and distinct industries. Over the past year, the Fund’s over- and underweight positions affected its performance.

On the positive side, the Fund’s performance relative to the S&P 1500 Information Technology Composite Index was favorably influenced by two industries: communications equipment and computer storage & peripherals. These two industries combined accounted for approximately 2.6% of positive relative performance versus the S&P 1500 Information Technology Composite Index.

The Fund’s performance relative to its benchmark was negatively impacted by four industries, however: internet software & services, computer hardware, systems software, and technology distributors. Combined, these industries accounted for around 7.4% of negative relative performance versus the S&P 1500 Information Technology Composite Index.

Q.	What is your investment outlook for the Information Technology Sector.

A.	As this volatile 12-month period in the U.S. equity market came to a close, fear and pessimism evidently caused investors to sell stocks well below our calculation of intrinsic value. As a result, we believe we’ve entered a new period - one that, by our estimation, may present investors with many bargains in the market. We believe bargains exist across the spectrum of the economic sectors we track, including the Technology sector.

In fact, as the fiscal year ended, the average technology stock in our database was trading at about a 28% discount to our calculation of its intrinsic value. Accordingly, we believe information technology issues now have significant upside potential.

40 Management Overview

ICON Information Technology Fund
Industry Composition
as of September 30, 2008

Computer Hardware	16.2%
Systems Software	13.1%
Data Processing & Outsourced Services	10.5%
Semiconductors	9.4%
Communications Equipment	9.2%
Technology Distributors	8.0%
IT Consulting & Other Services	7.0%
Internet Software & Services	6.7%
Electronic Equipment Manufacturers	5.3%
Application Software	3.4%
Office Services & Supplies	2.6%
Electronic Manufacturing Services	1.4%
Computer Storage & Peripherals	1.2%

94.0%

Percentages are based upon net assets.

ICON Information Technology Fund
Sector Composition
as of September 30, 2008

Information Technology	91.4%
Industrials	2.6%

94.0%

Percentages are based upon net assets.

ICON Information Technology Fund
Average Annual Total Return
as of September 30, 2008

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	2/19/97	Ratio*	Ratio*
ICON Information Technology Fund	-28.68%	-1.01%	8.98%	7.28%	1.23%	1.23%

S&P 1500 Information Technology Index	-23.54%	2.59%	0.81%	3.74%	N/A	N/A

NASDAQ Composite Index	-21.92%	3.95%	2.66%	4.27%	N/A	N/A

S&P Composite 1500 Index	-21.27%	5.65%	3.81%	5.38%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 28, 2008 prospectus for details.

Management Overview 41

ICON Information Technology Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

42 Management Overview

ICON Information Technology Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (94.0%)
126,100	Accenture, Ltd. - Class A	$4,791,800
106,500	Altera Corp.(b)	2,202,420
62,300	Anixter International, Inc.(a)(b)	3,707,473
91,500	Arrow Electronics, Inc.(a)	2,399,130
108,600	Avnet, Inc.(a)	2,674,818
5,700	Baidu.com, Inc. - ADR(a)	1,414,911
108,700	Benchmark Electronics, Inc.(a)(b)	1,530,496
116,500	Blue Coat Systems, Inc.(a)(b)	1,653,135
84,200	CACI International, Inc. - Class A(a)(b)	4,218,420
277,900	Cisco Systems, Inc.(a)	6,269,424
95,700	Cognex Corp.(b)	1,929,312
38,700	Coherent, Inc.(a)	1,375,785
199,800	Commvault Systems, Inc.(a)	2,407,590
74,300	Computer Sciences Corp.(a)	2,981,659
153,200	Convergys Corp.(a)	2,264,296
120,700	CSG Systems International, Inc.(a)	2,115,871
70,800	CTS Corp.	904,824
81,100	Daktronics, Inc.(b)	1,351,126
43,900	FactSet Research Systems, Inc.(b)	2,293,775
113,000	Fiserv, Inc.(a)	5,347,160
79,000	FLIR Systems, Inc.(a)	3,035,180
150,000	Gartner, Inc.(a)	3,402,000
186,300	Gevity HR, Inc.	1,356,264
7,900	Google, Inc. - Class A(a)	3,164,108
83,900	Harris Corp.	3,876,180
103,300	Heartland Payment Systems, Inc.(b)	2,640,348
232,400	Hewlett-Packard Co.	10,746,176
217,900	Insight Enterprises, Inc.(a)	2,922,039
505,300	Intel Corp.	9,464,269
129,400	International Business Machines Corp.	15,134,624
261,600	Macrovision Solutions Corp.(a)	4,023,408
96,800	Microsemi Corp.(a)(b)	2,466,464
399,400	Microsoft Corp.(b)	10,659,986
60,400	National Instruments Corp.	1,815,020
142,000	NCR Corp.(a)	3,131,100
122,300	NETGEAR, Inc.(a)	1,834,500
75,200	Open Text Corp.(a)(b)	2,600,416
202,100	Oracle Corp.(a)	4,104,651
125,600	Polycom, Inc.(a)	2,905,128
69,900	SAP AG - ADR(b)	3,734,757
91,900	ScanSource, Inc.(a)	2,645,801
20,300	SINA Corp.(a)	714,560
37,300	Sohu.com, Inc.(a)(b)	2,079,475
210,300	Sykes Enterprises, Inc.(a)(b)	4,618,188
70,950	Synaptics, Inc.(a)(b)	2,144,109
119,779	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR(b)	1,122,329
230,300	VASCO Data Security International, Inc.(a)(b)	2,385,908

Schedule of Investments 43

Shares or Principal Amount		Value

28,700	Visa, Inc. - Class A(b)	$1,761,893
53,900	VistaPrint, Ltd.(a)	1,770,076
70,800	Xilinx, Inc.(b)	1,660,260

Total Common Stocks (Cost $172,655,738)		167,752,642

Short-Term Investments (10.7%)
$19,015,975	Brown Brothers Harriman Time Deposit - U.S. Dollar, 3.47%, 10/01/08#	19,015,975

Total Short-Term Investments (Cost $19,015,975)		19,015,975

Other Securities (22.9%)
40,937,108	Brown Brothers Harriman Securities Lending Investment Fund, 3.07%	$40,937,108

Total Other Securities (Cost $40,937,108)		40,937,108
Total Investments 127.6% (Cost $232,608,821)		227,705,725
Liabilities Less Other Assets (27.6%)		(49,255,237)

Net Assets 100.0%		$178,450,488

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2008.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2008.

ADR	American Depositary Receipt

44 Schedule of Investments

 ICLEX

Management Overview
ICON Leisure and Consumer Staples Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Leisure and Consumer Staples Fund lost 17.40% for the fiscal year ended September 30, 2008. The Fund thus underperformed one of its sector-specific benchmarks, the S&P 1500 Consumer Staples Index, which returned 0.36%, but outperformed its other sector specific benchmark, the S&P 1500 Consumer Discretionary Index, which returned -22.96%. Although neither index is an ideal comparison, together they provide a suitable reference for the Fund’s overall performance in its sectors.

The Fund outperformed its broad benchmark, the S&P Composite 1500 Index, which lost 21.27% over the same period. Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The market was dominated this fiscal year by the subprime mortgage meltdown, the financial crisis that followed, and fear that the crisis would spread beyond the financial sector.

At the close of this fiscal year the Bush Administration, in conjunction with Treasury Secretary Paulson and Federal Reserve Chairman Bernanke, proposed a $700 billion market stabilization bill. The stock market, as measured by the S&P 1500, fell 8.55% after Congress failed to pass the bill. Other market indices suffered similar dramatic declines.

Additionally, unprecedented market volatility made it difficult for the Fund to capitalize on ICON’s ability to identify themes. The VIX Index measures volatility as it relates to option pricing. The VIX increased from 18 at the end of September 2007 to 39.39 at the end of September 2008. Throughout the year discretionary industries like restaurant and leisure products struggled to lead the market, but would inevitably (and often quickly) give way to leadership from staples industries like tobacco. These sharp theme reversals had an adverse effect on Fund performance, as we had difficulty identifying clear and consistent leadership within this volatile environment.

Management Overview 45

Q.	How did the Fund’s composition affect performance?

A.	Several industries had a notable effect on Fund performance. The movies & entertainment industry was the Fund’s largest detractor, accounting for about 2.6% of the Fund’s losses. Strong sell-offs in News Corp. and Viacom Inc. during the fiscal year led the industry lower. Restaurants - in particular Ruby Tuesday’s and Sonic Corp. - were the Fund’s second largest detractor, accounting for approximately 2.3% of the Fund’s losses.

The Fund’s largest contributors included Wal-Mart and the other hypermarkets, which helped offset losses by almost 1%. Brewers also helped offset some of the Fund’s losses.

Q.	What is your investment outlook for the Leisure and Consumer Staples sector?

A.	At fiscal year end, we measure the Leisure and Consumer Staples sector to be trading with a value to price ratio of 1.29, indicating upside potential.

The Federal Reserve and the US Treasury have taken unprecedented action in addressing the liquidly issue that is dominating the current market. We believe these measures will, in time, help free up balance sheets, restore lending activity and ultimately encourage economic growth. This growth should be a positive development for the Leisure and Consumer Staples sector.

The Fund will continue to focus on the industries we determine have favorable value to price and relative strength ratios. As fiscal year 2008 comes to a close, the Fund has notable positions in house hold products and restaurants. In accordance with our sell discipline, we will pare our positions in these industries if they do not meet our relative strength requirements.

46 Management Overview

ICON Leisure and Consumer Staples Fund
Industry Composition
as of September 30, 2008

Household Products	13.9%
Restaurants	10.3%
Movies & Entertainment	9.7%
Leisure Products	8.7%
Packaged Foods & Meats	6.6%
Soft Drinks	5.1%
Hypermarkets & Super Centers	4.6%
Tobacco	4.5%
Cable & Satellite	4.3%
Hotels Resorts & Cruise Lines	4.1%
Leisure Facilities	3.8%
Drug Retail	3.6%
Specialty Stores	3.3%
Broadcasting & Cable TV	3.1%
Publishing	3.1%
Personal Products	2.0%
Food Retail	1.9%
Casinos & Gaming	1.9%
Food Distributors	1.4%
Motorcycle Manufacturers	1.3%
Distillers & Vintners	1.0%

98.2%

Percentages are based upon net assets.

ICON Leisure and Consumer Staples Fund
Sector Composition
as of September 30, 2008

Leisure and Consumer Staples	93.6%
Consumer Discretionary	4.6%

98.2%

Percentages are based upon net assets.

ICON Leisure and Consumer Staples Fund
Average Annual Total Return
as of September 30, 2008

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	5/9/97	Ratio*	Ratio*
ICON Leisure and Consumer Staples Fund	-17.40%	3.24%	6.69%	7.41%	1.41%	1.41%

S&P 1500 Consumer Discretionary Index	-22.96%	1.46%	2.23%	4.12%	N/A	N/A

S&P 1500 Consumer Staples Index	0.36%	9.13%	5.63%	6.20%	N/A	N/A

S&P Composite 1500 Index	-21.27%	5.65%	3.81%	5.34%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 28, 2008 prospectus for details.

Management Overview 47

ICON Leisure and Consumer Staples Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

48 Management Overview

ICON Leisure and Consumer Staples Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (98.2%)
30,600	Altria Group, Inc.	$607,104
20,500	Avon Products, Inc.	852,185
16,200	Bally Technologies, Inc.(a)	490,536
66,700	Big 5 Sporting Goods Corp.	688,344
19,700	Bob Evans Farms, Inc.(b)	537,613
48,600	Borders Group, Inc.	318,816
44,600	Brinker International, Inc.	797,894
9,400	British American Tobacco PLC - ADR	582,800
42,500	Callaway Golf Co.(b)	597,975
26,700	CBRL Group, Inc.(b)	702,210
6,700	CEC Entertainment, Inc.(a)	222,440
12,400	Church & Dwight Co., Inc.(b)	769,916
52,000	CKE Restaurants, Inc.	551,200
92,600	Comcast Corp. - Class A	1,817,738
31,600	ConAgra Foods, Inc.	614,936
19,100	Constellation Brands, Inc.(a)	409,886
23,800	CVS Caremark Corp.	801,108
27,800	Darden Restaurants, Inc.	795,914
19,600	Dick’s Sporting Goods, Inc.(a)	383,768
14,600	Energizer Holdings, Inc.(a)(b)	1,176,030
4,600	Fomento Economico Mexicano S.A.B. de C.V. - ADR	175,444
10,200	H.J. Heinz Co.	509,082
14,800	Harley-Davidson, Inc.(b)	552,040
9,900	Hormel Foods Corp.	359,172
19,900	Jack in the Box, Inc.(a)	419,890
14,600	Kimberly-Clark Corp.	946,664
17,500	Kraft Foods, Inc. - Class A	573,125
29,100	Kroger Co.	799,668
20,200	Life Time Fitness, Inc.(a)(b)	631,654
24,700	Marriott International, Inc. - Class A	644,423
43,500	Mattel, Inc.	784,740
9,000	McCormick & Co., Inc.	346,050
29,700	Meredith Corp.(b)	833,085
26,900	Monarch Casino & Resort, Inc.(a)	306,391
91,900	Nautilus, Inc.(a)(b)	419,983
30,036	News Corp. - Class A	360,132
18,600	PepsiAmericas, Inc.	385,392
12,800	PepsiCo, Inc.	912,256
25,100	Polaris Industries, Inc.(b)	1,141,799

Schedule of Investments 49

Shares or Principal Amount		Value

31,200	Pool Corp.(b)	$727,896
36,100	Procter & Gamble Co.	2,515,809
46,100	Rentrak Corp.(a)	637,563
15,100	Reynolds American, Inc.	734,162
25,300	Royal Caribbean Cruises, Ltd.(b)	524,975
12,400	Spartan Stores, Inc.	308,512
21,800	Speedway Motorsports, Inc.	424,664
20,800	Starbucks Corp.(a)	309,296
6,700	The Clorox Co.(b)	420,023
50,600	The DIRECTV Group, Inc.(a)	1,324,202
23,500	The Pepsi Bottling Group, Inc.	685,495
17,500	The Thomson Corp.(b)	477,225
67,470	The Walt Disney Co.	2,070,654
76,300	Time Warner, Inc.	1,000,293
12,800	Unilever PLC - ADR	348,288
12,500	United Natural Foods, Inc.(a)(b)	312,375
15,900	Vail Resorts, Inc.(a)(b)	555,705
32,600	Wal-Mart Stores, Inc.(b)	1,952,414
22,800	Walgreen Co.	705,888
34,400	Wyndham Worldwide Corp.	540,424

Total Common Stocks (Cost $43,318,673)		41,395,266

Short-Term Investments (1.7%)
$714,380	Brown Brothers Harriman Time Deposit - U.S. Dollar, 3.47%, 10/01/08#	714,380

Total Short-Term Investments (Cost $714,380)		714,380

Other Securities (26.8%)
11,291,030	Brown Brothers Harriman Securities Lending Investment Fund, 3.07%	11,291,030

Total Other Securities (Cost $11,291,030)		11,291,030
Total Investments 126.7% (Cost $55,324,083)		53,400,676
Liabilities Less Other Assets (26.7%)		(11,261,445)

Net Assets 100.0%		$42,139,231

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2008.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2008.

ADR	American Depositary Receipt

50 Schedule of Investments

 ICBMX

Management Overview
ICON Materials Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Materials Fund lost 23.79% for the fiscal year ended September 30, 2008, while its sector-specific benchmark, the S&P 1500 Materials Index, lost 21.17%, and its broad benchmark, the S&P Composite 1500 Index, lost 21.27%. Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Fiscal year 2008 proved to be a very challenging year for the ICON Materials Fund. With unprecedented volatility and industry theme reversals, the ICON Materials Fund lagged both its sector-specific benchmark and its broad market benchmark.

The Fund entered the fiscal year with the Materials sector reflecting a value-to-price ratio of 0.97. Under the ICON methodology, this value-to-price ratio suggests that for each dollar invested you would receive only 0.97 cents in value. While the majority of the industries within the Materials sector had not reached our value-based sell discipline, the Fund’s holdings were diversified into other sectors, such as Industrials and Energy, where we determined value was more prevalent. Additionally, we also established a larger cash position in order to mitigate the risk of holding overvalued stocks and industries. Over the course of the fiscal year, these positions were adjusted as strong combinations of both value and relative strength became available within the Materials sector.

Volatility was a major theme during fiscal year 2008, both in the overall market and within the Materials sector. The VIX Index, which measures overall market volatility, averaged 23.44 during fiscal year 2008 while its 5 year average is around 16. Additionally, the VIX Index spiked on September 29, 2008 at a value of 46.72 which, at the time, was the highest level seen since the inception of the Index in 1990. Moreover, physical commodities, which the Materials sector is closely tied to, experienced significant price movements. Gold opened the fiscal year trading at 747.20, spiked up to 1002.95 on March 14, 2008, sold off all the way down to 745.28 on September 11, 2008, and finished the fiscal year up 16.56% at 870.95. The RJ/CRB Commodity Price Index - which follows 19 different types of commodities including copper, oil, and

Management Overview 51

aluminum - opened the year trading at 332.32, increased over 42% to close at 473.52 on July 2, 2008, and fell over 27% to close the fiscal year up only 3.97% at 345.50.

ICON utilizes value-based, industry-rotation to lock onto market themes. Extreme volatility of the sort we’ve experienced over the last six to nine months makes it difficult for ICON to identify a consistent theme and presents a challenge in the short-term for our system.

Q.	How did the Fund’s composition affect performance?

A.	In order to better analyze Fund performance for fiscal year 2008, it is important to look at the year over two distinct time periods.

The first time period is from September 30, 2007 through May 16, 2008. During these seven and a half months, the ICON Materials Fund returned 9.61% compared to the broad market S&P 1500 Index which lost 4.99%. The top Materials industries that contributed the most to absolute performance include fertilizers & agricultural chemicals, industrial gases, aluminum, diversified metals & mining, and steel. These four industries on average comprised approximately 58% of the ICON Materials Fund during this time period. Additionally, industries within both the Industrials and Energy sectors - railroads, trucking, oil & gas drilling, and industrial machinery - contributed positively to overall performance.

Materials industries that detracted from overall performance during this time period include commodity chemicals, gold, and specialty chemicals.

The second time period is from May 19, 2008 through September 30, 2008. During this four and a half month period the ICON Materials Fund declined 29.98% while the S&P 1500 Index declined 17.18%. Additionally, the sell off was broad based during this time, as only two industries - industrial machinery and metal & glass containers - produced positive returns, while all other industries within the Materials sector produced double digit declines.

Materials industries that detracted the most from overall performance during this time period include fertilizers & agricultural chemicals, diversified metals & mining, steel, aluminum, and industrial gases. Interestingly enough, the same industry positions that contributed the most to overall performance during the first time period were the same industries that declined the most during the second time period. This unusual volatility reflects the lack of a sustainable theme and emphasizes the challenges presented during this fiscal year.

Looking at the full time period, industries that contributed to absolute performance were metal & glass containers, railroads, and industrial

52 Management Overview

machinery. These three industries constituted approximately 7.5% of Fund assets on average during the fiscal year.

Industries that detracted the most from absolute performance during the full fiscal year include diversified metals & mining, steel, fertilizers & agricultural chemicals, aluminum, and specialty chemicals. These five industries constituted approximately 58.5% of the Fund’s assets on average during the fiscal year.

Q.	What is your investment outlook for the Materials sector?

A.	At the close of the fiscal year, the Materials sector was the second most undervalued of the nine we track, with a value-to-price ratio of 1.42. However, the Materials sector also exhibited the second lowest relative strength reading at 0.89. Because of this discrepancy between value and relative strength, the Fund ended fiscal year 2008 with a more defensive strategy of establishing a large cash position while continuing to allocate into other sectors that display better combinations of both value and relative strength. Additionally, company-based valuations will be monitored closely as any type of global economic slowdown could significantly influence company growth estimates within the Materials sector.

That said, we have not seen a value-to-price ratio above 1.40 since June 30, 2003 - which was the beginning of the last bull market rally within this sector. By establishing a large cash position in the Fund we hope to be able to take advantage of any future upside by aggressively allocating towards areas that reflect strong combinations of value and relative strength.

Management Overview 53

ICON Materials Fund
Industry Composition
as of September 30, 2008

Fertilizers & Agricultural Chemicals	18.4%
Diversified Chemicals	18.2%
Specialty Chemicals	10.0%
Paper Packaging	8.5%
Industrial Gases	8.3%
Metal & Glass Containers	7.0%
Railroads	6.7%
Building Products	4.9%
Trucking	3.6%
Aluminum	3.0%
Diversified Metals & Mining	2.2%
Construction Materials	1.5%
Commodity Chemicals	1.0%
Steel	0.5%

93.8%

Percentages are based upon net assets.

ICON Materials Fund
Sector Composition
as of September 30, 2008

Materials	78.6%
Industrials	15.2%

93.8%

Percentages are based upon net assets.

ICON Materials Fund
Average Annual Total Return
as of September 30, 2008

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	5/5/97	Ratio*	Ratio*
ICON Materials Fund	-23.79%	18.21%	8.33%	3.73%	1.33%	1.33%

S&P 1500 Materials Index	-21.17%	11.63%	7.64%	6.10%	N/A	N/A

S&P Composite 1500 Index	-21.27%	5.65%	3.81%	5.28%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 28, 2008 prospectus for details.

54 Management Overview

ICON Materials Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 55

ICON Materials Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (93.8%)
25,000	Agrium, Inc.	$1,402,000
100,000	Air Products & Chemical, Inc.	6,849,000
60,000	Airgas, Inc.	2,979,000
75,000	Albemarle Corp.	2,313,000
160,000	Alcoa, Inc.	3,612,800
30,000	Anglo American PLC - ADR	501,900
70,600	Apogee Enterprises, Inc.	1,061,118
70,000	Arch Chemicals, Inc.(b)	2,471,000
30,000	Ashland, Inc.	877,200
100,000	Bemis Co., Inc.	2,612,000
20,000	BHP Billiton PLC - ADR(b)	918,200
25,000	Burlington Northern Santa Fe Corp.(b)	2,310,750
75,000	Cabot Corp.	2,383,500
35,001	Cemex S.A.B. de C.V - ADR(a)(b)	602,717
20,000	CF Industries Holdings, Inc.	1,829,200
60,000	Companhia Vale do Rio Doce - ADR(b)	1,149,000
30,000	Con-way, Inc.	1,323,300
28,000	CRH PLC - ADR(b)	596,960
45,000	CSX Corp.	2,455,650
275,000	Dow Chemical Co.(b)	8,739,500
150,000	E.I. du Pont de Nemours and Co.	6,045,000
50,000	Greif, Inc. - Class A	3,281,000
50,000	International Flavors & Fragrances, Inc.	1,973,000
45,000	Lubrizol Corp.	1,941,300
133,300	Masco Corp.(b)	2,391,402
160,000	Monsanto Co.	15,836,800
215,000	Myers Industries, Inc.	2,711,150
75,000	NCI Building Systems, Inc.(a)(b)	2,381,250
90,000	Pactiv Corp.(a)	2,234,700
10,000	Potash Corp. of Saskatchewan, Inc.	1,320,100
60,000	PPG Industries, Inc.	3,499,200
100,000	RPM International, Inc.	1,934,000
30,000	Ryder System, Inc.(b)	1,860,000
160,000	Sealed Air Corp.(b)	3,518,400
130,000	Sonoco Products Co.	3,858,400
120,000	Spartech Corp.	1,188,000
30,000	Terra Industries, Inc.	882,000
15,000	Texas Industries, Inc.(b)	612,900
25,000	The Scotts Miracle-Gro Co.	591,000
59,000	The Valspar Corp.	1,315,110
45,000	Union Pacific Corp.(b)	3,202,200
40,000	Worthington Industries, Inc.(b)	597,600

56 Schedule of Investments

Shares or Principal Amount		Value

85,000	YRC Worldwide, Inc.(a)(b)	$1,016,600

Total Common Stocks (Cost $118,117,754)		111,178,907

Short-Term Investments (6.9%)
$8,151,642	Brown Brothers Harriman Time Deposit - U.S. Dollar, 3.47%, 10/01/08#	8,151,642

Total Short-Term Investments (Cost $8,151,642)		8,151,642

Other Securities (15.1%)
17,967,153	Brown Brothers Harriman Securities Lending Investment Fund, 3.07%	$17,967,153

Total Other Securities (Cost $17,967,153)		17,967,153
Total Investments 115.8% (Cost $144,236,549)		137,297,702
Liabilities Less Other Assets (15.8%)		(18,775,283)

Net Assets 100.0%		$118,522,419

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2008.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2008.

ADR	American Depositary Receipt

Schedule of Investments 57

 ICTUX

Management Overview
ICON Telecommunication & Utilities Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Telecommunication & Utilities Fund lost 23.01% for the fiscal year ended September 30, 2008, outperforming the 33.25% loss of the S&P 1500 Telecommunication Services Index and underperforming the 12.72% loss of the S&P 1500 Utilities Index. Although neither sector-specific benchmark is an ideal comparison, together they provide a suitable reference for the Fund’s overall performance in its sectors.

Additionally, the Fund lagged its broad benchmark, the S&P Composite 1500 Index, which lost 21.27% over the same period. Total returns for other periods as of September 30, 2008 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Telecommunications and Utilities sectors were not impervious to the recession fears and the credit crunch that gripped the global financial markets this year. As seen from the returns above, the Utility sector proved to be more recession proof than the Telecommunication Services sectors and this fact detracted from the Fund’s relative performance as we leaned toward what we perceived to be greater value in the Telecommunication Services sector.

Despite the fact that our major Telecommunication Services holdings, mainly Verizon and AT&T, experienced positive growing earnings over the year, the market still punished their shares on fears these earnings would eventually decline in the face of a much anticipated recession. As recession fears rose, utilities outperformed the overall market, with investors seeking the perceived safety of that sector’s earnings and dividends.

Q.	How did the Fund’s composition affect performance?

A.	Although seven of the eight industry groups within the Telecommunication Services and Utility sectors experienced double digit losses over the year, the Utility sector fared slightly better and an underweight position here detracted from the Fund’s performance. The Multi-Utility industry led all industries within the two sectors with a loss of approximately 8.4%, and an underweight position within this industry hindered performance. Both the Electric Utility and Gas Utility Industries fell by just over 10% and underweight positions here also negatively affected

58 Management Overview

performance. Despite the Utility sector’s better overall performance, the sector also held the worst performing industry, Independent Power Producers & Energy Traders, and the Fund’s underweight and outperforming position in this industry aided performance.

In the Telecommunications Services sector, the S&P 1500 Wireless Industry fell about 54% and the Fund’s underweight and outperforming industry position aided performance. However the Integrated Telecommunication Services Industry also fell nearly 30% on recession fears and a large position here weighed down the Fund’s performance. Small positions in outside related industries, Aerospace & Defense, Alternative Carriers, Coal & Consumable Fuels, and Computer Hardware, generated positive returns and added slightly to performance.

Q.	What is your investment outlook for the Telecommunication & Utilities sectors?

A.	Given that these two “recession proof” sectors have been dragged down with the rest of the financial world by recession and credit concerns, and given that their stocks have not seen a significant reduction in earnings or forward looking earnings, we see more value in the Telecommunication & Utilities sectors than we have seen in some time. At fiscal year end, the overall value to price ratio for the combined sectors stands at 1.27. Although we believe the Utility industries continue to carry less value than their Telecommunication Services peers, their robust relative strength in one of the most difficult equity market environments in history makes them extremely attractive. Going forward we expect to allocate more funds toward these Utility industries and away from their more discretionary Telecommunication Services peers.

Management Overview 59

ICON Telecommunication & Utilities Fund
Industry Composition
as of September 30, 2008

Integrated Telecommunication Services	39.1%
Electric Utilities	32.2%
Multi-Utilities	16.3%
Communications Equipment	1.9%
Aerospace & Defense	1.7%
Alternative Carriers	1.4%
Wireless Telecommunication Services	0.8%
Water Utilities	0.5%
Gas Utilities	0.3%

94.2%

Percentages are based upon net assets.

ICON Telecommunication & Utilities Fund
Sector Composition
as of September 30, 2008

Telecommunications & Utilities	90.6%
Information Technology	1.9%
Industrials	1.7%

94.2%

Percentages are based upon net assets.

ICON Telecommunication & Utilities Fund
Average Annual Total Return
as of September 30, 2008

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	7/9/97	Ratio*	Ratio*
ICON Telecommunication & Utilities Fund	-23.01%	10.17%	5.07%	7.84%	1.33%	1.33%

S&P 1500 Telecommunications Services Index	-33.25%	6.63%	-3.40%	0.59%	N/A	N/A

S&P 1500 Utilities Index	-12.72%	12.20%	5.15%	7.21%	N/A	N/A

S&P Composite 1500 Index	-21.27%	5.65%	3.81%	4.49%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the January 28, 2008 prospectus for details.

60 Management Overview

ICON Telecommunication & Utilities Fund
Value of a $10,000 Investment
through September 30, 2008

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 61

ICON Telecommunication & Utilities Fund
Schedule of Investments
September 30, 2008

Shares or Principal Amount		Value

Common Stocks (94.2%)
15,000	Allegheny Energy, Inc.	$551,550
4,006	America Movil S.A.B. de C.V. - ADR	185,718
40,000	American Electric Power Co., Inc.	1,483,200
230,600	AT&T, Inc.	6,438,352
15,300	Cisco Systems, Inc.(a)	345,168
5,000	Companhia de Saneamento Basico do Estado de Sao Paulo - ADR	141,750
45,000	Dominion Resources, Inc. of Virginia	1,925,100
29,000	Edison International	1,157,100
65,000	El Paso Electric Co.(a)	1,365,000
7,500	Entergy Corp.	667,575
10,000	First Energy Corp.	669,900
21,700	FPL Group, Inc.	1,091,510
10,500	France Telecom S.A. - ADR	294,105
5,100	Harris Corp.	235,620
9,600	Hawaiian Electric Industries, Inc.	278,496
2,000	L-3 Communications Holdings, Inc.	196,640
2,700	Lockheed Martin Corp.	296,109
5,000	MetroPCS Communications, Inc.(a)	69,950
20,000	Pepco Holdings, Inc.	458,200
29,500	Premiere Global Services, Inc.(a)	414,770
5,900	Progress Energy, Inc.	254,467
45,000	Public Service Enterprise Group, Inc.	1,475,550
2,300	Questar Corp.	94,116
9,000	Sempra Energy	454,230
39,800	Southern Co.	1,500,062
7,500	Swisscom AG - ADR	221,739
10,100	Tele Norte Leste Participacoes S.A. - ADR	176,346
2,666	Telefonica S.A. - ADR	190,593
18,700	Telefonos de Mexico S.A.B. de C.V. - ADR	481,525
15,000	The Empire District Electric Co.	320,250
126,600	Verizon Communications, Inc.	4,062,594
55,000	Xcel Energy, Inc.	1,099,450

Total Common Stocks (Cost $30,249,698)		28,596,735

Short-Term Investments (4.9%)
$1,471,417	Brown Brothers Harriman Time Deposit - U.S. Dollar, 3.47%, 10/01/08#	1,471,417

Total Short-Term Investments (Cost $1,471,417)		1,471,417
Total Investments 99.1% (Cost $31,721,115)		30,068,152
Other Assets Less Liabilities 0.9%		267,291

Net Assets 100.0%		$30,335,443

62 Schedule of Investments

The accompanying notes are an integral part of the financial statements.

(a)	Non-income producing security.

#	BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2008.

ADR	American Depositary Receipt

Schedule of Investments 63

Statements of Assets and Liabilities
September 30, 2008

	ICON
	Consumer	ICON	ICON	ICON
	Discretionary	Energy	Financial	Healthcare
	Fund	Fund	Fund	Fund

Assets
Investments, at cost	$87,907,763	$581,906,430	$117,655,714	$188,832,638

Investments, at value†	88,275,193	551,703,325	126,196,527	192,997,622
Cash	-	-	-	-
Foreign currency, at value (cost $12)	-	10	-	-
Receivables:
Fund shares sold	58,545	701,910	196,758	7,058,145
Investments sold	713,597	20,904,511	4,384,657	758,341
Interest	9,044	116,928	36	10,618
Dividends	68,081	268,499	189,182	39,936
Other assets	33,157	94,137	45,854	47,759

Total Assets	89,157,617	573,789,320	131,013,014	200,912,421

Liabilities
Payables:
Interest	-	-	-	-
Investments bought	-	3,491,415	2,370,109	-
Payable for collateral received on securities loaned	16,672,869	75,081,355	-	38,382,439
Fund shares redeemed	144,342	2,019,889	318,095	2,234,817
Advisory fees	64,911	441,532	109,234	133,483
Fund accounting fees	261	1,572	390	743
Transfer agent fees	2,424	21,930	2,492	24,994
Administration fees	3,170	21,490	5,281	6,865
Trustee fees	1,770	12,046	2,985	3,647
Accrued expenses	26,015	61,002	29,847	42,617

Total Liabilities	16,915,762	81,152,231	2,838,433	40,829,605

Net Assets	$72,241,855	$492,637,089	$128,174,581	$160,082,816

Net Assets Consist of
Paid-in capital	$78,905,993	$386,182,100	$182,976,445	$155,046,894
Accumulated undistributed net investment income/(loss)	328,935	3,732,521	3,549,040	1,033,992
Accumulated undistributed net realized gain/(loss) from investment transactions	(7,360,503)	132,925,575	(66,891,717)	(163,054)
Unrealized appreciation/(depreciation) on investments and foreign currency	367,430	(30,203,107)	8,540,813	4,164,984

Net Assets	$72,241,855	$492,637,089	$128,174,581	$160,082,816

Shares outstanding (unlimited shares authorized no par value)	10,053,134	18,207,571	14,993,869	11,868,423
Net asset value (offering and redemption price per share)	$7.19	$27.06	$8.55	$13.49

†	Includes securities on loan of $16,446,929, $72,575,105, $0, $38,352,462, $36,766,744, $41,608,595, $10,876,414, $17,035,801, and $0.

The accompanying notes are an integral part of the financial statements.

64 Financial Statements

	ICON	ICON		ICON
ICON	Information	Leisure and	ICON	Telecommunication
Industrials	Technology	Consumer	Materials	& Utilities
Fund	Fund	Staples Fund	Fund	Fund

$173,644,654	$232,608,821	$55,324,083	$144,236,549	$31,721,115

161,275,566	227,705,725	53,400,676	137,297,702	30,068,152
11,402	-	-	-	-
-	-	-	-	-

91,888	116,046	10,927	101,387	39,139
2,160,446	10,306,126	1,869,463	7,301,792	334,939
27,864	21,170	22,202	11,586	65
248,550	6,536	39,396	250,512	47,879
41,129	48,574	21,672	42,259	32,805

163,856,845	238,204,177	55,364,336	145,005,238	30,522,979

-	-	141	644	-
1,075,161	18,326,160	1,794,579	7,352,372	-

37,121,275	40,937,108	11,291,030	17,967,153	-
224,521	289,795	69,420	1,007,598	122,074
113,275	158,874	37,399	113,099	27,139
450	605	118	310	-
2,219	4,480	3,256	4,929	8,776
5,513	7,700	1,774	5,390	1,223
3,081	4,319	1,020	3,068	738
25,017	24,648	26,368	28,256	27,586

38,570,512	59,753,689	13,225,105	26,482,819	187,536

$125,286,333	$178,450,488	$42,139,231	$118,522,419	$30,335,443

$140,788,670	$219,113,694	$46,662,081	$135,442,938	$38,647,493

781,811	718,614	200,402	743,528	1,597,627

(3,915,060)	(36,478,724)	(2,799,845)	(10,725,200)	(8,256,714)

(12,369,088)	(4,903,096)	(1,923,407)	(6,938,847)	(1,652,963)

$125,286,333	$178,450,488	$42,139,231	$118,522,419	$30,335,443

15,360,992	22,711,780	5,718,764	12,080,455	4,781,884

$8.16	$7.86	$7.37	$9.81	$6.34

Financial Statements 65

Statements of Operations
For the year ended September 30, 2008

	ICON
	Consumer	ICON	ICON	ICON
	Discretionary	Energy	Financial	Healthcare
	Fund	Fund	Fund	Fund

Investment Income
Interest	$38,937	$267,833	$66,369	$145,739
Dividends	785,840	11,229,501	5,773,414	3,036,954
Income from securities lending, net	91,732	551,631	3,363	180,749
Foreign taxes withheld	-	-	(5,799)	-

Total Investment Income	916,509	12,048,965	5,837,347	3,363,442

Expenses
Advisory fees	689,056	6,822,165	1,851,601	2,995,552
Fund accounting fees	19,793	170,734	48,110	75,247
Transfer agent fees	85,183	319,571	112,192	249,508
Administration fees	32,484	324,896	86,992	140,174
Registration fees	27,095	49,949	30,997	42,827
Insurance expense	7,379	53,301	14,165	33,852
Trustee fees and expenses	7,116	43,484	13,710	18,256
Interest expense	25,034	14,477	37,245	56,950
Other expenses	54,799	205,466	60,505	117,115

Total expenses before transfer agent earnings credit	947,939	8,004,043	2,255,517	3,729,481
Transfer agent earnings credit	(1,233)	(14,418)	(3,904)	(6,991)

Net Expenses	946,706	7,989,625	2,251,613	3,722,490

Net Investment Income/(Loss)	(30,197)	4,059,340	3,585,734	(359,048)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investment transactions	(5,264,324)	219,827,955	(66,546,769)	6,635,806
Net realized gain/(loss) from foreign currency transactions	-	270	-	-
Change in unrealized net appreciation/(depreciation) on investments and foreign currency translations	(8,052,981)	(313,719,016)	(10,271,581)	(75,394,705)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions	(13,317,305)	(93,890,791)	(76,818,350)	(68,758,899)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(13,347,502)	$(89,831,451)	$(73,232,616)	$(69,117,947)

The accompanying notes are an integral part of the financial statements.

66 Financial Statements

		ICON
	ICON	Leisure and		ICON
ICON	Information	Consumer	ICON	Telecommunication
Industrials	Technology	Staples	Materials	& Utilities
Fund	Fund	Fund	Fund	Fund

$77,049	$59,055	$22,930	$79,206	$101,008
2,205,834	1,273,698	575,949	2,429,312	3,084,956
268,744	302,376	149,661	148,173	-
(1,219)	(19,159)	(4)	-	(254)

2,550,408	1,615,970	748,536	2,656,691	3,185,710

1,420,218	1,952,436	422,644	1,430,277	1,032,479
37,943	50,197	13,460	37,876	27,922
97,298	123,864	84,323	126,428	118,253
66,650	91,555	19,863	67,271	48,348
34,246	33,538	19,366	30,717	37,514
11,014	17,978	2,142	8,154	7,835
11,648	14,403	5,248	11,467	7,581
39,854	60,279	265	6,590	46,113
60,089	69,868	51,874	82,743	66,424

1,778,960	2,414,118	619,185	1,801,523	1,392,469
(2,935)	(4,066)	(910)	(2,825)	(2,427)

1,776,025	2,410,052	618,275	1,798,698	1,390,042

774,383	(794,082)	130,261	857,993	1,795,668

(3,917,940)	(7,056,250)	(2,758,715)	(9,284,326)	(7,495,950)

-	-	-	-	-

(37,141,255)	(66,323,367)	(6,521,918)	(34,719,071)	(18,700,947)

(41,059,195)	(73,379,617)	(9,280,633)	(44,003,397)	(26,196,897)

$(40,284,812)	$(74,173,699)	$(9,150,372)	$(43,145,404)	$(24,401,229)

Financial Statements 67

Statements of Changes in Net Assets

	ICON Consumer Discretionary Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2008	2007
Operations
Net investment income/(loss)	$(30,197)	$(434,551)
Net realized gain/(loss) from investment transactions	(5,264,324)	9,399,406
Net realized gain/(loss) from foreign currency transactions	-	-
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(8,052,981)	(1,555,381)

Net increase/(decrease) in net assets resulting from operations	(13,347,502)	7,409,474

Dividends and Distributions to Shareholders
Net investment income	-	-
Net realized gains	(5,715,433)	-

Net decrease from dividends and distributions	(5,715,433)	-

Fund Share Transactions
Shares sold	94,454,604	89,592,479
Reinvested dividends and distributions	5,647,506	-
Shares repurchased	(103,274,555)	(113,316,789)

Net increase/(decrease) from fund share transactions	(3,172,445)	(23,724,310)

Total net increase/(decrease) in net assets	(22,235,380)	(16,314,836)
Net Assets
Beginning of period	94,477,235	110,792,071

End of period	$72,241,855	$94,477,235

Transactions in Fund Shares
Shares sold	11,901,384	6,847,754
Reinvested dividends and distributions	657,451	-
Shares repurchased	(9,890,815)	(8,612,211)

Net increase/(decrease)	2,668,020	(1,764,457)
Shares outstanding, beginning of period	7,385,114	9,149,571

Shares outstanding, end of period	10,053,134	7,385,114

Purchases and Sales of Investment Securities (excluding short-term securities)
Purchases of securities	$148,193,382	$200,968,196
Proceeds from sales of securities	$158,758,483	225,414,872
Accumulated undistributed net investment income/(loss)	$328,935	$-

The accompanying notes are an integral part of the financial statements.

68 Financial Statements

ICON Energy Fund		ICON Financial Fund
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2008	2007	2008	2007

$4,059,340	$1,729,511	$3,585,734	$2,783,883
219,827,955	148,157,856	(66,546,769)	32,263,708
270	-	-	-

(313,719,016)	99,930,732	(10,271,581)	(18,892,178)

(89,831,451)	249,818,099	(73,232,616)	16,155,413

(2,043,462)	-	(1,809,844)	(3,859,545)
(177,660,859)	(71,884,906)	(19,270,780)	(15,342,221)

(179,704,321)	(71,884,906)	(21,080,624)	(19,201,766)

106,327,332	240,156,174	164,671,288	72,560,984
172,298,136	66,740,457	20,824,424	18,814,482
(332,527,571)	(457,121,104)	(163,096,823)	(256,853,973)

(53,902,103)	(150,224,473)	22,398,889	(165,478,507)

(323,437,875)	27,708,720	(71,914,351)	(168,524,860)

816,074,964	788,366,244	200,088,932	368,613,792

$492,637,089	$816,074,964	$128,174,581	$200,088,932

3,170,690	6,798,155	15,099,515	4,850,768
5,426,713	2,077,847	1,728,168	1,267,822
(10,071,174)	(13,927,421)	(15,827,527)	(17,605,528)

(1,473,771)	(5,051,419)	1,000,156	(11,486,938)
19,681,342	24,732,761	13,993,713	25,480,651

18,207,571	19,681,342	14,993,869	13,993,713

$811,679,635	$392,001,086	$404,982,417	$292,616,174
1,065,904,840	574,733,632	400,641,683	477,406,026
$3,732,521	$2,043,509	$3,549,040	$1,841,912

Financial Statements 69

Statements of Changes in Net Assets (continued)

	ICON Healthcare Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2008	2007
Operations
Net investment income/(loss)	$(359,048)	$45,860
Net realized gain/(loss) from investment transactions	6,635,806	38,078,093
Net realized gain/(loss) from foreign currency transactions	-	-
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(75,394,705)	(4,357,126)

Net increase/(decrease) in net assets resulting from operations	(69,117,947)	33,766,827

Dividends and Distributions to Shareholders
Net investment income	-	-
Net realized gains	(35,443,355)	(43,433,266)

Net decrease from dividends and distributions	(35,443,355)	(43,433,266)

Fund Share Transactions
Shares sold	132,311,153	181,868,544
Reinvested dividends and distributions	33,320,610	39,813,766
Shares repurchased	(374,274,158)	(384,931,407)

Net increase/(decrease) from fund share transactions	(208,642,395)	(163,249,097)

Total net increase/(decrease) in net assets	(313,203,697)	(172,915,536)
Net Assets
Beginning of period	473,286,513	646,202,049

End of period	$160,082,816	$473,286,513

Transactions in Fund Shares
Shares sold	8,446,706	10,331,471
Reinvested dividends and distributions	2,093,003	2,401,313
Shares repurchased	(25,442,656)	(21,963,906)

Net increase/(decrease)	(14,902,947)	(9,231,122)
Shares outstanding, beginning of period	26,771,370	36,002,492

Shares outstanding, end of period	11,868,423	26,771,370

Purchases and Sales of Investment Securities
(excluding short-term securities)
Purchases of securities	$181,152,157	$129,819,228
Proceeds from sales of securities	431,555,287	316,128,173
Accumulated undistributed net investment income/(loss)	$1,033,992	$45,860

The accompanying notes are an integral part of the financial statements.

70 Financial Statements

ICON Industrials Fund		ICON Information Technology Fund
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2008	2007	2008	2007

$774,383	$181,434	$(794,082)	$(1,190,645)
(3,917,940)	10,093,733	(7,056,250)	22,583,204
-	-	-	-

(37,141,255)	15,827,903	(66,323,367)	34,418,793

(40,284,812)	26,103,070	(74,173,699)	55,811,352

(125,130)	(29,288)	-	-
(5,678,288)	(30,562,108)	-	-

(5,803,418)	(30,591,396)	-	-

134,429,676	102,467,349	139,642,245	102,161,768
5,764,952	30,151,213	-	-
(124,558,586)	(78,406,365)	(153,982,840)	(132,996,792)

15,636,042	54,212,197	(14,340,595)	(30,835,024)

(30,452,188)	49,723,871	(88,514,294)	24,976,328

155,738,521	106,014,650	266,964,782	241,988,454

$125,286,333	$155,738,521	$178,450,488	$266,964,782

13,326,003	10,027,742	14,365,857	10,238,362
571,353	3,426,275	-	-
(13,003,410)	(7,006,122)	(15,874,267)	(13,770,758)

893,946	6,447,895	(1,508,410)	(3,532,396)
14,467,046	8,019,151	24,220,190	27,752,586

15,360,992	14,467,046	22,711,780	24,220,190

$213,976,364	$167,987,214	$333,130,725	$191,800,451
203,515,169	140,686,846	357,153,750	225,844,274
$781,811	$135,503	$718,614	$-

Financial Statements 71

Statements of Changes in Net Assets (continued)

	ICON Leisure and Consumer Staples Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2008	2007
Operations
Net investment income/(loss)	$130,261	$749,754
Net realized gain/(loss) from investment transactions	(2,758,715)	12,220,864
Net realized gain/(loss) from foreign currency transactions	-	-
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(6,521,918)	53,228

Net increase/(decrease) in net assets resulting from operations	(9,150,372)	13,023,846

Dividends and Distributions to Shareholders
Net investment income	(530,094)	(219,627)
Net realized gains	(6,370,211)	(38,584)

Net decrease from dividends and distributions	(6,900,305)	(258,211)

Fund Share Transactions
Shares sold	35,257,565	38,286,389
Reinvested dividends and distributions	6,759,578	238,048
Shares repurchased	(15,398,164)	(87,855,183)

Net increase/(decrease) from fund share transactions	26,618,979	(49,330,746)

Total net increase/(decrease) in net assets	10,568,302	(36,565,111)
Net Assets
Beginning of period	31,570,929	68,136,040

End of period	$42,139,231	$31,570,929

Transactions in Fund Shares
Shares sold	3,776,876	4,103,651
Reinvested dividends and distributions	765,524	23,949
Shares repurchased	(1,797,011)	(8,551,820)

Net increase/(decrease)	2,745,389	(4,424,220)
Shares outstanding, beginning of period	2,973,375	7,397,595

Shares outstanding, end of period	5,718,764	2,973,375

Purchases and Sales of Investment Securities
(excluding short-term securities)
Purchases of securities	$74,776,933	$108,060,147
Proceeds from sales of securities	54,994,360	157,645,145
Accumulated undistributed net investment income/(loss)	$200,402	$530,127

The accompanying notes are an integral part of the financial statements.

72 Financial Statements

ICON Materials Fund		ICON Telecommunication & Utilities Fund
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2008	2007	2008	2007

$857,993	$721,000	$1,795,668	$1,332,560
(9,284,326)	28,330,381	(7,495,950)	24,415,452
-	-	-	-

(34,719,071)	18,977,096	(18,700,947)	7,591,509

(43,145,404)	48,028,477	(24,401,229)	33,339,521

(495,395)	(1,332,635)	(1,083,543)	(1,406,911)
(20,315,377)	(11,756,758)	(15,519,409)	(8,089,030)

(20,810,772)	(13,089,393)	(16,602,952)	(9,495,941)

117,897,877	72,893,695	105,784,266	108,372,109
19,305,814	12,497,890	15,458,710	9,342,455
(86,045,802)	(124,107,302)	(159,411,942)	(151,811,576)

51,157,889	(38,715,717)	(38,168,966)	(34,097,012)

(12,798,287)	(3,776,633)	(79,173,147)	(10,253,432)

131,320,706	135,097,339	109,508,590	119,762,022

$118,522,419	$131,320,706	$30,335,443	$109,508,590

8,803,416	5,551,693	12,220,438	12,870,519
1,551,914	1,084,886	1,860,254	1,207,036
(6,809,964)	(9,679,280)	(21,208,177)	(17,812,609)

3,545,366	(3,042,701)	(7,127,485)	(3,735,054)
8,535,089	11,577,790	11,909,369	15,644,423

12,080,455	8,535,089	4,781,884	11,909,369

$184,096,288	$130,657,599	$101,721,932	$165,662,385
155,638,369	186,180,196	154,661,075	208,944,366
$743,528	$495,440	$1,597,627	$1,083,590

Financial Statements 73

Financial Highlights

		Income from investment operations			Less dividends
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning	income/	gains/ (losses)	investment	investment	realized
	of period	(loss)(x)	on investments	operations	income	gains

ICON Consumer Discretionary Fund
Year Ended September 30, 2008	$12.79	$- (a)	$(2.61)	$(2.61)	$-	$(2.99)
Year Ended September 30, 2007	12.11	(0.04)	0.72	0.68	-	-
Year Ended September 30, 2006	13.61	(0.06)	0.79	0.73	-	(2.23)
Year Ended September 30, 2005	12.70	(0.08)	0.99	0.91	-	-
Year Ended September 30, 2004	11.79	(0.05)	0.96	0.91	-	-
ICON Energy Fund
Year Ended September 30, 2008	41.46	0.20	(4.82)	(4.62)	(0.11)	(9.67)
Year Ended September 30, 2007	31.88	0.08	12.86	12.94	-	(3.36)
Year Ended September 30, 2006	33.76	(0.06)	(0.89)	(0.95)	(0.08)	(0.85)
Year Ended September 30, 2005	21.81	0.10	11.85	11.95	-	-
Year Ended September 30, 2004	13.70	(0.04)	8.15	8.11	-	-
ICON Financial Fund
Year Ended September 30, 2008	14.30	0.21	(4.29)	(4.08)	(0.14)	(1.53)
Year Ended September 30, 2007	14.47	0.13	0.45	0.58	(0.15)	(0.60)
Year Ended September 30, 2006	13.43	0.15	1.84	1.99	(0.09)	(0.86)
Year Ended September 30, 2005	13.36	0.13	0.99	1.12	(0.03)	(1.02)
Year Ended September 30, 2004	10.78	0.04	2.60	2.64	(0.06)	-

(x)	Calculated using the average share method.
(a)	Amount less than $0.005.

The accompanying notes are an integral part of the financial statements.

74 Financial Highlights

						Ratio of net
						investment
				Ratio of expenses		income/(loss) to
				to average net assets		average net assets
and distributions				Before	After	Before	After
Total			Net assets,	transfer	transfer	transfer	transfer
dividends	Net asset		end of	agent	agent	agent	agent	Portfolio
and	value, end	Total	period (in	earnings	earnings	earnings	earnings	turnover
distributions	of period	return	thousands)	credit	credit	credit	credit	rate

$(2.99)	$7.19	(24.21)%	$72,242	1.38%	1.38%	(0.04)%	(0.04)%	218.32%
-	12.79	5.62%	94,477	1.30%	1.30%	(0.31)%	(0.31)%	144.89%
(2.23)	12.11	6.20%	110,792	N/A	1.32%	N/A	(0.46)%	173.83%
-	13.61	7.17%	169,422	N/A	1.25%	N/A	(0.57)%	157.94%
-	12.70	7.72%	151,922	N/A	1.31%	N/A	(0.38)%	120.63%

(9.78)	27.06	(14.62)%	492,637	1.16%	1.16%	0.59%	0.59%	119.87%
(3.36)	41.46	43.64%	816,075	1.18%	1.17%	0.23%	0.24%	54.75%
(0.93)	31.88	(2.81)%	788,366	N/A	1.17%	N/A	(0.16)%	22.86%
-	33.76	54.79%	1,008,958	N/A	1.21%	N/A	0.37%	27.51%
-	21.81	59.20%	287,614	N/A	1.35%	N/A	(0.20)%	13.42%

(1.67)	8.55	(31.93)%	128,175	1.22%	1.22%	1.94%	1.94%	220.83%
(0.75)	14.30	3.84%	200,089	1.21%	1.21%	0.86%	0.86%	93.04%
(0.95)	14.47	15.53%	368,614	N/A	1.20%	N/A	1.10%	153.47%
(1.05)	13.43	8.29%	210,883	N/A	1.26%	N/A	1.00%	170.75%
(0.06)	13.36	24.53%	188,393	N/A	1.32%	N/A	0.34%	114.50%

Financial Highlights 75

Financial Highlights (continued)

		Income from investment operations			Less dividends
	Net asset	Net	Net realized		Dividends		Distributions
	value,	investment	and unrealized	Total from	from net		from net
	beginning	income/	gains/ (losses) on	investment	investment		realized
	of period	(loss)(x)	investments	operations	income		gains

ICON Healthcare Fund
Year Ended September 30, 2008	$17.68	$(0.02)	$(2.65)	$(2.67)	$-		$(1.52)
Year Ended September 30, 2007	17.95	- (a)	1.19	1.19	-		(1.46)
Year Ended September 30, 2006	17.94	(0.10)	0.38	0.28	-		(0.27)
Year Ended September 30, 2005	13.70	(0.14)	4.42	4.28	-		(0.04)
Year Ended September 30, 2004	12.28	(0.14)	1.56	1.42	-		-
ICON Industrials Fund
Year Ended September 30, 2008	10.77	0.05	(2.32)	(2.27)	(0.01)		(0.33)
Year Ended September 30, 2007	13.22	0.02	2.63	2.65	-	(a)	(5.10)
Year Ended September 30, 2006	12.70	(0.04)	0.97	0.93	-		(0.41)
Year Ended September 30, 2005	10.52	(0.04)	2.22	2.18	-		-
Year Ended September 30, 2004	8.80	(0.05)	1.77	1.72	-		-
ICON Information Technology Fund
Year Ended September 30, 2008	11.02	(0.04)	(3.12)	(3.16)	-		-
Year Ended September 30, 2007	8.72	(0.05)	2.35	2.30	-		-
Year Ended September 30, 2006	8.70	(0.05)	0.07	0.02	-		-
Year Ended September 30, 2005	7.90	(0.08)	0.88	0.80	-		-
Year Ended September 30, 2004	8.27	(0.08)	(0.29)	(0.37)	-		-

(x)	Calculated using the average share method.
(a)	Amount less than $0.005.

The accompanying notes are an integral part of the financial statements.

76 Financial Highlights

						Ratio of net
				Ratio of		investment
				expenses to		income/(loss) to
				average net assets		average net assets
and distributions				Before	After	Before	After
Total			Net assets,	transfer	transfer	transfer	transfer
dividends	Net asset		end of	agent	agent	agent	agent	Portfolio
and	value, end	Total	period (in	earnings	earnings	earnings	earnings	turnover
distributions	of period	return	thousands)	credit	credit	credit	credit	rate

$(1.52)	$13.49	(16.43)%	$160,083	1.25%	1.25%	(0.12)%	(0.12)%	61.44%
(1.46)	17.68	7.17%	473,287	1.21%	1.20%	0.00%	0.01%	24.56%
(0.27)	17.95	1.56%	646,202	N/A	1.19%	N/A	(0.55)%	61.37%
(0.04)	17.94	31.39%	682,759	N/A	1.22%	N/A	(0.82)%	47.88%
-	13.70	11.56%	285,670	N/A	1.29%	N/A	(1.04)%	52.72%

(0.34)	8.16	(21.72)%	125,286	1.25%	1.25%	0.55%	0.55%	143.40%
(5.10)	10.77	28.73%	155,739	1.28%	1.27%	0.15%	0.16%	125.44%
(0.41)	13.22	7.49%	106,015	N/A	1.24%	N/A	(0.30)%	89.38%
-	12.70	20.72%	216,636	N/A	1.24%	N/A	(0.34)%	67.25%
-	10.52	19.55%	209,693	N/A	1.29%	N/A	(0.47)%	45.77%

-	7.86	(28.68)%	178,450	1.24%	1.24%	(0.41)%	(0.41)%	171.22%
-	11.02	26.38%	266,965	1.23%	1.23%	(0.49)%	(0.49)%	78.66%
-	8.72	0.23%	241,988	N/A	1.25%	N/A	(0.61)%	155.39%
-	8.70	10.13%	220,073	N/A	1.29%	N/A	(0.91)%	152.16%
-	7.90	(4.47)%	244,252	N/A	1.31%	N/A	(0.91)%	189.67%

Financial Highlights 77

Financial Highlights (continued)

		Income from investment operations			Less dividends
	Net asset	Net	Net realized		Dividends	Distributions
	value,	investment	and unrealized	Total from	from net	from net
	beginning	income/	gains/(losses) on	investment	investment	realized
	of period	(loss)(x)	investments	operations	income	gains

ICON Leisure and Consumer Staples Fund
Year Ended September 30, 2008	$10.62	$0.03	$(1.60)	$(1.57)	$(0.13)	$(1.55)
Year Ended September 30, 2007	9.21	0.10	1.33	1.43	(0.02)	- (a)
Year Ended September 30, 2006	11.96	(0.07)	(0.01)	(0.08)	-	(2.67)
Year Ended September 30, 2005	14.51	(0.06)	0.94	0.88	-	(3.43)
Year Ended September 30, 2004	12.42	(0.04)	2.13	2.09	-	-
ICON Materials Fund
Year Ended September 30, 2008	15.39	0.08	(3.23)	(3.15)	(0.06)	(2.37)
Year Ended September 30, 2007	11.67	0.08	5.10	5.18	(0.15)	(1.31)
Year Ended September 30, 2006	11.30	0.09	1.09	1.18	(0.02)	(0.79)
Year Ended September 30, 2005	9.05	0.03	2.23	2.26	(0.01)	-
Year Ended September 30, 2004	6.20	0.01	2.87	2.88	(0.03)	-
ICON Telecommunication & Utilities Fund
Year Ended September 30, 2008	9.20	0.14	(2.03)	(1.89)	(0.06)	(0.91)
Year Ended September 30, 2007	7.66	0.10	2.18	2.28	(0.11)	(0.63)
Year Ended September 30, 2006	8.28	0.13	0.37	0.50	(0.18)	(0.94)
Year Ended September 30, 2005	6.61	0.14	1.61	1.75	(0.08)	-
Year Ended September 30, 2004	5.69	0.07	0.92	0.99	(0.07)	-

(x)	Calculated using the average share method.
(a)	Amount less than $0.005.

The accompanying notes are an integral part of the financial statements.

78 Financial Highlights

						Ratio of net
				Ratio of		investment
				expenses to		income/(loss) to
				average net assets		average net assets
and distributions				Before	After	Before	After
Total			Net assets,	transfer	transfer	transfer	transfer
dividends	Net asset		end of	agent	agent	agent	agent	Portfolio
and	value, end	Total	period (in	earnings	earnings	earnings	earnings	turnover
distributions	of period	return	thousands)	credit	credit	credit	credit	rate

$(1.68)	$7.37	(17.40)%	$42,139	1.46%	1.46%	0.31%	0.31%	132.40%
(0.02)	10.62	15.61%	31,571	1.41%	1.41%	1.02%	1.02%	150.72%
(2.67)	9.21	0.11%	68,136	N/A	1.54%	N/A	(0.70)%	215.75%
(3.43)	11.96	5.01%	47,410	N/A	1.30%	N/A	(0.45)%	271.72%
-	14.51	16.83%	83,022	N/A	1.33%	N/A	(0.31)%	148.43%

(2.43)	9.81	(23.79)%	118,522	1.26%	1.26%	0.60%	0.60%	111.26%
(1.46)	15.39	48.63%	131,321	1.33%	1.33%	0.59%	0.59%	109.10%
(0.81)	11.67	11.17%	135,097	N/A	1.30%	N/A	0.74%	176.89%
(0.01)	11.30	25.04%	99,569	N/A	1.31%	N/A	0.33%	128.01%
(0.03)	9.05	46.61%	139,838	N/A	1.37%	N/A	0.13%	59.48%

(0.97)	6.34	(23.01)%	30,335	1.35%	1.35%	1.74%	1.74%	102.65%
(0.74)	9.20	31.60%	109,509	1.33%	1.33%	1.20%	1.20%	154.99%
(1.12)	7.66	7.56%	119,762	N/A	1.38%	N/A	1.71%	209.50%
(0.08)	8.28	26.70%	120,651	N/A	1.26%	N/A	1.88%	112.91%
(0.07)	6.61	17.57%	61,325	N/A	1.37%	N/A	1.07%	108.81%

Financial Highlights 79

Notes to Financial Statements
September 30, 2008

1. Organization

The ICON Consumer Discretionary Fund (“Consumer Discretionary Fund”), ICON Energy Fund (“Energy Fund”), ICON Financial Fund (“Financial Fund”), ICON Healthcare Fund (“Healthcare Fund”), ICON Industrials Fund (“Industrials Fund”), ICON Information Technology Fund (“Information Technology Fund”), ICON Leisure and Consumer Staples Fund (“Leisure and Consumer Staples Fund”), ICON Materials Fund (“Materials Fund”), and ICON Telecommunication & Utilities Fund (“Telecommunication & Utilities Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. There are eight other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

The Funds invest primarily in securities of companies whose principal business activities fall within specific sectors and industries. Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a non-diversified sector fund may involve greater risk and volatility than a diversified fund. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity and small market share.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure

80 Notes to Financial Statements

involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets are valued at the closing price at the close of the regular trading session of the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation quote is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining

Notes to Financial Statements 81

Notes to Financial Statements (continued)

maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes and securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-valued securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period. Management intends to adopt SFAS 157 during the fiscal year ending September 30, 2009, as required.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods

82 Notes to Financial Statements

beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management intends to adopt SFAS 161 during the fiscal year ending September 30, 2009.

Repurchase Agreements

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds’ custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the year ended September 30, 2008.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts. A forward foreign currency contract is an agreement between contracting

Notes to Financial Statements 83

Notes to Financial Statements (continued)

parties to exchange an amount of currency at some future time at an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented on the Statement of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included on the Statement of Operations. The Funds did not enter into any forward foreign currency contracts during the year ended September 30, 2008.

Futures Contracts

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts during the year ended September 30, 2008.

Options Transactions

Each Fund may write call and put options on any security in which it may invest. When a Fund writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If

84 Notes to Financial Statements

a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options on any security in which it may invest. When a Fund purchases a call or put option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Financial Fund purchased put options during the year ended September 30, 2008. The Funds did not enter into any written option transactions during the year ended September 30, 2008.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to non-affiliated qualified parties. The Funds seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are on loan; however, the Funds may attempt to call back the loan and vote the proxy.

All loans will be continuously secured by collateral which consists of cash. Brown Brothers Harriman (the “Lending Agent”) may invest the cash collateral in the Securities Lending Investment Fund of Brown Brothers Harriman Trust, which complies with Rule 2a-7 of the 1940 Act relating to money market funds.

The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments. The lending fees received and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

Notes to Financial Statements 85

Notes to Financial Statements (continued)

As of September 30, 2008, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

ICON Consumer Discretionary Fund	$16,446,929	$16,672,869
ICON Energy Fund	72,575,105	75,081,355
ICON Healthcare Fund	38,352,462	38,382,439
ICON Industrials Fund	36,766,744	37,121,275
ICON Information Technology Fund	41,608,595	40,937,108
ICON Leisure and Consumer Staples Fund	10,876,414	11,291,030
ICON Materials Fund	17,035,801	17,967,153

The value of the collateral above could include collateral for securities that were sold on or before September 30, 2008.

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds did not record any liabilities for unrecognized

86 Notes to Financial Statements

tax benefits in connection with the adoption of FIN 48. At September 30, 2008, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2005-2007, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Income and Expenses

Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets.

3. Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON”) serves as the investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. The Funds are obligated to pay ICON management fees computed daily at an annual rate of 1.00% on the first $500 million of average daily net assets,

Notes to Financial Statements 87

Notes to Financial Statements (continued)

0.95% on the next $250 million, 0.925% on the next $750 million, 0.90% on the next $3.5 billion, and 0.875% on average daily net assets over $5 billion.

Accounting, Custody and Transfer Agent Fees

Citi Fund Services Ohio, Inc. (“Citi”) is the fund accounting agent for the Funds. For its services, the Trust pays Citi 0.03% on the first $1.75 billion of average net assets, 0.0175% on the average net assets over $1.75 billion and up to $5 billion, and 0.01% on average net assets in excess of $5 billion.

Brown Brothers Harriman (“BBH”) is the custodian of the Trust’s investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

Transfer agent earnings credits are credits received for interest which results from overnight balances used by the transfer agent, BFDS, for clearing shareholder transactions. During the year ended September 30, 2008, the Funds received transfer agent earnings credits which are included on the Statement of Operations.

Administrative Services

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. During the year ended September 30, 2008, the Funds’ payment for administrative services to ICON is included on the Statement of Operations. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

88 Notes to Financial Statements

ICON has entered into a sub-administration agreement with Citi pursuant to which Citi assists ICON with the administration and business affairs of the Trust. For its services, ICON pays Citi at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

Related Parties

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 90% by the Funds and 10% by the Adviser. For the year ended September 30, 2008, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations. Subsequent to September 30, 2008, the CCO’s salary will be paid 100% by the Funds.

4. Line of Credit

The Funds have entered into Lines of Credit agreements with BBH. The maximum borrowing is limited to the lesser of $50 million or 25% of the net asset value in the Fund subject to a maximum borrowing limit by the Trust of $150 million. Effective January 30, 2008, interest on domestic borrowings is charged at LIBOR plus 1.50%, which was 5.43% at September 30, 2008. Prior to January 30, 2008, interest on domestic borrowings was charged at LIBOR plus 2.00%. The average interest rate charged for the year ended September 30, 2008, was 5.19%.

Average Borrowing
Fund	(10/1/07-9/30/08)

ICON Consumer Discretionary Fund	$2,761,682
ICON Energy Fund	5,354,149
ICON Financial Fund	4,483,371
ICON Healthcare Fund	6,991,500
ICON Industrials Fund	20,009,802
ICON Information Technology Fund	2,341,163
ICON Leisure and Consumer Staples Fund	108,902
ICON Materials Fund	1,042,309
ICON Telecommunication & Utilities Fund	7,300,611

Average borrowing is calculated using only the days there was a borrowing. It is not an annualized number.

Notes to Financial Statements 89

Notes to Financial Statements (continued)

5. Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryforwards as of September 30, 2008 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. During the year ended September 30, 2008 no capital loss carryforwards were used.

For the year ended September 30, 2008 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires
ICON Financial Fund	$1,846,560	2016
ICON Industrials Fund	694,762	2016
ICON Information Technology Fund	29,035,041	2011
ICON Information Technology Fund	21,080	2016

For the year ended September 30, 2008 the Funds will elect to defer post October losses:

Post
October
Fund	Losses
ICON Consumer Discretionary Fund	$7,031,175
ICON Financial Fund	56,268,862
ICON Industrials Fund	2,961,025
ICON Information Technology Fund	7,378,932
ICON Leisure and Consumer Staples Fund	2,358,645
ICON Materials Fund	10,502,156
ICON Telecommunications & Utilities Fund	7,370,008

90 Notes to Financial Statements

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2008, were as follows:

	Distributions Paid From			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid
ICON Consumer Discretionary Fund	$-	$5,715,433	$5,715,433	$5,715,433
ICON Energy Fund	6,480,116	173,224,205	179,704,321	179,704,321
ICON Financial Fund	6,509,842	14,570,782	21,080,624	21,080,624
ICON Healthcare Fund	-	35,443,355	35,443,355	35,443,355
ICON Industrials Fund	1,529,774	4,273,644	5,803,419	5,803,418
ICON Information Technology Fund	-	-	-	-
ICON Leisure and Consumer Staples Fund	6,697,320	202,985	6,900,305	6,900,305
ICON Materials Fund	17,631,775	3,178,997	20,810,772	20,810,772
ICON Telecommunication & Utilities Fund	16,542,405	60,547	16,602,952	16,602,952

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2007, were as follows:

	Distributions Paid From			Total
	Ordinary	Net Long-	Total Taxable	Distributions
Fund	Income	Term Gains	Distributions	Paid
ICON Energy Fund	$4,022,978	$67,861,928	$71,884,906	$71,884,906
ICON Financial Fund	6,713,996	12,487,770	19,201,766	19,201,766
ICON Healthcare Fund	-	43,433,266	43,433,266	43,433,266
ICON Industrials Fund	10,971,411	19,619,985	30,591,396	30,591,396
ICON Leisure and Consumer Staples Fund	219,627	38,584	258,211	258,211
ICON Materials Fund	7,056,703	6,032,690	13,089,393	13,089,393
ICON Telecommunication & Utilities Fund	3,703,321	5,792,620	9,495,941	9,495,941

Notes to Financial Statements 91

Notes to Financial Statements (continued)

As of September 30, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Net Long-	Accumulated	Capital and	Appreciation	Earnings
Fund	Income	Term Gains	Earnings	Other Losses	(Depreciation)	(Deficit)

ICON Consumer Discretionary Fund	$-	$-	$-	$(7,031,175)	$38,102	$(6,993,073)
ICON Energy Fund	9,296,030	126,905,412	136,201,442	-	(31,485,943)	104,715,499
ICON Financial Fund	3,548,622	-	3,548,622	(58,115,422)	(235,482)	(54,802,282)
ICON Healthcare Fund	-	-	-	-	4,001,931	4,001,931
ICON Industrials Fund	82,927	-	82,927	(3,655,787)	(12,608,621)	(16,181,481)
ICON Information Technology Fund	-	-	-	(36,435,053)	(4,946,767)	(41,381,820)
ICON Leisure and Consumer Staples Fund	9,922	-	9,922	(2,358,645)	(2,374,529)	(4,723,252)
ICON Materials Fund	80,811	-	80,811	(10,502,156)	(7,161,891)	(17,583,236)
ICON Telecommunication & Utilities Fund	1,597,627	-	1,597,627	(7,370,008)	(2,539,669)	(8,312,050)

As of September 30, 2008, book cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

				Net
		Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

ICON Consumer Discretionary Fund	$88,237,091	$3,824,556	$(3,786,454)	$38,102
ICON Energy Fund	583,189,264	14,848,524	(46,334,465)	(31,485,941)
ICON Financial Fund	126,432,008	3,820,308	(4,055,789)	(235,481)
ICON Healthcare Fund	188,995,691	14,557,375	(10,555,444)	4,001,931
ICON Industrials Fund	173,884,187	19,740	(12,628,361)	(12,608,621)
ICON Information Technology Fund	232,652,492	9,448,139	(14,394,906)	(4,946,767)
ICON Leisure and Consumer Staples Fund	55,775,205	1,356,853	(3,731,382)	(2,374,529)
ICON Materials Fund	144,459,593	9,165,607	(16,327,498)	(7,161,891)
ICON
Telecommunication & Utilities Fund	32,607,821	1,502,664	(4,042,333)	(2,539,669)

92 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON Sector Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund (nine of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2008, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 19, 2008

Report of Accounting Firm 93

Six Month Hypothetical Expense Example
September 30, 2008 (unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/08-9/30/08).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales

94 Expense Example

charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period	Expense Ratio
	4/1/08	9/30/08	4/1/08-9/30/08*	4/1/08-9/30/08

ICON Consumer Discretionary Fund
Actual Expenses	$1,000.00	$924.20	$6.06	1.26%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.70	6.36
ICON Energy Fund
Actual Expenses	1,000.00	905.60	5.57	1.17%
Hypothetical Example (5% return before expenses)	1,000.00	1,019.15	5.91
ICON Financial Fund
Actual Expenses	1,000.00	839.90	5.75	1.25%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.75	6.31
ICON Healthcare Fund
Actual Expenses	1,000.00	1,003.70	6.61	1.32%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.40	6.66
ICON Industrials Fund
Actual Expenses	1,000.00	871.80	5.57	1.19%
Hypothetical Example (5% return before expenses)	1,000.00	1,019.05	6.01
ICON Information Technology Fund
Actual Expenses	1,000.00	866.60	5.46	1.17%
Hypothetical Example (5% return before expenses)	1,000.00	1,019.15	5.91
ICON Leisure and Consumer Staples Fund
Actual Expenses	1,000.00	898.80	6.31	1.33%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.35	6.71
ICON Materials Fund
Actual Expenses	1,000.00	799.50	5.53	1.23%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.85	6.21

Expense Example 95

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period	Expense Ratio
	4/1/08	9/30/08	4/1/08-9/30/08*	4/1/08-9/30/08

ICON Telecommunication & Utilities Fund
Actual Expenses	$1,000.00	$836.40	$6.24	1.36%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.20	6.86

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

96 Expense Example

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees (“Board”) consists of five Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 57, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and served as the Chief Investment Officer (1991 to 2005) of ICON Advisers, Inc. (“ICON Advisers”), the Funds’ Investment Adviser. Dr. Callahan is also President (1998 to 2005); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. (“IDI”), the Funds’ Distributor, and is President and Director of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the President (1998 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 58. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present); General Partner of Chamois Partners, LP, a venture capital company (2004 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to 2002 and 2003 to present); Delta Dental of California, an insurance company (2006 to present); and Delta Reinsurance Corporation (2000 to 2002 and 2003 to present).

John C. Pomeroy, Jr., 61. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

Trustees and Officers 97

Gregory Kellam Scott, 60. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott currently is employed as Assistant to the President for Diversity and Community relations of Ivy Tech Community College (April 2008 to present). Prior to his current employment, he served as Executive Director of the Indiana Civil Rights Commission (2005 to 2008) and is a member of the U.S. State Department’s Advisory Committee on the African Judiciary (2006 to present). Mr. Scott was Senior Vice President - Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company, LLC, a nuclear clean-up and environmental remediation company (2000 to 2002). He served as a Justice on the Colorado Supreme Court (1993 to 2000). From 1980 until 1993, he was a member of the faculty of the University Of Denver College Of Law.

R. Michael Sentel, 60. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the section chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 57. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers’ President (1998 to present) and served as the Chief Investment Officer (1991 to 2005). Dr. Callahan is also President (1998 to 2005), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI, and is President and Director of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan is also the President (1998 to present) of IM&R.

Erik L. Jonson, 58. Mr. Jonson has been a Vice President and Principal Financial Officer/Treasurer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).

98 Trustees and Officers

Jessica Seidlitz, 30. Ms. Seidlitz serves as Assistant Treasurer of the Funds (2007 to present). She also serves as Mutual Fund Controller of ICON Advisers, Inc. (2005 to present). Previously, she was a Senior Associate/Associate at PricewaterhouseCoopers LLP (2001 to 2004).

Donald Salcito, 55. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers, Inc.; Director of ICON Management & Research (2005 to present); Executive Vice President, Secretary, General Counsel, for IDI (2005 to present); Chief Compliance Officer of IDI (2005 to 2007); Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to present). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000 to 2005).

Carrie M. Schoffman, 35. Ms. Schoffman served as Assistant Vice President and Chief Compliance Officer of the Funds (2004 to September 21, 2008). She serves as Vice President and Chief Compliance Officer of ICON Advisers, Inc. (2004 to present) and Chief Operating Officer (2008 to present). Previously she was a staff accountant with the U.S. Securities and Exchange Commission (2003 to 2004). She also was a Manager (2001 to 2003) and Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

Brian Harding, 29. Mr. Harding serves as Chief Compliance Officer of the Funds (September 22, 2008 to present). Previously he was a Manager (2007 to 2008) and Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

Stephen Abrams, 45. Mr. Abrams serves as Anti-Money Laundering Officer of the Funds (2005 to present). Mr. Abrams is also Vice President and Associate General Counsel of ICON Advisers, Inc. (2005 to present). Mr. Abrams also serves as the Chief Compliance Officer of IDI (2007 to present). Previously he was a Partner (2004 to 2005) and Associate (2000 to 2004) at Perkins Coie, LLP.

Trustees and Officers 99

Other Information (unaudited)

Renewal of Investment Advisory Agreements

In determining to renew the investment advisory agreements between the ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Income Opportunity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to other funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 11, 2008, the Board of Trustees, including the four Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2008.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to

100 Other Information

which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

The Board of Trustees noted that the market value of domestic and international securities have dropped dramatically during the past year as a result of numerous crises in the financial, credit and commodities markets. The Board also noted that the performance of essentially all Funds has been negative, declining along with the markets in general. In light of such, the Board considered ICON’s investment methodology and whether the ICON’s methodology or system is appropriate. It was noted that ICON’s investment approach is not designed to fit into a box defined by “value,” “growth,” and “large, mid or small cap” stock categories. On the other hand, it was noted that the approach is most similar to “value investing.” In this regard it was noted that performance of value investing in general has been negative and that ICON’s performance is in line with the group. Performance in the current period was compared to prior periods where the Funds confronted significant market declines and volatility - including an assessment of financial, geopolitical and psychological reasons for the market behavior; and it was compared to periods when those factors were not prevalent. After consideration of this information the Board concluded that ICON’s investment methodology or system is appropriate for the Funds in the long-term. In light of such, the Board asked and ICON confirmed that it does not change its system in response to current issues and that it will follow its stated investment style, using a disciplined approach to managing the Funds’ portfolios.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds and markets in general;

B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

Other Information 101

C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees; and

D. The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates.

The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. It was noted that most of the Funds have had net redemptions and that aggregate assets covered by the Advisory Agreements have declined significantly. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper Analytical Services concerning funds of

102 Other Information

similar size and funds of larger size, as well as data concerning ICON’s other clients and noted:

A. The advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B. That contractual advisory fees of the Sector Funds were higher than fees for similar funds; but that the Sector Funds’ expense ratios were competitive and in most instances lower than those of similarly managed Funds;

C. That contractual advisory fees for the International Funds were above the average fees for similar funds; and that the Funds’ expense ratios were competitive in light of their size;

D. That ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

E. That the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

F. That, the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; and to the extent such fees of those accounts are lower, the reasons are that such accounts are less costly for ICON to manage; and

G. That ICON has contractually committed to breakpoints in its fees so that economies of scale could be realized as a Fund grows in assets for the benefit of Fund shareholders.

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted:

A. That ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; that services provided by ICON and its affiliates to the Funds are satisfactory, and that profits derived from providing the services are competitive and reasonable; and

B. That ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality to which it provides advisory services; and that the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Other Information 103

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, the services to be performed under the agreements were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2008 qualifies for the corporate dividends received deduction for the following Funds:

Dividends
Received
Fund	Deduction

ICON Energy Fund	66.99%
ICON Financial Fund	52.03%
ICON Industrials Fund	35.58%
ICON Leisure and Consumer Staples Fund	20.96%
ICON Materials Fund	17.47%
ICON Telecommunication & Utilities Fund	45.81%

For the fiscal year ended September 30, 2008, the following Funds paid qualified dividend income:

Fund	Amount

ICON Energy Fund	65.03%
ICON Financial Fund	67.74%
ICON Industrials Fund	48.34%
ICON Leisure and Consumer Staples Fund	22.46%
ICON Materials Fund	20.59%
ICON Telecommunication & Utilities Fund	45.64%

104 Other Information

The Funds designate the following amounts as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

ICON Consumer Discretionary Fund	$6,366,023
ICON Energy Fund	208,365,094
ICON Financial Fund	14,570,782
ICON Healthcare Fund	37,424,119
ICON Industrials Fund	4,273,696
ICON Leisure and Consumer Staples Fund	228,358
ICON Materials Fund	3,216,069
ICON Telecommunication & Utilities Fund	66,771

Portfolio Holdings

A list of each ICON Fund’s Top 10 holdings is available at www.iconfunds.com on or about 15 days following each month end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the SEC’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor

Other Information 105

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

Item 2. Code of Ethics.
Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.
During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
(a)   (1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i) Has at least one audit committee financial expert serving on its audit committee; or
(ii) Does not have an audit committee financial expert serving on its audit committee.
(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or
(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-
2(a)(19)).
(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial experts are Glen F Bergert, Gregory Kellam Scott and R. Michael Sentel, who are “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Fiscal year ended 9/30/08

	Registrant	Covered Entities 1
(a) Audit Fees 2	$365,650	N/A

(b) Non-Audit Fees

(c) Tax Fees 3	$113,650	$45,000
All Other Fees 4	N/A	N/A
(d) Total Non-Audit Fees	$113,650	$45,000

Fiscal year ended 9/30/07

	Registrant	Covered Entities 1
(a) Audit Fees 2	$324,500	N/A

(b) Non-Audit Fees

(c) Tax Fees 3	$93,000	$11,510
All Other Fees 4		$60,000
(d) Total Non-Audit Fees	$93,000	$71,510

1.	Covered Entities include ICON Advisers, Inc. (“ICON Advisers”), investment adviser and administrator to the Registrant, as well as ICON Advisers’ affiliated entities.

2.	“Audit Fees” represents fees for performing an audit of the Registrant’s annual financial statements or services that are normally provided by the independent accountants in connection with statuatory and regulatory filings.

3.	“Tax Fees” represent fees for tax return preparation, excise distribution calculations, quarterly tax compliance reviews, and tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

4.	“All Other Fees” paid by the Registrant in fiscal year 2007 were related to multi-class issues.
     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.
Not applicable.

Item 6. Schedule of Investments.
(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Instruction of paragraph (a)
     Schedule I - Investments In Securities of unaffiliated issuers filed under this Item must be audited, except that in the case of a report on this Form N-CSR as of the end of a fiscal half-year Schedule I – Investments in securities of unaffiliated issuers need not be audited.
(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:
(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested; and

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing. This Item 6(b) shall terminate one year after the date on which the provisions of Section 4 of the Sudan Accountability and Divestment Act of 2007 terminate pursuant of Section 12 of the Act.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
Not applicable.
Item 11. Controls and Procedures.
     (a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
Not applicable.
     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.
     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.
     Not applicable.
     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)       ICON Funds

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)
Date December 5, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)
Date December 5, 2008

By (Signature and Title)*	/s/ Erik L. Jonson
Erik L. Jonson, Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)
Date December 5, 2008

*	Print the name and title of each signing officer under his or her signature.